UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

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AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

September 21, 2018

Dear Contractholder:

Enclosed is a notice and joint proxy statement relating to a Joint Special Meeting of Shareholders of the EQ Advisors Trust and the AXA Premier VIP Trust (each, a “Trust” and together, the “Trusts”). The Joint Special Meeting of Shareholders is scheduled to be held at the Trusts’ offices, located at 1290 Avenue of the Americas, New York, New York 10104, on October 25, 2018, at 2:30 p.m., Eastern time (the “Meeting”).

Each Trust is a “series” investment company comprised of separate portfolios (each, a “Portfolio” and together, the “Portfolios”). The Portfolios are identified in the tables beginning on page 2 of the joint proxy statement.

As an owner of a variable life insurance policy and/or variable annuity contract or certificate (a “Contract”) that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your policy or contract how to vote the applicable Portfolio shares related to your interest in those accounts as of the close of business on June 29, 2018. The Insurance Company that issued your policy or contract is the record owner of the Portfolio shares related to your interest in those accounts and is referred to as a “shareholder.”

Following is only a brief summary of the matters to be considered at the Meeting. The attached Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement concerning the Meeting describe in more detail the matters to be considered at the Meeting.

Shareholders of each Portfolio will be asked to approve new investment advisory agreements between AXA Equitable Funds Management Group, LLC (“FMG LLC”), the Portfolios’ investment adviser, and the relevant Trust. Shareholders of the Portfolios for which AllianceBernstein L.P. (“AllianceBernstein”), AXA Investment Managers, Inc. (“AXA IM”), or AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) currently serves as a sub-adviser also will be asked to approve new investment sub-advisory agreements between FMG LLC and AllianceBernstein, AXA IM, or AXA Rosenberg, as applicable. AllianceBernstein, AXA IM, and AXA Rosenberg are affiliates of FMG LLC. These new investment advisory and investment sub-advisory agreements are presented in response to anticipated changes to the indirect ownership of FMG LLC and certain of its affiliated investment advisers. AXA S.A., FMG LLC’s ultimate parent company, plans to divest over time its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”). AEH is the indirect parent company of AXA Equitable Life Insurance Company, of which FMG LLC is a wholly-owned subsidiary. FMG LLC does not expect the change in its ownership to result in any changes to the investment management fees paid by the Portfolios, the portfolio management of the Portfolios, or the nature and quality of the services provided by FMG LLC or its affiliates to the Portfolios.

Shareholders of certain Portfolios for which SSgA Funds Management, Inc. (“SSgA”) currently serves as a sub-adviser also will be asked to approve a new investment sub-advisory agreement between FMG LLC and AllianceBernstein. As stated above, AllianceBernstein is an affiliate of FMG LLC. If the shareholders of such a Portfolio approve the new investment sub-advisory agreement, AllianceBernstein would replace SSgA as sub-adviser to the Portfolio, and AllianceBernstein, rather than SSgA, would provide the day-to-day implementation of an investment program for all, or a portion, of the assets of the Portfolio, as well as certain related administrative functions. Under the new investment sub-advisory agreement with AllianceBernstein, each such Portfolio will continue to receive substantially the same services it receives under the current investment sub-advisory agreement with SSgA, and FMG LLC will pay AllianceBernstein the same sub-advisory fee with respect to each Portfolio that it currently pays SSgA under the current investment sub-advisory agreement. The appointment of AllianceBernstein as sub-adviser to such a Portfolio will not result in any changes to the investment management fee paid by the Portfolio to FMG LLC and is not expected to result in any changes to the investment program of the Portfolio.

Shareholders of each Trust also will be asked to elect each of the ten current members of the Board of Trustees of each Trust, as well as two new trustee nominees to serve on the Board of Trustees of each Trust.

The Board of Trustees of each Trust has approved the proposals identified above with respect to your Portfolio(s) and recommends that you vote “FOR” each of the proposals on which you are being asked to vote. Although each Board of Trustees has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented. The cost of the Meeting, including the expenses of printing and mailing the Joint Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by FMG LLC and/or its affiliates.

Sincerely, Steven M. Joenk Managing Director AXA Equitable Life Insurance Company

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EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

OCTOBER 25, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of the EQ Advisors Trust (the “EQ Trust”) and the AXA Premier VIP Trust (the “VIP Trust”) (each, a “Trust” and together, the “Trusts”) will be held at the Trusts’ offices, located at 1290 Avenue of the Americas, New York, New York 10104, on October 25, 2018, at 2:30 p.m., Eastern time (the “Meeting”).

The EQ Trust and the VIP Trust are “series” investment companies comprised of separate portfolios (the “EQ Portfolios” and the “VIP Portfolios,” respectively) (each, a “Portfolio” and together, the “Portfolios”). The Portfolios are identified in the tables beginning on page 2 of the Joint Proxy Statement attached to this notice.

AXA S.A. (“AXA”) has announced its intention to sell over time its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”), which is the indirect parent company of AXA Equitable Funds Management Group, LLC (“FMG LLC”), the investment adviser to the Portfolios. AXA anticipates selling all of its interest in AEH — and, indirectly, FMG LLC — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time, subject to market conditions and a lock-up period on sales by AXA of its remaining AEH common stock ending 180 days after the date of AEH’s Form S-1 Registration Statement filed May 2, 2018. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event. If any such Change of Control Event were to occur, the investment advisory agreements for each Portfolio would automatically terminate. The investment sub-advisory agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) also would automatically terminate at any Change of Control Event. In addition, each investment sub-advisory agreement between (1) FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) and (2) FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provides that it will automatically terminate in the event the investment advisory agreement between a Portfolio and FMG LLC terminates for any reason. To ensure that FMG LLC, AllianceBernstein, AXA IM and AXA Rosenberg may continue to provide advisory and sub-advisory services to the Portfolios without interruption, the Meeting is being called to approve new investment advisory agreements and investment sub-advisory agreements. Shareholders also will be asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment advisory and investment sub-advisory agreements terminate. The Trusts also are taking this opportunity to update and modernize the terms of the investment advisory and investment sub-advisory agreements under which services are provided to each Trust. The new investment advisory and investment sub-advisory agreements initially will take effect on or about November 1, 2018. Any new investment advisory agreements and investment sub-advisory agreements entered into as a result of a Change of Control Event that occurs after shareholder approval will take effect upon the closing of that Change of Control Event.

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The Meeting also is being called to approve a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to certain Portfolios for which SSgA Funds Management, Inc. (“SSgA”) currently serves as a sub-adviser. If the shareholders of such a Portfolio approve the new investment sub-advisory agreement, AllianceBernstein would replace SSgA as sub-adviser to the Portfolio, and AllianceBernstein, rather than SSgA, would provide the day-to-day implementation of an investment program for all, or a portion, of the assets of the Portfolio, as well as certain related administrative functions. The new investment sub-advisory agreement between FMG LLC and AllianceBernstein would automatically terminate at any Change of Control Event, as described above. Therefore, shareholders also will be asked to approve a new investment sub-advisory agreement and any future investment sub-advisory agreements if, as a result of Change of Control Events that may occur in connection with the Sell-Down Plan, the new investment sub-advisory agreement terminates.

Shareholders of each Trust also will be asked to elect each of the ten current members of the Board of Trustees of each Trust, as well as two new trustee nominees to serve on the Board of Trustees of each Trust.

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting will be asked to approve the proposals applicable to that Portfolio, as described below:

1.A.-1.C.	Approve (1) a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of the EQ Portfolios, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of the EQ Portfolios, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.A.	Approve (1) a new investment advisory agreement between FMG LLC and the VIP Trust, on behalf of the VIP Portfolios, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the VIP Trust, on behalf of the VIP Portfolios, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.A.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each EQ Trust Portfolio sub-advised by AllianceBernstein, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each EQ Trust Portfolio sub-advised by AllianceBernstein, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.B.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AXA IM with respect to 1290 VT High Yield Bond Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AXA IM with respect to 1290 VT High Yield Bond Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.C.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AXA Rosenberg with respect to 1290 VT SmartBeta Equity Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AXA Rosenberg with respect to 1290 VT SmartBeta Equity Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

4.A.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

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5.	Elect a Board of Trustees.

6.	Transact such other business that may properly come before the Meeting.

The Board of Trustees of each Trust unanimously recommends that you vote in favor of each Proposal on which you are being asked to vote.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above matters.

You should read the Joint Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on June 29, 2018. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. Your Board of Trustees recommends that you vote or provide voting instructions to vote “FOR” each proposal on which you are being asked to vote.

By Order of the Boards of Trustees, William MacGregor Secretary

Dated: September 21, 2018

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

TO BE HELD ON OCTOBER 25, 2018

Dated: SEPTEMBER 21, 2018

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of June 29, 2018 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of a separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of the EQ Advisors Trust and/or the AXA Premier VIP Trust (each, a “Trust” and together, the “Trusts”). Each Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios held by its Separate Accounts, as to how it should vote on the relevant proposals (each, a “Proposal” and together, the “Proposals”) that will be considered at the Joint Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Joint Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card(s).

AXA Equitable Funds Management Group, LLC (“FMG LLC”), the investment adviser to each Trust, is a wholly-owned subsidiary of AXA Equitable, a wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly-owned subsidiary of AXA Equitable Holdings, Inc. (“AEH”), currently a majority-owned subsidiary of AXA S.A., a public company organized under the laws of France. The principal executive offices of AXA Equitable, AXA Financial, Inc., and AEH are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are being mailed to Contractholders on or about September 27, 2018.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the shares “FOR” the applicable Proposals.

The number of shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

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At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of each applicable Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of FMG LLC, the investment adviser of the Trusts, or its affiliates as well as officers and agents of the Trusts. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business with respect to a Trust or a Portfolio is not established or if the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

1290 Avenue of the Americas

New York, New York 10104

JOINT PROXY STATEMENT DATED SEPTEMBER 21, 2018 FOR THE

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 25, 2018

This Joint Proxy Statement relates to the solicitation by the respective Boards of Trustees (each, a “Board” and together, the “Boards”) of the EQ Advisors Trust (the “EQ Trust”) and the AXA Premier VIP Trust (the “VIP Trust”) (each, a “Trust” and together, the “Trusts”) of proxies to be used at the Joint Special Meeting of Shareholders of each Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on October 25, 2018, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Joint Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of June 29, 2018 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more portfolios (each, a “Portfolio” and together, the “Portfolios”) of a Trust. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the Proposals contained in this Joint Proxy Statement in connection with the solicitation by the respective Boards of proxies for the Meeting.

This Joint Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date.

Distribution of this Joint Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about September 27, 2018.

SUMMARY OF PROPOSALS AND PORTFOLIOS VOTING

The following tables show which of the below Proposals the shareholders of each Portfolio of the EQ Trust (each, an “EQ Portfolio”) and the VIP Trust (each, a “VIP Portfolio”) are being asked to approve. The terms “Fund of Funds Portfolios,” “MONY Portfolios,” and “AB Portfolios” are defined below the tables. The terms “Change of Control Event” and “Sell-Down Plan” are defined and described in the preceding Notice of Joint Special Meeting of Shareholders and in the section titled “Overview” below.

The numbers/letters in the table columns correspond to the numbers/letters of the Proposals described below:

1.A.	Approve (1) a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and the EQ Trust, on behalf of each EQ Portfolio (except the Fund of Funds Portfolios and the MONY Portfolios), and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of each EQ Portfolio (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

1.B.	Approve (1) a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of each Fund of Funds Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of each Fund of Funds Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

1.C.	Approve (1) a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of each MONY Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the EQ Trust, on behalf of each MONY Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

2.A.	Approve (1) a new investment advisory agreement between FMG LLC and the VIP Trust, on behalf of each VIP Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between FMG LLC and the VIP Trust, on behalf of each VIP Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.A.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AllianceBernstein L.P. (“Alliance Bernstein”) with respect to each AB Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each AB Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.B.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) with respect to the 1290 VT High Yield Bond Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3.C.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to the 1290 VT SmartBeta Equity Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

4.A.	Approve (1) a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between FMG LLC and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

5.	Elect a Board of Trustees.

6.	Transact such other business that may properly come before the Meeting.

EQ PORTFOLIOS	1.A.	1.B.	1.C.	2.A.	3.A.	3.B.	3.C.	4.A.	5.
1290 VT Convertible Securities Portfolio	X								X
1290 VT DoubleLine Dynamic Allocation Portfolio	X								X
1290 VT DoubleLine Opportunistic Bond Portfolio	X								X
1290 VT Energy Portfolio	X								X
1290 VT Equity Income Portfolio***			X						X
1290 VT GAMCO Mergers & Acquisitions Portfolio***			X						X
1290 VT GAMCO Small Company Value Portfolio***			X						X
1290 VT High Yield Bond Portfolio	X					X			X
1290 VT Low Volatility Global Equity Portfolio	X								X

EQ PORTFOLIOS	1.A.	1.B.	1.C.	2.A.	3.A.	3.B.	3.C.	4.A.	5.
1290 VT Micro Cap Portfolio	X								X
1290 VT Multi-Alternative Strategies Portfolio	X								X
1290 VT Natural Resources Portfolio*	X				X				X
1290 VT Real Estate Portfolio*	X				X				X
1290 VT Small Cap Value Portfolio	X								X
1290 VT SmartBeta Equity Portfolio	X						X		X
1290 VT Socially Responsible Portfolio	X								X
All Asset Growth – Alt 20 Portfolio***			X						X
ATM International Managed Volatility Portfolio*	X				X				X
ATM Large Cap Managed Volatility Portfolio*	X				X				X
ATM Mid Cap Managed Volatility Portfolio*	X				X				X
ATM Small Cap Managed Volatility Portfolio*	X				X				X
AXA 400 Managed Volatility Portfolio*	X				X				X
AXA 500 Managed Volatility Portfolio*	X				X				X
AXA 2000 Managed Volatility Portfolio*	X				X				X
AXA Aggressive Strategy Portfolio**		X							X
AXA Balanced Strategy Portfolio**		X							X
AXA Conservative Growth Strategy Portfolio**		X							X
AXA Conservative Strategy Portfolio**		X							X
AXA Global Equity Managed Volatility Portfolio	X								X
AXA Growth Strategy Portfolio**		X							X
AXA International Core Managed Volatility Portfolio	X								X
AXA International Managed Volatility Portfolio*	X				X				X
AXA International Value Managed Volatility Portfolio	X								X
AXA Large Cap Core Managed Volatility Portfolio	X								X
AXA Large Cap Growth Managed Volatility Portfolio	X								X
AXA Large Cap Value Managed Volatility Portfolio*	X				X				X
AXA Mid Cap Value Managed Volatility Portfolio	X								X
AXA Moderate Growth Strategy Portfolio**		X							X
AXA Ultra Conservative Strategy Portfolio**		X							X
AXA/AB Dynamic Aggressive Growth Portfolio*	X				X				X
AXA/AB Dynamic Growth Portfolio*	X				X				X
AXA/AB Dynamic Moderate Growth Portfolio*	X				X				X
AXA/AB Short Duration Government Bond Portfolio*	X				X				X
AXA/AB Small Cap Growth Portfolio*	X				X				X
AXA/ClearBridge Large Cap Growth Portfolio	X								X
AXA/Franklin Balanced Managed Volatility Portfolio	X								X
AXA/Franklin Small Cap Value Managed Volatility Portfolio	X								X
AXA/Franklin Templeton Allocation Managed Volatility Portfolio**		X							X
AXA/Goldman Sachs Strategic Allocation Portfolio	X								X
AXA/Invesco Strategic Allocation Portfolio	X								X
AXA/Janus Enterprise Portfolio	X								X
AXA/JPMorgan Strategic Allocation Portfolio	X								X
AXA/Legg Mason Strategic Allocation Portfolio	X								X
AXA/Loomis Sayles Growth Portfolio***			X						X
AXA/Morgan Stanley Small Cap Growth Portfolio	X								X
AXA/Mutual Large Cap Equity Managed Volatility Portfolio†	X								X

EQ PORTFOLIOS	1.A.	1.B.	1.C.	2.A.	3.A.	3.B.	3.C.	4.A.	5.
AXA/Templeton Global Equity Managed Volatility Portfolio	X								X
EQ/BlackRock Basic Value Equity Portfolio	X								X
EQ/Capital Guardian Research Portfolio	X								X
EQ/Common Stock Index Portfolio*	X				X				X
EQ/Core Bond Index Portfolio	X								X
EQ/Emerging Markets Equity PLUS Portfolio*	X				X				X
EQ/Equity 500 Index Portfolio*	X				X				X
EQ/Global Bond PLUS Portfolio	X								X
EQ/Intermediate Government Bond Portfolio	X								X
EQ/International Equity Index Portfolio*	X				X				X
EQ/Invesco Comstock Portfolio	X								X
EQ/JPMorgan Value Opportunities Portfolio	X								X
EQ/Large Cap Growth Index Portfolio*	X				X				X
EQ/Large Cap Value Index Portfolio	X							X	X
EQ/MFS International Growth Portfolio***			X						X
EQ/Mid Cap Index Portfolio	X							X	X
EQ/Money Market Portfolio	X								X
EQ/Oppenheimer Global Portfolio	X								X
EQ/PIMCO Global Real Return Portfolio	X								X
EQ/PIMCO Ultra Short Bond Portfolio***			X						X
EQ/Quality Bond PLUS Portfolio*	X				X				X
EQ/Small Company Index Portfolio*	X				X				X
EQ/T. Rowe Price Growth Stock Portfolio***			X						X
EQ/UBS Growth and Income Portfolio***			X						X
Multimanager Aggressive Equity Portfolio*	X				X				X
Multimanager Core Bond Portfolio	X								X
Multimanager Mid Cap Growth Portfolio*	X				X				X
Multimanager Mid Cap Value Portfolio	X								X
Multimanager Technology Portfolio	X							X	X

*	This Portfolio is one of the “AB Portfolios” as the term is defined below.
**	This Portfolio is one of the “Fund of Funds Portfolios” as the term is defined below.
***	This Portfolio is one of the “MONY Portfolios” as the term is defined below.
†	Effective on or about October 1, 2018, the name of the Portfolio will change to “EQ/ClearBridge Select Equity Managed Volatility Portfolio.”

VIP PORTFOLIOS	1.A.	1.B.	1.C.	2.A.	3.A.	3.B.	3.C.	4.A.	5.
AXA Aggressive Allocation Portfolio				X					X
AXA Conservative Allocation Portfolio				X					X
AXA Conservative-Plus Allocation Portfolio				X					X
AXA Moderate Allocation Portfolio				X					X
AXA Moderate-Plus Allocation Portfolio				X					X
CharterSM Aggressive Growth Portfolio				X					X
CharterSM Conservative Portfolio				X					X
CharterSM Growth Portfolio				X					X
CharterSM Moderate Growth Portfolio				X					X
CharterSM Moderate Portfolio				X					X
CharterSM Multi-Sector Bond Portfolio				X					X
CharterSM Small Cap Growth Portfolio				X					X

VIP PORTFOLIOS	1.A.	1.B.	1.C.	2.A.	3.A.	3.B.	3.C.	4.A.	5.
CharterSM Small Cap Value Portfolio				X					X
Target 2015 Allocation Portfolio				X					X
Target 2025 Allocation Portfolio				X					X
Target 2035 Allocation Portfolio				X					X
Target 2045 Allocation Portfolio				X					X
Target 2055 Allocation Portfolio				X					X

As used herein, the term “AB Portfolios” refers to 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/AB Small Cap Growth Portfolio, EQ/Common Stock Index Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Small Company Index Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager Mid Cap Growth Portfolio.

As used herein, the term “Fund of Funds Portfolios” refers to AXA Aggressive Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Growth Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Ultra Conservative Strategy Portfolio and AXA/Franklin Templeton Allocation Managed Volatility Portfolio.

As used herein, the term “MONY Portfolios” refers to 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, All Asset Growth-Alt 20 Portfolio, AXA/Loomis Sayles Growth Portfolio, EQ/MFS International Growth Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/T. Rowe Price Growth Stock Portfolio and EQ/UBS Growth and Income Portfolio.

The Board of each Trust has determined that the use of this Joint Proxy Statement for such Trust’s Meeting is in the best interests of the Trust and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Trusts.

Each Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” Each Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

FMG LLC is the investment adviser and administrator of each Portfolio. AXA Distributors, LLC, an affiliate of FMG LLC, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trusts’ principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment advisers listed in Exhibit A serve as investment sub-advisers to certain of the EQ Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card(s) and attending the Meeting is included at the end of this Joint Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of printing and mailing the Joint Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by FMG LLC and/or its affiliates.

Important Notice Regarding the Availability of Proxy Materials for the

Joint Shareholder Meeting to be Held on October 25, 2018

This Joint Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about each Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Joint Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about September 27, 2018. This Joint Proxy Statement and proxy or voting instruction card(s) also will be available at www.proxyvote.com on or about September 27, 2018. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by each Trust.

Each Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of a Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

TABLE OF CONTENTS

Page
OVERVIEW	9
PROPOSAL 1.A.: Approval of (1) a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each EQ Portfolio (except the Fund of Funds Portfolios and the MONY Portfolios), and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each EQ Portfolio (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan	12
PROPOSAL 1.B.: Approval of (1) a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each Fund of Funds Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each Fund of Funds Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.	12
PROPOSAL 1.C.: Approval of (1) a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each MONY Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each MONY Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan	12
PROPOSAL 2.A.: Approval of (1) a new investment advisory agreement between the Adviser and the VIP Trust, on behalf of each VIP Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the VIP Trust, on behalf of each VIP Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan	12
Background on the Proposals	12
Comparison of the Current Advisory Agreements and the New Advisory Agreements	14
Information about the Adviser	16
Additional Fee Information	17
Required Vote for each of Proposals 1.A. through 1.C. and Proposal 2.A.	19
PROPOSAL 3.A.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan	19
PROPOSAL 3.B.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan	19
PROPOSAL 3.C.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan	19
Background on the Proposals	20
Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements	22

Page
Information about the Sub-Advisers	25
Required Vote for each of Proposals 3.A. through 3.C.	27
MATTERS CONSIDERED BY THE BOARDS	27
Consideration and Approval of New Advisory and Sub-Advisory Agreements Proposed in Proposals 1.A.-3.C.	27

PROPOSAL 4.A.: Approval of (1)  a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

33
Background on the Proposal	34
The Current Sub-Adviser	35
Comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement	36
Reasons for the New Sub-Advisory Agreement	38
Information about the New Sub-Adviser	39
New Portfolio Managers for the Sub-Advised Portfolios	40
Matters Considered by the EQ Board	40
Required Vote for Proposal 4.A.	44
PROPOSAL 5: Elect a Board of Trustees	44
Background on the Proposal	44
Nominees	45
Qualifications and Experience of the Nominees	51
Interested Nominee	52
Independent Nominees	52
Structure of the EQ Board and the VIP Board	53
Risk Oversight of the Trusts	54
Compensation	55
Nominee Ownership of Portfolio Shares	58
Officers of each Trust	59
Shareholder Communications	63
Required Vote for Proposal 5	63
VOTING INFORMATION	64
INDEX TO EXHIBITS TO JOINT PROXY STATEMENT	68
Exhibit A – Names and Addresses of the Sub-Advisers	A-1
Exhibit B – Shareholder Approval of Current Advisory Agreements	B-1
Exhibit C – Form of EQ Trust New Advisory Agreement and Fee Schedules	C-1
Exhibit D – Form of VIP Trust New Advisory Agreement and Fee Schedules	D-1
Exhibit E – Fees Paid to the Adviser by the Portfolios	E-1
Exhibit F – Additional Fee Information	F-1
Exhibit G – Shareholder Approval of Current Sub-Advisory Agreements	G-1
Exhibit H – Form of New Sub-Advisory Agreements and Fee Schedules	H-1
Exhibit I – Fees Paid to the Sub-Advisers by the Adviser	I-1
Exhibit J – Fund(s) with Similar Investment Objectives Advised by the Adviser and the Sub-Advisers	J-1
Exhibit K – Outstanding Shares	K-1
Exhibit L – Five Percent Owner Report	L-1
Exhibit M – Advisory Agreement Comparison Chart	M-1
Exhibit N – Sub-Advisory Agreement Comparison Chart	N-1
Exhibit O – Governance Committee Charter - EQ Advisors Trust, 1290 Funds	O-1
Exhibit P – Governance Committee Charter - AXA Premier VIP Trust	P-1

OVERVIEW

Proposals 1.A.-3.C. The Boards of each of the EQ Trust and the VIP Trust are submitting for approval by the shareholders of the respective Portfolios of each Trust new investment advisory agreements (each, a “New Advisory Agreement”) between each Trust, on behalf of its respective Portfolios, and FMG LLC, each Portfolio’s current investment adviser (FMG LLC is also referred to herein as the “Adviser”). The Board of the EQ Trust (the “EQ Board”) is also submitting for approval new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”) between FMG LLC and each of: AllianceBernstein with respect to the AB Portfolios; AXA IM with respect to the 1290 VT High Yield Bond Portfolio; and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio.

These New Advisory and Sub-Advisory Agreements are presented in response to the anticipated sale by FMG LLC’s ultimate parent company, AXA S.A. (“AXA”), of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”). AEH is the indirect parent company of AXA Equitable Life Insurance Company (“AXA Equitable”), of which FMG LLC is a wholly-owned subsidiary.

AXA, a public company organized under the laws of France as a societe anonyme and traded on Euronext, Paris, provides insurance and asset management services worldwide. AXA engages in the life insurance and asset management business in the United States principally through its indirect subsidiary, AXA Equitable. AXA Equitable engages in its investment management business through certain subsidiaries, including FMG LLC and AllianceBernstein. AXA formerly owned all of the outstanding shares of common stock of AEH, which is the parent company of AXA Equitable. On May 10, 2017, AXA announced its intention to sell a minority stake of AEH, an entity through which AXA owns its indirect interest in FMG LLC and AllianceBernstein, via an initial public offering (“IPO”) and listing of AEH’s shares of common stock on the New York Stock Exchange. On November 13, 2017, AEH filed a Form S-1 with the SEC, confirming the May 2017 announcement. On May 10, 2018, the shares of common stock of AEH were listed and commenced trading on the New York Stock Exchange (NYSE: EQH), and on May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH at $20.00 per share. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AEH). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events. If, for example, there were no further sales by AEH or AXA of shares of common stock of AEH, upon exchange of the MxB Notes, AXA would continue to own approximately 64% of the shares of common stock of AEH. AXA has publicly announced, however, its plans to divest its remaining ownership interest in AEH over time in one or more transactions, subject to market conditions (the “Sell-Down Plan”). The Sell-Down Plan is also subject to a lock-up period on sales by AXA of its remaining AEH common stock ending 180 days after the date of AEH’s Form S-1 Registration Statement filed May 2, 2018. It is possible that AXA’s divestment of AEH may take place by means of a sale to a single buyer or group of buyers. As further described below, if a single person or group acting together subsequently gains “control” (as defined in the 1940 Act) of AEH, shareholders will have the opportunity to vote on new investment advisory and investment sub-advisory agreements that are prompted by that change of control.

Proposals 1.A.-3.C. in this Joint Proxy Statement address certain matters relating to the Sell-Down Plan. The Portfolios are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a particular sale of AEH stock as part of the Sell-Down Plan results in a Change of Control Event depends on the facts and circumstances of the sale, and the law is not clear as to whether an assignment would ever occur in the case of implementation of the Sell-Down Plan. Also, a Change of Control Event may not occur if AXA continues to hold more than 25% of the outstanding voting stock of AEH and no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH.1

[1]

Under Section 2(a)(9) of the 1940 Act, “control” is defined as “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” The 1940 Act provides a rebuttable presumption of control when any person “owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company.”

It is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event. If any such Change of Control Event were to occur, the advisory agreement for each Portfolio would automatically terminate. The sub-advisory agreement between FMG LLC and AllianceBernstein with respect to the AB Portfolios also would automatically terminate if any Change of Control Event were to occur. In addition, each sub-advisory agreement between (1) FMG LLC and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and (2) FMG LLC and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, provides that it will automatically terminate in the event the advisory agreement between a Portfolio and FMG LLC terminates for any reason. As discussed in Proposals 3.A.-3.C. below, the Adviser may not enter into a sub-advisory agreement with an Affiliated Sub-Adviser (as defined herein) without shareholder approval.

With respect to certain other Portfolios of the EQ Trust that are advised by one or more sub-advisers, the Adviser has entered into sub-advisory agreements with various unaffiliated sub-advisers, which agreements also would automatically terminate as a result of Change of Control Events that may occur in connection with the Sell-Down Plan. However, as discussed in Proposals 3.A.-3.C. below, the new sub-advisory agreements with these unaffiliated sub-advisers do not require shareholder approval, but only EQ Board approval. Accordingly, shareholders are not being asked to approve these agreements.

In order to ensure that the existing advisory and sub-advisory services provided to the Portfolios can continue uninterrupted, shareholders are being asked to approve the New Advisory Agreement between FMG LLC and each Trust for each Portfolio, and to approve the New Sub-Advisory Agreements between FMG LLC and each of: AllianceBernstein with respect to the AB Portfolios; AXA IM with respect to the 1290 VT High Yield Bond Portfolio; and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio. As part of the same Proposals, shareholders also are being asked to approve, under certain circumstances, any future investment advisory and investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment advisory and investment sub-advisory agreements terminate. The Trusts also are taking this opportunity to update and modernize the terms of the investment advisory and investment sub-advisory agreements under which services are provided to each Trust. The new investment advisory and investment sub-advisory agreements initially will take effect on or about November 1, 2018. Any future investment advisory and investment sub-advisory agreements entered into as a result of a Change of Control event that occurs after shareholder approval will take effect upon the closing of that Change of Control Event. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the relevant Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Joint Proxy Statement. These future agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

If there is a change from the facts described in this Joint Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory or sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future advisory or sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the relevant Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the relevant Board and the shareholders of each Portfolio may be asked to approve new advisory and sub-advisory agreements to permit the Adviser and its affiliates AllianceBernstein, AXA IM and AXA Rosenberg, as applicable, to continue to provide services to the Portfolios.

Currently, the Adviser and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on the Adviser or any affiliate of the Adviser that provides services to the Portfolios with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the Sell-Down Plan. The Sell-Down Plan will not result in any change to the investment objective or the investment strategies of any Portfolio; however, the names of the Portfolios may change in the future to reflect a change in name of AXA Equitable or FMG LLC. The brand or company name under which AEH and its subsidiaries will operate is currently being evaluated, and any changes will be announced at a later date. Shareholders will be notified of any change in the name of a Portfolio.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including the Adviser.

Completion of the Sell-Down Plan is subject to certain regulatory approvals and other conditions, including prevailing market conditions during its implementation. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of French parent company AXA. FMG LLC will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

Proposal 4.A. The EQ Board is also submitting for approval a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between FMG LLC and AllianceBernstein, an affiliate of the Adviser, with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio. SSgA currently serves as a sub-adviser for all, or a portion, of each such Portfolio’s assets. If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, then AllianceBernstein would replace SSgA as sub-adviser to the Portfolio, and AllianceBernstein, rather than SSgA, would provide the day-to-day implementation of an investment program for all, or a portion, of the Portfolio’s assets, as well as certain related administrative functions, consistent with the Portfolio’s objectives and strategies. Under the New Sub-Advisory Agreement, the Adviser would remain responsible for monitoring the investment program for each Portfolio and overseeing the performance of AllianceBernstein and each Portfolio.

As discussed in Proposal 4.A. below, because AllianceBernstein is an affiliate of the Adviser, the New Sub-Advisory Agreement, and the compensation to be paid thereunder, must be approved by the shareholders of each Portfolio. If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, then the termination of SSgA, and the appointment of AllianceBernstein, as a sub-adviser to that Portfolio (or an allocated portion thereof) and the New Sub-Advisory Agreement will take effect with respect to that Portfolio on or about November 19, 2018.

Further, it is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event (see “Proposals 1.A.-3.C.” above in this section “Overview” for a discussion of the Sell-Down Plan and a Change of Control Event). The New Sub-Advisory Agreement for each Portfolio would automatically terminate if any such Change of Control Event were to occur. Therefore, as part of Proposal 4.A., shareholders also are being asked to approve a new sub-advisory agreement and any future sub-advisory agreements if, as a result of Change of Control Events that may occur in connection with the Sell-Down Plan, the New Sub-Advisory Agreement terminates. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the EQ Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the New Sub-Advisory Agreement that is described in this Joint Proxy Statement. These future sub-advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

If there is a change from the facts described in this Joint Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the EQ Board. If future sub-advisory agreements were to terminate without valid shareholder approval, the EQ Board and the shareholders of each Portfolio may be asked to approve new sub-advisory agreements to permit the Adviser and its affiliate AllianceBernstein to continue to provide services to the Portfolios.

Proposal 5. In Proposal 5 in this Joint Proxy Statement, the shareholders of each Trust are being asked to elect each of the ten (10) current members of the Board of Trustees of each Trust, as well as two (2) new trustee nominees to serve on the Board of Trustees of each Trust.

PROPOSAL 1.A.: Approval of (1) a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each EQ Portfolio (except the Fund of Funds Portfolios and the MONY Portfolios), and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each EQ Portfolio (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

PROPOSAL 1.B.: Approval of (1) a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each Fund of Funds Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each Fund of Funds Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

PROPOSAL 1.C.: Approval of (1) a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each MONY Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the EQ Trust, on behalf of each MONY Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

PROPOSAL 2: Approval of (1) a new investment advisory agreement between the Adviser and the VIP Trust, on behalf of each VIP Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the VIP Trust, on behalf of each VIP Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposals

The purpose of Proposals 1.A., 1.B., 1.C. and Proposal 2.A. is to approve new investment advisory agreements with the Adviser (each, a “New Advisory Agreement”) to ensure that existing investment advisory services for each Portfolio of the EQ Trust and the VIP Trust can continue uninterrupted through the implementation of the Sell-Down Plan (see the section titled “Overview” above for a description of the Sell-Down Plan). The Trusts also are taking this opportunity to update and modernize the terms of the investment advisory agreements under which services are provided to each Trust. A description of the material terms of the New Advisory Agreements is included below. If shareholders of the Portfolios approve Proposal 1.A., 1.B., 1.C. or Proposal 2.A., as applicable, the New Advisory Agreements will initially take effect on or about November 1, 2018. As part of the same Proposals, shareholders also are being asked to approve, under certain circumstances, any future investment advisory agreements if, as a result of future Change of Control Events, as described below, that may occur in connection with the Sell-Down Plan, the investment advisory agreements terminate. Any such future investment advisory agreements will take effect upon the closing of a Change of Control Event that may occur after shareholder approval. Therefore, if shareholders of the Portfolios approve Proposal 1.A., 1.B., 1.C. or Proposal 2.A., as applicable, the Adviser will continue to serve as investment adviser to each Portfolio pursuant to the New Advisory Agreements after the implementation of the Sell-Down Plan. The personnel responsible for the management operations of the Portfolios, including the officers of each of the EQ Trust and the VIP Trust, are not expected to change as a result of the Sell-Down Plan.

As discussed above in the section titled “Overview,” pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a

“Change of Control Event.” The Sell-Down Plan may result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement for each Portfolio with the Adviser. Therefore, in addition to the New Advisory Agreements, as part of Proposals 1.A., 1.B., 1.C. and Proposal 2.A., shareholders also are being asked to approve any future advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the Portfolios’ advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the relevant Board approves the future advisory agreements; and (3) the future advisory agreements would not be materially different from the New Advisory Agreements that are described in this Joint Proxy Statement. These future advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future advisory agreements as part of the same vote on the New Advisory Agreements because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Advisory Agreements and future advisory agreements will allow the Portfolios to maintain the uninterrupted services of the Adviser without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Joint Proxy Statement.

If there is a change from the facts described in this Joint Proxy Statement that is material to shareholders of the Portfolios in the context of a vote on an advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the relevant Board. If the advisory agreements were to terminate without valid shareholder approval, the relevant Board and the shareholders of each Portfolio may be asked to approve new advisory agreements to permit the Adviser to continue to provide services to the Portfolios.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any sale of the shares of AEH under the Sell-Down Plan that causes an assignment of the then-effective investment advisory or sub-advisory agreement for a Portfolio. Section 15(f) generally provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment. The Board of each Trust currently satisfies the 75% requirement of Section 15(f), and the Adviser has represented to the Boards that it will use its best efforts to ensure its and its affiliates’ compliance with the unfair burden condition for so long as the requirements of Section 15(f) apply.

In anticipation of the Sell-Down Plan, the Board of each Trust met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Trustees (as defined herein) separately, commencing in June 2018 and concluding at the Boards’ August 22, 2018 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Portfolio, and its shareholders, to approve a New Advisory Agreement between the respective Trust and the Adviser on behalf of the Portfolio, to take effect on or about November 1, 2018, and upon the closing of the first Change of Control Event that may occur after shareholder approval. The forms of the New Advisory Agreements for each of the EQ Trust and the VIP Trust, which are substantially identical to each other except for the names of the Portfolios covered by each agreement and their fee schedules, are attached hereto as Exhibits C and D, respectively.

The 1940 Act requires that each New Advisory Agreement be approved by the respective Portfolio’s shareholders in order for it to become effective. At the August 22, 2018 meeting of the Boards, and for the reasons discussed below (see “Matters Considered by the Boards” following Proposals 3.A. through 3.C.), each Board, including the Board members who are not parties to the New Advisory Agreements or who are not “interested persons” (as defined in the 1940 Act) of any Portfolio or the Adviser (the “Independent Trustees”), unanimously approved a New Advisory Agreement on behalf of each Portfolio and unanimously recommended approval of each such New Advisory Agreement by shareholders.

In the event shareholders of a Portfolio do not approve the New Advisory Agreement for that Portfolio at the Meeting or any adjournment, postponement or delay thereof prior to the occurrence of a Change of Control Event that may occur as part of the Sell-Down Plan, the existing investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for that Portfolio. In that event, the Board would need to consider appropriate action, which could include, among other things, entering into an interim investment advisory agreement between the Adviser and the respective Trust with respect to that Portfolio with a duration of no more than 150 days, seeking approval of a new investment advisory agreement, or reorganizing the Portfolio with and into another investment company in the fund complex.

Comparison of the Current Advisory Agreements and the New Advisory Agreements

Under the existing investment advisory agreements between the Adviser and each Trust (each, a “Current Advisory Agreement,” and collectively, the “Current Advisory Agreements”), the Adviser serves as the Portfolios’ investment adviser and is responsible for each Portfolio’s overall investment strategy and its implementation. The date of each Current Advisory Agreement and the date on which it was last approved by shareholders are provided in Exhibit B.

The EQ Trust currently has three investment advisory agreements: one agreement for the Fund of Funds Portfolios (the “Fund of Funds Current Advisory Agreement”), one agreement for the MONY Portfolios (the “MONY Current Advisory Agreement”), and one agreement for the remaining portfolios in the EQ Trust (the “Master Current Advisory Agreement”). For purposes of uniformity across the EQ Trust, in Proposals 1.A. through 1.C., shareholders of each Portfolio of the EQ Trust are being asked to approve a single New Advisory Agreement for the EQ Trust on behalf of all of the EQ Portfolios. The VIP Trust currently has one investment advisory agreement (the “VIP Current Advisory Agreement”). In Proposal 2.A., shareholders of each Portfolio of the VIP Trust are being asked to approve a single New Advisory Agreement for the VIP Trust on behalf of all of the VIP Portfolios.

Under the New Advisory Agreements, each Portfolio will pay the same fees that it pays under its respective Current Advisory Agreement (except that one Portfolio will pay a reduced fee, as described below), and there will be no change in the services provided to the Portfolios by the Adviser. The terms of the New Advisory Agreements are materially similar to the terms of the Current Advisory Agreements, except as described below. The New Advisory Agreements also contain certain changes that are intended to update and standardize the terms of the investment advisory agreements across the fund complex. The material terms of the Current and New Advisory Agreements are discussed in more detail below. Additional information that compares the provisions of the Current and New Advisory Agreements is provided in the “Advisory Agreement Comparison Chart” included as Exhibit M.

Fees. No changes to the fee schedules for the Portfolios are proposed in the New Advisory Agreements. Under the New Advisory Agreements, each Portfolio will pay the same fees that it pays under its respective Current Advisory Agreement. At the EQ Board’s July 10-12, 2018 meeting, the Adviser agreed to reduce the advisory fee payable by the EQ/Oppenheimer Global Portfolio, effective October 1, 2018. Under each Current Advisory Agreement and the New Advisory Agreements, a Portfolio pays the Adviser an investment management fee based on the amount of assets within the Portfolio. For certain of the Portfolios, the rate of the investment management fee will decrease as a Portfolio’s assets increase beyond specific thresholds. Each Portfolio’s investment management fee, payable monthly, is calculated based upon the average daily net assets of the Portfolio pursuant to the fee schedule set forth in Exhibits C and D. The effective management fee rate (net of fee waivers and expense reimbursements, where applicable) for each Portfolio as a percentage of average daily net assets and the management fees paid by each Portfolio to the Adviser during the fiscal year ended December 31, 2017, are listed in Exhibit E.

Services. Under the New Advisory Agreements, each Portfolio will continue to receive the same services it receives under its respective Current Advisory Agreement. Both the Current Advisory Agreements and the New Advisory Agreements appoint the Adviser as the investment adviser with responsibility for the management and investment of each Portfolio’s assets, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in the respective agreement. However, the New Advisory Agreements more specifically describe the Adviser’s duties and services with respect to providing a continuous investment program for each Portfolio and with respect to delegation to sub-advisers, as further described below.

Appointment of Sub-Advisers. No changes to the authority of the Adviser to appoint investment sub-advisers are proposed in the New Advisory Agreements. Both the Current Advisory Agreements and the New Advisory Agreements authorize the Adviser to, among other things, hire one or more investment sub-advisers to provide the day-to-day implementation of an investment program for the Portfolios, subject always to the overall supervision and monitoring of the Adviser and the oversight of the Trust’s Board and provided that any such sub-advisory agreement is in compliance with the 1940 Act.

Each Trust and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the respective Trust’s Board, to appoint additional unaffiliated sub-advisers or to replace an existing sub-adviser with an unaffiliated sub-adviser, as well as change the terms of a contract with an unaffiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders (the “Exemptive Order”). The Portfolios will notify shareholders of any change in the identity of a sub-adviser of a Portfolio, the addition of a sub-adviser to a Portfolio, or any material change in the terms of a contract with an unaffiliated sub-adviser. In this event, the name of the Portfolio and its investment strategies may also change. The EQ Portfolios currently rely on the Exemptive Order. The VIP Portfolios currently do not have sub-advisers, but are permitted to rely on the Exemptive Order.

Term and Continuance. The New Advisory Agreements provide for the same terms with respect to the initial term and continuation of the agreement as the Current Advisory Agreements. After an initial two-year term, each New Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) a majority of those Trustees who are neither parties to the New Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and (2) the Board or, with respect to a Portfolio, by an affirmative vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares. Notwithstanding the initial two-year term of each New Advisory Agreement, each Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The New Advisory Agreements may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of a Portfolio on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the applicable Portfolio. The Current Advisory Agreements provide for the same terms with respect to termination as the New Advisory Agreements.

Certain Differences Between the Current and New Advisory Agreements. The following is a summary of certain provisions in the New Advisory Agreements which differ from the Current Advisory Agreements, and which are proposed as part of an effort to update and standardize the terms of the investment advisory agreements across the fund complex.

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Description of the Adviser’s Responsibilities. The New Advisory Agreements include a more detailed description of the Adviser’s responsibilities with respect to a Portfolio as compared with the Current Advisory Agreements. The New Advisory Agreements specify that the Adviser is responsible for (1) providing a continuous investment program for the Portfolios; (2) monitoring the implementation of each Portfolio’s investment program; (3) assessing each Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Portfolios; (6) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to a Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

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Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. As noted above, both the New Advisory Agreements and the Current Advisory Agreements authorize the Adviser to, among other things, hire one or more investment sub-advisers to provide the day-to-day implementation of an investment program for the Portfolios, subject always to the overall supervision and monitoring of the Adviser and the oversight of the EQ Board. However, the New Advisory Agreements provide more detail than the

Current Advisory Agreements in the description of the Adviser’s responsibilities with regard to such delegation. The New Advisory Agreements state that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing each sub-adviser; (2) assessing each sub-advised Portfolio’s investment focus and furnishing the Board with periodic reports concerning each sub-adviser; (3) allocating and reallocating the assets of a sub-advised Portfolio, or a portion thereof, advised by one or more sub-advisers; (4) monitoring each sub-adviser’s implementation of the investment program with respect to each sub-advised Portfolio (or portions thereof); (5) causing the appropriate sub-adviser(s) to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating each sub-adviser.

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Limitation on Liability. Each New Advisory Agreement provides that the Adviser will exercise its best judgment in rendering its services to the applicable Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the agreement. The EQ Trust Master Current Advisory Agreement and EQ Trust MONY Current Advisory Agreement each includes an identical provision on limitation of liability of the Adviser. Each of the VIP Trust Current Advisory Agreement and the EQ Trust Fund of Funds Current Advisory Agreement provides that the Adviser will be liable for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties as specified in the respective agreement, but does not impose liability on the Adviser for its failure to exercise due care in rendering its services as specified in the respective agreement.

For more complete information and for all of the provisions of the New Advisory Agreements, please refer to the forms of the New Advisory Agreements for each of the EQ Trust and the VIP Trust, which are substantially identical to each other except for the names of the Portfolios covered by each agreement and their fee schedules, and which are attached to this Joint Proxy Statement as Exhibits C and D, respectively.

Information about the Adviser

The Adviser is organized as a Delaware limited liability company and is a wholly-owned subsidiary of AXA Equitable, which is a wholly-owned subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a wholly-owned subsidiary of AEH, which is currently a majority-owned subsidiary of AXA, a public company organized under the laws of France. Following the completion of the Sell-Down Plan, it is anticipated that AXA will no longer have a controlling interest in AEH. The Sell-Down Plan will not affect the Adviser’s status as a wholly-owned subsidiary of AEH. The principal offices of the Adviser are located at 1290 Avenue of the Americas, New York, New York 10104. As of December 31, 2017, the Adviser had approximately $110.5 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Adviser, as of the date of this Joint Proxy Statement. The address of each individual is 1290 Avenue of the Americas, New York, New York 10104.

Name	Title/Responsibilities
Steven M. Joenk	Chairman of the Board, Chief Executive Officer and President
Patricia Louie	Executive Vice President and General Counsel
William MacGregor	Executive Vice President and Secretary
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer
Brian E. Walsh	Director
Michal Levy	Director
Kenneth T. Kozlowski	Director

Messrs. Stephen M. Joenk, William MacGregor, Joseph J. Paolo, Brian E. Walsh, Kenneth Kozlowski, Alwi Chan, James Kelly, Richard Guinnessey, Xavier Poutas and Fernando Pinto and Mses. Patricia Louie, Mary E. Cantwell, Kiesha T. Astwood-Smith, Carla Byer, Michal Levy, Miao Hu, Helen Lai, Jennifer Mastronardi and Helen Espaillat are currently officers (and, in the case of Mr. Joenk, also a Trustee) of the Trusts and officers or directors of the Adviser. Certain officers of the Trusts who are not directors of the Adviser own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the advisory fees charged by the Adviser to other mutual funds with similar investment objectives that it advises is provided in Exhibit J.

Additional Fee Information

Administration Fees

FMG LLC also provides administrative services to each Trust. The administrative services provided to each Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. In addition, FMG LLC makes available the office space, equipment, personnel and facilities required to provide such administrative services to each Trust.

For administrative services, in addition to the investment management fee, each of the 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT DoubleLine Dynamic Allocation Portfolio, AXA/AB Short Duration Government Bond Portfolio, AXA/ClearBridge Large Cap Growth Portfolio, AXA/Janus Enterprise Portfolio, AXA/Loomis Sayles Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/MidCap Index Portfolio, EQ/Money Market Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, and EQ/UBS Growth and Income Portfolio (collectively, the “Single-Advised Portfolios”) pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the Single-Advised Portfolios are aggregated together. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of these Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.090% thereafter.

For administrative services, in addition to the investment management fee, each of the 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Small Cap Value Portfolio, AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio,

EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio and AXA International Managed Volatility Portfolio (collectively, the “Hybrid and ATM Portfolios”) pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the Hybrid and ATM Portfolios are aggregated together. The asset-based administration fee is equal to an annual rate of 0.150% of the first $25 billion of the aggregate average daily net assets of these Portfolios; 0.110% of the next $10 billion; 0.100% of the next $5 billion; 0.0950% of the next $5 billion; and 0.090% thereafter.

For administrative services, in addition to the investment management fee, each of the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio, AXA Aggressive Strategy Portfolio, All Asset Growth — Alt 20 Portfolio, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the VIP Portfolios (collectively, the “Allocation Portfolios”) pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the Allocation Portfolios are aggregated together. The asset-based administration fee is equal to an annual rate of 0.150% of the first $35 billion of the aggregate average daily net assets of these Portfolios; 0.110% of the next $10 billion; and 0.090% thereafter.

Effective October 1, 2018, the term “Single-Advised Portfolios” includes the EQ/American Century Mid Cap Value Portfolio, EQ/Fidelity Institutional AMSM Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, EQ/Ivy Science and Technology Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Value Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/PIMCO Real Return Portfolio and EQ/PIMCO Total Return Portfolio, and the asset-based administration fee applicable to the Single-Advised Portfolios will be equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of these Portfolios; 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.080% thereafter. Also effective October 1, 2018, for purposes of calculating the asset-based administration fee applicable to the Hybrid and ATM Portfolios and the Allocation Portfolios, the assets of the Hybrid and ATM Portfolios and the assets of the Allocation Portfolios will be aggregated together, and the asset-based administration fee will be equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of these Portfolios; 0.110% of the next $20 billion; 0.0875% of the next $20 billion; and 0.080% thereafter.

The administration fees paid by the Portfolios to FMG LLC during the fiscal year ended December 31, 2017, are listed in
Exhibit F. FMG LLC will continue to provide administrative services to the Portfolios if any of Proposals 1.A.-1.C., Proposal 2.A., Proposals 3.A.-3.C., and Proposal 4.A. is approved by shareholders.

Distribution Fees

AXA Distributors, LLC (“AXA Distributors”), an affiliate of the Adviser, serves as the distributor for the Class A, Class B and Class K Shares of the VIP Trust and the Class IA, Class IB and Class K shares of the EQ Trust. The VIP Trust and the EQ Trust have each adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class A and Class B shares, and the Class IA and Class IB shares, respectively. Under the Distribution Plan, the Class A and Class B shares of the VIP Trust and the Class IA and Class IB of the EQ Trust are

charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fees may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for the Class A, Class B, Class IA and Class IB shares is 0.25% of the average daily net assets attributable to the respective Class A, Class B, Class IA and Class IB shares. There is no distribution plan with respect to Class K shares, and the Portfolios pay no distribution fees with respect to those shares. The 12b-1 fees paid by the Portfolios to AXA Distributors during the fiscal year ended December 31, 2017, are listed in Exhibit F. AXA Distributors will continue to provide distribution services to the Portfolios if any of Proposals 1.A.-1.C., Proposal 2.A., Proposals 3.A.-3.C., and Proposal 4.A. is approved by shareholders.

Brokerage Commissions

To the extent permitted by law and in accordance with procedures established by the Boards, each Portfolio may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates (including Sanford C. Bernstein & Co., LLC) or a sub-adviser, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended December 31, 2017, the EQ Portfolios paid brokerage commissions to affiliated brokers as described in Exhibit F. For the fiscal year ended December 31, 2017, the VIP Portfolios did not pay any brokerage commissions to affiliated brokers.

Required Vote for each of Proposals 1.A. through 1.C. and Proposal 2.A.

The shareholders of a Portfolio will vote on the approval of Proposals 1.A., 1.B., 1.C. and Proposal 2.A., as applicable, with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of each of Proposals 1.A., 1.B., 1.C. and Proposal 2.A. with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 1.A., 1.B., 1.C. and Proposal 2.A., “voting securities” refers to the shares of a Portfolio.

The Trustees of the EQ Trust recommend that the shareholders of each respective EQ Portfolio vote “FOR” Proposals 1.A., 1.B. and 1.C., as applicable.

The Trustees of the VIP Trust recommend that the shareholders of each respective VIP Portfolio vote “FOR” Proposal 2.A.

PROPOSAL 3.A.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each AB Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

PROPOSAL 3.B.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

PROPOSAL 3.C.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposals

The purpose of Proposals 3.A., 3.B. and 3.C. is to approve new investment sub-advisory agreements between the Adviser and each of: (1) AllianceBernstein with respect to the AB Portfolios; (2) AXA IM with respect to the 1290 VT High Yield Bond Portfolio; and (3) AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio.

The Adviser has entered into investment sub-advisory agreements with one or more sub-advisers with respect to certain Portfolios of the EQ Trust, pursuant to which the sub-advisers provide the day-to-day implementation of an investment program for all, or a portion, of a Portfolio’s assets, and provide certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the EQ Board. Pursuant to the sub-advisory agreements, the Adviser, and not a Portfolio, pays a sub-advisory fee to the sub-adviser. The Adviser and each Trust have obtained an exemptive order (“Exemptive Order”) from the SEC to permit the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and to amend the investment sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, under the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser (an “Affiliated Sub-Adviser”) unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected Portfolio’s shareholders.

The Adviser has entered into an investment sub-advisory agreement (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”) with each of: (1) AllianceBernstein with respect to the AB Portfolios; (2) AXA IM with respect to the 1290 VT High Yield Bond Portfolio; and (3) AXA Rosenberg with respect to the 1290 VT SmartBeta Equity Portfolio. Each of AllianceBernstein, AXA IM, and AXA Rosenberg (each, an “Affiliated Sub-Adviser” and together, the “Affiliated Sub-Advisers”) is an affiliate of the Adviser. The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders are provided in Exhibit G.

Each Current Sub-Advisory Agreement provides that it will terminate if the agreement is assigned or upon the termination of the related Current Advisory Agreement with the Adviser. As discussed above in the section titled “Overview,” a Change of Control event that may occur in connection with the Sell-Down Plan will result in the termination of each Current Sub-Advisory Agreement. As explained above, pursuant to the Exemptive Order, the Adviser may not enter into a sub-advisory agreement with an Affiliated Sub-Adviser without shareholder approval. Accordingly, the shareholders of each of the AB Portfolios, the 1290 VT High Yield Bond Portfolio and the 1290 VT SmartBeta Equity Portfolio (each, a “Sub-Advised Portfolio” and together, the “Sub-Advised Portfolios”) are being asked to approve a new sub-advisory agreement (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) between the Adviser and the relevant Affiliated Sub-Adviser with respect to the relevant Sub-Advised Portfolio. Approval of the New Sub-Advisory Agreements will ensure that AllianceBernstein, AXA IM and AXA Rosenberg may continue to provide sub-advisory services to the Sub-Advised Portfolios without interruption. The Trusts also are taking this opportunity to update and modernize the terms of the investment sub-advisory agreements under which services are provided to the Sub-Advised Portfolios. If shareholders approve the New Sub-Advisory Agreements, they will initially take effect on or about November 1, 2018. Shareholders also are being asked to approve, under certain circumstances, any future investment sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the investment sub-advisory agreements terminate. Any such future investment sub-advisory agreements will take effect upon the closing of a Change of Control Event that may occur after shareholder approval.

With respect to certain other Portfolios of the EQ Trust that are advised by one or more sub-advisers, the Adviser has entered into sub-advisory agreements with various unaffiliated sub-advisers, which agreements also will terminate as a result of Change of Control Events that may occur in connection with the Sell-Down Plan. However, pursuant to the Exemptive Order, the new sub-advisory agreements with these unaffiliated sub-advisers do not require shareholder approval, but only EQ Board approval. Accordingly, the EQ Portfolios and the Adviser anticipate relying on the Exemptive Order to enter into new sub-advisory agreements with the current, unaffiliated sub-advisers to the Portfolios, as necessitated by any Change of Control Event that may occur in connection with the Sell-Down Plan.

In anticipation of the Sell-Down Plan, the EQ Board met at a series of joint meetings, including meetings of the full EQ Board and meetings of the Independent Trustees separately, commencing in June 2018 and concluding at the EQ Board’s August 22, 2018 in-person meeting, for purposes of, among other things, considering whether it would be in the best interests of each Sub-Advised Portfolio, and its shareholders, to approve a New Sub-Advisory Agreement between the Adviser and the respective Affiliated Sub-Adviser in a substantially similar form as the corresponding Current Sub-Advisory Agreement.

At the August 22, 2018 EQ Board meeting, and for the reasons discussed below (see “Matters Considered by the Boards”), the EQ Board, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreements with respect to the Sub-Advised Portfolios, as appropriate, and unanimously recommended approval of the New Sub-Advisory Agreements by shareholders. Each New Sub-Advisory Agreement for each Sub-Advised Portfolio, the form of which is included in Exhibit H, is substantially identical, except with respect to the named Affiliated Sub-Adviser, the names of the Sub-Advised Portfolios covered by the particular agreement, and the fee schedules. The material terms of the New Sub-Advisory Agreements are described below in the section titled “Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements.” There is no change to the fees between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, nor is there a change to the relationship between the Adviser and the Affiliated Sub-Advisers. The terms of the New Sub-Advisory Agreements are materially similar to the terms of the Current Sub-Advisory Agreements, except as described below in the section titled “Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements.”

As part of Proposals 3.A., 3.B. and 3.C., shareholders also are being asked to approve any future sub-advisory agreements if, as a result of future Change of Control Events that may occur in connection with the Sell-Down Plan, the sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the EQ Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the New Sub-Advisory Agreements that are described in this Joint Proxy Statement. These future sub-advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future sub-advisory agreements as part of the same vote on the New Sub-Advisory Agreements because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Sub-Advisory Agreements and future sub-advisory agreements will allow the Sub-Advised Portfolios to maintain the uninterrupted services of the Affiliated Sub-Advisers without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Joint Proxy Statement.

If there is a change from the facts described in this Joint Proxy Statement that is material to shareholders of a Sub-Advised Portfolio in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the EQ Board. If the sub-advisory agreements were to terminate without valid shareholder approval, the EQ Board and the shareholders of each Sub-Advised Portfolio may be asked to approve new sub-advisory agreements to permit the Affiliated Sub-Advisers to continue to provide services to the Sub-Advised Portfolios.

Because each New Sub-Advisory Agreement, like each corresponding Current Sub-Advisory Agreement, is between the Adviser and an Affiliated Sub-Adviser, a Sub-Advised Portfolio’s New Sub-Advisory Agreement will not take effect until the corresponding New Advisory Agreement for such Sub-Advised Portfolio has been approved by shareholders. Likewise, any future sub-advisory agreement for a Sub-Advised Portfolio would not take effect unless the corresponding future advisory agreement for that Portfolio has also been approved by shareholders.

In the event shareholders of a Sub-Advised Portfolio do not approve a New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the occurrence of a Change of Control Event that may occur as part of the Sell-Down Plan, the existing investment sub-advisory agreement with respect to that

Sub-Advised Portfolio would terminate and the Adviser would not be able to enter into an investment sub-advisory agreement with the Affiliated Sub-Adviser for that Sub-Advised Portfolio to provide for continuity of service. In that event, the EQ Board would need to consider appropriate action, which could include, among other things, entering into an interim investment sub-advisory agreement between the Adviser and the relevant Affiliated Sub-Adviser with respect to that Sub-Advised Portfolio with a duration of no more than 150 days, seeking approval of a new investment sub-advisory agreement, appointing an unaffiliated investment sub-adviser for the Sub-Advised Portfolio, or reorganizing the Sub-Advised Portfolio with and into another investment company in the fund complex.

Comparison of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements

The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements are materially similar, except as further described below, and there is no change proposed to the services to be provided to the Sub-Advised Portfolios and the fees to be paid by the Adviser under the New Sub-Advisory Agreements. As further described below, the New Sub-Advisory Agreements contain certain updated provisions that differ from the Current Sub-Advisory Agreements and that are part of an effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. Additional information that compares the provisions of the Current and New Sub-Advisory Agreements is provided in the “Sub-Advisory Agreement Comparison Chart” included as Exhibit N.

Fees; Services to Be Provided. No changes to the fee schedules are proposed in the New Sub-Advisory Agreements. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser, and not a Sub-Advised Portfolio, pays the sub-adviser a sub-advisory fee out of the advisory fee it receives from each Sub-Advised Portfolio. As such, the overall advisory fee paid to the Adviser by each Sub-Advised Portfolio will not change as a result of the New Sub-Advisory Agreements. The Adviser pays each sub-adviser monthly compensation pursuant to the fee schedule set forth in Exhibit H. The sub-advisory fee rate (as a percentage of a Sub-Advised Portfolio’s average daily net assets) and the sub-advisory fees paid by the Adviser to each sub-adviser during the fiscal year ended December 31, 2017, are listed in Exhibit I.

Under the New Sub-Advisory Agreements, each Sub-Advised Portfolio will continue to receive the same services it receives under its Current Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Adviser employs a sub-adviser to implement the investment program of each Sub-Advised Portfolio, or a portion thereof, consistent with its objectives and strategies, subject to the supervision and monitoring of the Adviser and the oversight of the EQ Board. Both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the respective sub-adviser is responsible for making day-to-day investment decisions on behalf of each Sub-Advised Portfolio, placing orders for the purchase and sale of investments for the Sub-Advised Portfolio with brokers or dealers selected by the sub-adviser or the Adviser, and performing certain limited administrative functions.

Limitation of Liability. Both the Current and New Sub-Advisory Agreements provide that the sub-adviser shall be liable for losses arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any if its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Sub-Advised Portfolio, or other materials pertaining to a Sub-Advised Portfolio, or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished by the sub-adviser.

Term and Continuance. The initial term of the Current Sub-Advisory Agreements is two years from the effective date, and the initial term of the New Sub-Advisory Agreements also would be two years from the effective date. The Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide for the continuance of the agreement for successive one-year terms as to a Sub-Advised Portfolio, provided that such continuance is approved at least annually by the EQ Board, including a majority of the Independent Trustees. Notwithstanding the initial two-year term of each New Sub-Advisory Agreement, the EQ Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements each may be terminated with respect to a Sub-Advised Portfolio, at any time, without the payment of any penalty, by the EQ Board, including a majority of the Independent Trustees, or by vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Sub-Advised Portfolio, upon sixty (60) days’ written notice to the Adviser and the sub-adviser. The Adviser or the relevant sub-adviser also may terminate the agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and the EQ Trust. Each of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements will terminate automatically in the event of its assignment (as defined in the 1940 Act), or in the event the related investment advisory agreement between the Adviser and the EQ Trust on behalf of a Sub-Advised Portfolio terminates for any reason. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements will also terminate upon written notice by a party to the other party that the other party is in material breach of the agreement, unless such material breach is cured to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Certain Differences Between the Current Sub-Advisory Agreements and New Sub-Advisory Agreements. The following is a summary of certain provisions in the New Sub-Advisory Agreements which differ from the Current Sub-Advisory Agreements, and which are proposed as part of an effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex.

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Description of Adviser’s Responsibilities. The New Sub-Advisory Agreements include a more detailed description of the Adviser’s responsibilities with respect to a Sub-Advised Portfolio, including, among other things: (1) providing a continuous investment program for the Sub-Advised Portfolios; (2) monitoring the implementation of each Sub-Advised Portfolio’s investment program; (3) assessing each Sub-Advised Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Sub-Advised Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Sub-Advised Portfolios; (6) making recommendations to the EQ Board regarding the investment programs of the Sub-Advised Portfolios, including any changes to a Sub-Advised Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the EQ Board; and (8) preparing and providing reports to the EQ Board on the impact of such strategic initiatives.

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Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. As noted above, both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements provide for a delegation of certain of the Adviser’s duties in managing a Sub-Advised Portfolio’s investment program to a sub-adviser. However, the New Sub-Advisory Agreements provide more detail than the Current Sub-Advisory Agreements in the description of the Adviser’s responsibilities with regard to such delegation. The New Sub-Advisory Agreements state that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing each sub-adviser; (2) assessing each Sub-Advised Portfolio’s investment focus and furnishing the EQ Board with periodic reports concerning each sub-adviser; (3) allocating and reallocating the assets of a Sub-Advised Portfolio, or a portion thereof, managed by one or more sub-advisers; (4) monitoring each sub-adviser’s implementation of the investment program with respect to each Sub-Advised Portfolio (or portions thereof); (5) causing the appropriate sub-adviser(s) to furnish to the EQ Board such information and reports as the EQ Board may reasonably request; and (6) compensating each sub-adviser.

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Indemnification. The New Sub-Advisory Agreements provide that sub-adviser shall indemnify and hold harmless the Adviser and its affiliates against losses to which the Adviser or its affiliates may become subject arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any if its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Sub-Advised Portfolio, or other materials pertaining to a Sub-Advised Portfolio, or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished by the sub-adviser.

The New Sub-Advisory Agreements also provide that the Adviser shall indemnify and hold harmless the sub-adviser and its affiliates against losses to which any of the sub-adviser or its affiliates may become subject arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the agreement or (b) any untrue statement of a material fact contained in the Prospectus and Statement of Additional Information (SAI) of a Sub-Advised Portfolio, or other materials pertaining to a Sub-Advised Portfolio, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by the sub-adviser.

The Current Sub-Advisory Agreements contain materially similar provisions, except that with respect to the AB Portfolios, the Current Sub-Advisory Agreement includes a provision for the sub-adviser to indemnify the Adviser, but is silent with respect to the Adviser’s obligations to indemnify the sub-adviser.

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Representations Regarding Adviser’s and Sub-Adviser’s Compliance with CFTC Regulations. The New Sub-Advisory Agreements include certain representations of the Adviser and the sub-adviser indicating the parties’ compliance with certain provisions of the Commodity Exchange Act and regulations of the Commodity Futures Trading Commission which apply to their management of the Sub-Advised Portfolios. The Current Sub-Advisory Agreements do not specifically address such compliance.

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Non-Exclusivity. The New Sub-Advisory Agreements provide that the sub-adviser is free to render investment advisory or other services to others, provided that such services do not interfere in a material manner with the sub-adviser’s ability to meet its obligations under the Agreement. The Current Sub-Advisory Agreements do not limit the sub-adviser in this manner with respect to rendering advisory or other services to others.

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Class Action Claims. The Current Sub-Advisory Agreements are silent with regard to a sub-adviser’s responsibilities with respect to class action litigation involving the Sub-Advised Portfolios, whereas the New Sub-Advisory Agreements provide that the sub-adviser (1) will not be responsible for making any class action filings on behalf of the Sub-Advised Portfolios; (2) shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Sub-Advised Portfolios; (3) shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action; and (4) will promptly notify the Adviser if it determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in its proprietary accounts that are also held or were previously held by the Sub-Advised Portfolios.

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Notice Provision. The New Sub-Advisory Agreements expand the notice provision to state that notices may be sent by electronic transmission (via email) to the address set forth in the Agreement or to any other address that the party entitled to receive the notice may designate in writing. The notice provision in the New Sub-Advisory Agreements further specifies when various forms of notice will be deemed to have been given to the party entitled to receive such notice.

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Amendment Provision. Each New Sub-Advisory Agreement specifically provides that any amendment to the Agreement shall be in writing duly executed by the parties to the Agreement. The Current Sub-Advisory Agreements do not specify that amendments must be in writing.

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Force Majeure. The Current Sub-Advisory Agreement between FMG LLC and AllianceBernstein with regard to the AXA/AB Short Duration Government Bond Portfolio includes a “force majeure” clause” that is not included in the other Current Sub-Advisory Agreements or the New Sub-Advisory Agreement for the AB Portfolios, and which relieves each party (the sub-adviser and the Adviser) from liability under the agreement for any loss directly or indirectly occasioned by breakdown, delays, or failure of communication with respect to systems not controlled, licensed or operated by that party.

For more complete information and for all of the provisions of the New Sub-Advisory Agreements, please refer to the form of the New Sub-Advisory Agreements, which is substantially identical with respect to each

Sub-Advised Portfolio, except with respect to the named Affiliated Sub-Adviser, the names of the Portfolios covered by the particular agreement, and the fee schedules, and which is attached to this Joint Proxy Statement as Exhibit H.

Information about the Sub-Advisers

AllianceBernstein

AllianceBernstein is organized as a Delaware limited partnership and is indirectly majority owned by, and therefore controlled by and affiliated with, AEH. AEH is currently a majority-owned subsidiary of AXA, a public company organized under the laws of France, and is an indirect parent of AllianceBernstein Corporation (“ABC”), the general partner of AllianceBernstein. Following the completion of the Sell-Down Plan, it is anticipated that AXA will no longer have a controlling interest in AEH. The Sell-Down Plan will not affect AllianceBernstein’s status as an indirect, majority-owned subsidiary of AEH. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal office of AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York, 10105. As of December 31, 2017, AllianceBernstein had approximately $554 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of AllianceBernstein. The address of each individual is 1345 Avenue of the Americas, New York, New York, 10105.

Name	Title/Responsibilities
ABC	General Partner of AllianceBernstein
Denis Duverne	Director of the Board of ABC
Mark Pearson	Director of ABC
Seth Bernstein	President and Chief Executive Officer of AllianceBernstein and Director of the Board of ABC
Robert Zoellick	Chairman of the Board and Director of ABC
Barbara Fallon-Walsh	Director of ABC
Anders Malmstrom	Director of ABC
Daniel Kaye	Director of ABC
Ramon de Oliveira	Director of ABC
Paul Audet	Director of ABC
Shelley Leibowitz	Director of ABC
Das Narayandas	Director of ABC

None of the officers or trustees of the Trusts are officers, employees, directors, general partners or shareholders of AllianceBernstein. None of the officers or trustees of the Trusts own securities or have any other material investment in AllianceBernstein. Certain officers of the Trusts who are not directors or general partners of AllianceBernstein own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the sub-advisory fee(s) charged by AllianceBernstein for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

AXA IM

AXA IM is a wholly-owned subsidiary of AXA Investment Managers S.A., a global investment management company headquartered in Paris, France. The principal office of AXA IM is located at One Fawcett Place, Greenwich, Connecticut, 06830. As of December 31, 2017, AXA IM had approximately $70.1 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AXA IM. The address of each individual is One Fawcett Place, Greenwich, Connecticut, 06830.

Name	Title/Responsibilities
Xavier Thomin	Chief Executive Officer
Andrea Rossi	Chairman and Director
Joseph Pinto	Director
Marcello Arona	Chief Financial Officer
Barbara Fallon-Walsh	Director

None of the officers or trustees of the Trusts are officers, employees, directors or shareholders of AXA IM. None of the officers or trustees of the Trusts own securities or have any other material investment in AXA IM. Certain officers of the Trusts who are not directors of AXA IM own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the sub-advisory fee(s) charged by AXA IM for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

AXA Rosenberg

AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Rosenberg Group is an indirect, wholly-owned subsidiary of AXA Investment Managers S.A. The principal office of AXA Rosenberg is located at 4 Orinda Way, Orinda, California, 94563. As of December 31, 2017, AXA Rosenberg had approximately $22.5 billion in assets under management.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AXA Rosenberg. The address of each individual is 4 Orinda Way, Orinda, California, 94563.

Name	Title/Responsibilities
Heidi Ridley	Global Chief Executive Officer, Director
Christophe Coquema	Director
Marcello Arona	Group Chief Financial Officer
Andrea Rossi	Chairman, Director
Joseph Pinto	Director

None of the officers or trustees of the Trusts are officers, employees, directors or shareholders of AXA Rosenberg. None of the officers or trustees of the Trusts own securities or have any other material investment in AXA Rosenberg. Certain officers of the Trusts who are not directors of AXA Rosenberg own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the sub-advisory fee(s) charged by AXA Rosenberg for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

Required Vote for each of Proposals 3.A. through 3.C.

The shareholders of a Sub-Advised Portfolio will vote on the approval of Proposals 3.A., 3.B., and 3.C., as applicable, with respect to that Sub-Advised Portfolio separately from the shareholders of each other Sub-Advised Portfolio. Approval of each of Proposals 3.A., 3.B., and 3.C. with respect to a Sub-Advised Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Sub-Advised Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 3.A., 3.B., and 3.C., “voting securities” refers to the shares of a Sub-Advised Portfolio.

The Trustees of the EQ Trust recommend that the shareholders of each respective Sub-Advised Portfolio vote “FOR” Proposals 3.A., 3.B., and 3.C., as applicable.

MATTERS CONSIDERED BY THE BOARDS

Consideration and Approval of New Advisory and Sub-Advisory Agreements Proposed in Proposals 1.A.-3.C.

As described above, the Sell-Down Plan contemplates one or more transactions that are expected to be treated as a direct or indirect “Change of Control Event” for FMG LLC and AllianceBernstein, which in turn would result in the automatic termination of each of the current advisory agreements and, as applicable, current sub-advisory agreements for the Portfolios, including those sub-advisory agreements with AllianceBernstein, AXA IM and AXA Rosenberg, as well as the sub-advisory agreements with third party, unaffiliated sub-advisers (collectively, the “Sub-Advisers”) (collectively, the “Current Agreements”). The decisions by the Board of each of the EQ Trust and the VIP Trust (the “Board,” for purposes of this section), including a majority of including those Trustees who are not parties to any Current Agreement or New Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or either Trust (the “Independent Trustees”), to approve the proposed new advisory agreements and the proposed new sub-advisory agreements (collectively, the “New Agreements”), and to recommend approval of the New Agreements by shareholders of the Portfolios, were based on the Board’s determination, acting in the exercise of its business judgment, that it would be in the best interests of the shareholders of each Portfolio for FMG LLC and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, as consummation of the Sell-Down Plan proceeds.

The Board was aware that the implementation of the Sell-Down Plan may not result immediately in a Change of Control Event but also recognized that the Sell-Down Plan contemplates a series of transactions that may be deemed to constitute one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the New Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Portfolios to benefit from the continuation of services by FMG LLC and its affiliates throughout the implementation of the Sell-Down Plan without the need for multiple shareholder meetings. Further, the Board concluded that it would be beneficial to the Portfolios to enter into the New Agreements after shareholder approval is obtained, regardless of whether a Change of Control Event were to occur, because the New Agreements would permit the Portfolios to operate under advisory and sub-advisory agreements that contain updated and standardized terms that are no less favorable than the terms of the Portfolios’ current agreements, thus promoting greater uniformity and efficiency across the fund complex. The Board considered the advice provided by legal counsel to the Portfolios and FMG LLC, with respect to the New Agreements, including advice relating to the process and timing of seeking shareholder approval of the New Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Sell-Down Plan. The Board further considered that FMG LLC and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the New Agreements.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the nature, quality and extent of the services currently being provided by FMG LLC and the Sub-Advisers under the Current Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on July 10-12, 2018. During the review process that led to its approval of the Current Agreements, the Board was aware that it likely would be asked in the very near future to consider approval of the New Agreements. The Board noted that Section 15(c) of the 1940 Act permits new advisory (including sub-advisory) contracts to have an initial term of two years from the date of execution. Therefore certain of the Portfolios’ Current Agreements were not subject to the approval for continuation by the Board on July 10-12, 2018. In determining to approve these Portfolios’ New Agreements, the Board considered at its meeting on August 22, 2018 the same factors it reviewed and conclusions it reached, as applicable, in its initial review of the advisory and sub-advisory agreements for these Portfolios, and focused its review on the potential impact of the Sell-Down Plan on these Portfolios’ New Agreements and on these prior factors and conclusions. In this regard, the Board recognized that these Portfolios’ New Agreements are materially similar to their Current Agreements, including with respect to the fees payable and services provided thereunder.

On July 10-12, 2018, the Board concluded, in light of all the factors it considered, that the approval of the Current Agreements was in the best interests of each Portfolio and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. In reaching its decision to renew the Current Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Current Agreement and whether the Current Agreement was in the best interests of the Portfolio and its investors. In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the fee arrangements for the Portfolios are in many cases the result of review and discussion in prior years between the Trustees and the Adviser and that their conclusions may be based, in part, on their consideration of these same arrangements in prior years. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (i.e., indirect benefits that they would not receive but for the existence of the Portfolios).

In considering each Current Agreement, the Board did not identify any single factor or information as all-important or controlling, and each Trustee may have attributed different weight to each factor. A description of the process followed by the Board in its approval of the continuation of the Current Agreements on July 10-12, 2018, including the information reviewed, certain material factors considered, and certain related conclusions reached, will be provided in the Portfolios’ annual report to shareholders for the period ended December 31, 2018.

In connection with its approval of the New Agreements on August 22, 2018, the Board considered its conclusions in connection with its July 10-12, 2018 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided. The Board considered actions to be taken by FMG LLC in connection with the July 10-12, 2018 approvals of the Current Agreements with respect to certain Portfolios in response to discussions with the Board in connection with those approvals. Also in connection with its August 22, 2018 approvals of the New Agreements, the Board considered a representation made to it on that date by FMG LLC that there were no additional developments not already disclosed to the Board since July 10-12, 2018 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition to the information it considered in approving the Current Agreements, in considering the New Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Sell-Down Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of FMG LLC and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to the Portfolios. When making its decisions on August 22, 2018, the Board took into account that FMG LLC had discussed with the Board the potential impacts of the IPO and the Sell-Down Plan on the Portfolios and on FMG LLC and its affiliates providing services to the Trusts at prior Board meetings, and that the Independent Trustees, in consultation with their independent legal counsel, had requested additional information and regular updates from FMG LLC specifically relating to the Sell-Down Plan. The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from their legal counsel, and with assistance from their counsel, prepared written inquiries to FMG LLC regarding the Sell-Down Plan, including details regarding AEH’s anticipated business plan for continuing operations after the implementation of the Sell-Down Plan and the occurrence of potential Change of Control Events. The Board received and evaluated responses from FMG LLC and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through meetings of the Independent Trustees (which, at times, included one Board member who is not an Independent Trustee).

At its July 10-12 and August 22, 2018 meetings, the Board engaged in a review and analysis of additional information regarding the proposed Sell-Down and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of AEH and its subsidiaries throughout implementation of the Sell-Down Plan and thereafter. In this connection, the Board considered that the Sell-Down Plan is being implemented as a result of a business plan of AXA, a publicly held French holding company, that the Board generally has been satisfied with the nature and quality of the services provided to the Portfolios, including investment advisory, administrative, and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered FMG LLC’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the importance of the investment management operations within the AEH business structure going forward.

The Board also considered the anticipated divestiture by AXA of its U.S. subsidiary, AEH, under the Sell-Down Plan, as well as potential advantages of this divestiture to Portfolio investors (such as the continuity in U.S. asset management activities, continuity of key personnel, opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of AEH), as well as potential disadvantages of this divestiture to Portfolio investors, such as the potential eventual loss of affiliation with the AXA name brand. The Board considered AEH’s anticipated ability to continue to use the “AXA” brand name for its asset management operations for a period of time following the consummation of Sell-Down Plan, as well as the status of its planning to transition such operations to a new name. The Board further considered, among other matters: (1) the anticipated arrangements between AXA and AEH over the course of the Sell-Down Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by AXA and that portion that may be dedicated to the capitalization and operations of AEH, including its asset management operations); and (3) other information provided by FMG LLC and its affiliates.

At its July 10-12 and August 22, 2018 meetings, the Board considered that, if shareholders approve the New Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the New Agreements, notwithstanding the two-year initial term set forth in the New Agreements. For example, if the New Agreements are approved by shareholders in 2018, the New Agreements normally would not need to be considered for renewal until 2020. However, the Board currently intends to conduct annual reviews of such contracts during 2019 and 2020, and the Adviser has consented to this process. Thus, the Board noted that it would be able to, and intends to, monitor on a regular basis the ability of FMG LLC and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios.

Although the Board gave attention to all information provided, the following further discusses some of the factors that the Board deemed relevant to its decision to approve the New Agreements.

Nature, Quality and Extent of Services

In determining whether to approve the New Agreements for the Portfolios, the Independent Trustees evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. The Board considered the expected impact, if any, of the Sell-Down Plan on the operations, facilities, organization and personnel of the Adviser and the relevant Sub-Advisers; the ability of the Adviser and each Sub-Adviser to perform its duties after the Sell-Down Plan, including any changes to the level or quality of services provided to the respective Portfolios; the potential implications of any additional regulatory requirements imposed on the Adviser or the relevant Sub-Advisers or Portfolios following the Sell-Down Plan; and any anticipated changes to the investment and other practices of the Portfolios. In this regard, the Independent Trustees requested and received assurances that FMG LLC and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Sell-Down Plan is implemented, will keep the Board apprised regarding material developments with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by FMG LLC and its affiliates that their separation from AXA as contemplated by the Sell-Down Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered that the importance of the asset management operations to the overall success of AEH, as described by the Form S-1 filed by AEH, could provide a strong incentive to AEH to provide appropriate resource allocations to support those asset management operations. The Board also considered representations by FMG LLC and its affiliates, including senior investment management personnel indicating that: (1) FMG LLC, AXA IM, and AXA Rosenberg can be expected to provide services of the same nature, extent, and quality under the New Agreements as are provided thereby under the Current Agreements; and (2) the Sell-Down Plan is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

The Board noted that there are no changes in the fees payable and services provided between the Current and New Agreements. The Board considered representations by FMG LLC and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Current Agreements. The Board considered that, to the extent that the New Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Portfolios in a manner consistent with stated investment objectives. The Board noted no changes were proposed to the allocation of responsibilities between the Adviser and any Sub-Adviser, and that the Portfolios’ Sub-Advisers will continue to be responsible for day-to-day implementation of an investment program, making investment decisions and placing orders for the purchase and sale of securities, on behalf of the applicable Portfolios, subject to oversight of the Board and the Adviser.

With respect to the performance of the Portfolios, the Board considered peer group and benchmark investment performance comparison data relating to each Portfolio in connection with its July 10-12, 2018 approvals of the Current Agreements. The Board considered that the portfolio investment personnel responsible for the management of the respective Portfolios were expected to continue to manage the Portfolios following the completion of the Sell-Down Plan, and the investment strategies of the Portfolios were not expected to change as a result of the Sell-Down Plan. The key personnel who have responsibility for the Portfolios in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Sell-Down Plan. Notwithstanding the foregoing, the Board recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

Based on their review, the Independent Trustees found that the nature, extent and quality of services to be provided to the Portfolios under each respective New Agreement were satisfactory and supported approval of the New Agreements.

Expenses

The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). In this regard the Board considered its prior review, at its July 10-12, 2018 meeting of comparative fee and expense information for each Portfolio provided to the Board by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. The Board considered that the fee schedule, including the breakpoint schedule (as applicable), for each Portfolio under its New Agreement(s) is identical to that under the corresponding Current Agreement(s). The Board noted that the Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any transaction under the Sell-Down Plan that is deemed to cause an assignment of the then-effective advisory or sub-advisory agreement for a Portfolio. In this regard, the Adviser has represented to the Board it will use its best efforts to ensure that its and its affiliates will not take any action that imposes an “unfair burden” on the Portfolios as a result of the transaction or as a result of any express or implied terms, conditions or understandings applicable to the assignment, for so long as the requirements of Section 15(f) apply. Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee, as applicable, under the New Agreements are fair and reasonable.

Profitability and Costs

The Board considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board considered that at its July 10-12, 2018 meeting, it had reviewed profitability information setting forth the overall profitability of each Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2017, which was the most recent fiscal year for the Adviser. The Board recognized that it is difficult to predict with any degree of certainty the impact of the Sell-Down Plan on the Adviser’s profitability. The Board further considered that there were no changes to the advisory, sub-advisory or administration fees to be paid by any Portfolio as a result of the Sell-Down Plan. The Board concluded that the Adviser’s level of profitability for its advisory activities under the New Agreements would continue to be reasonable in light of the services provided.

In addition, with respect to the sub-advised Portfolios, the Board noted at its July 10-12, 2018 meeting that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Current Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted

that the sub-advisory fees paid by the Adviser to AllianceBernstein, as well as to AXA IM and AXA Rosenberg, which also are affiliates of the Adviser, are considered as possible fall-out benefits.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. In this regard the Board considered its prior review, at its July 10-12, 2018 meeting, of the management fee and sub-advisory fee rate schedules, as applicable, of the Portfolios, which will not change under the New Agreements. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser at its July 10-12, 2018 meeting, the Adviser had agreed, effective October 1, 2018, to implement revised fee rates and/or breakpoints in the advisory fee rate schedules for certain of the Portfolios. Based on their review, including the considerations in the annual review of the Current Agreements, the Independent Trustees determined that the investment advisory fees and applicable breakpoint schedules, as applicable, continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Agreements.

Fall-Out Benefits

The Board considered the potential benefits to be realized by FMG LLC and its affiliates as a result of the New Agreements. In this regard the Board considered its prior review, at its July 10-12, 2018 meeting, of the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for each Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in each Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that certain Portfolios are structured as “funds of funds” and invest in other (underlying) portfolios managed by the Adviser and advised by Sub-Advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees).

The Board noted that as the applicable policies and operations of the Adviser and its affiliates with respect to the Portfolios were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered its prior review, at its July 10-12, 2018 meeting, of the possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. The Board noted that as the applicable policies and operations of the Sub-Advisers with respect to the sub-advised Portfolios were not anticipated to change significantly after the Sell-Down Plan, such fall-out benefits were expected to remain after the Sell-Down Plan. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on August 22, 2018, the Board, including a majority of the Independent Trustees, acting in the exercise of its business judgment, voted to approve the New Agreements and to recommend approval of the New Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Portfolio to approve the New Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements and to recommend approval of the New Agreements to shareholders.

PROPOSAL 4.A.: Approval of (1) a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and (2) upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Background on the Proposal

The purpose of Proposal 4.A. is to approve a new investment sub-advisory agreement between the Adviser and AllianceBernstein, an affiliate of the Adviser, with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio. If a Portfolio’s shareholders approve the new investment sub-advisory agreement, then AllianceBernstein would replace SSgA as sub-adviser for all, or a portion, of that Portfolio’s assets.

The Adviser has entered into investment sub-advisory agreements with one or more sub-advisers with respect to these Portfolios of the EQ Trust, pursuant to which the sub-advisers provide the day-to-day implementation of an investment program for all, or a portion, of each Portfolio’s assets, and provide certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the EQ Board. Pursuant to the sub-advisory agreements, the Adviser, and not a Portfolio, pays a sub-advisory fee to the sub-adviser. The Adviser and each Trust have obtained an exemptive order (“Exemptive Order”) from the SEC to permit the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and to amend the investment sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, under the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser (an “Affiliated Sub-Adviser”) unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected Portfolio’s shareholders.

AllianceBernstein, a Delaware limited partnership, is indirectly majority-owned by, and therefore controlled by and affiliated with, AEH. AEH is the indirect parent company of the Adviser. As explained above, pursuant to the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an Affiliated Sub-Adviser, like AllianceBernstein, without shareholder approval. Accordingly, the shareholders of each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio (each, a “Sub-Advised Portfolio” and together, the “Sub-Advised Portfolios”) are being asked to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and AllianceBernstein with respect to the relevant Sub-Advised Portfolio. The approval of the New Sub-Advisory Agreement and the appointment of AllianceBernstein as sub-adviser to a Sub-Advised Portfolio will not result in any changes to the investment management fee paid by the Sub-Advised Portfolio to the Adviser and is not expected to result in any changes to the investment program of the Sub-Advised Portfolio.

In connection with the EQ Board’s consideration of the Adviser’s proposal to appoint AllianceBernstein as the sub-adviser to each of these Sub-Advised Portfolios, and in light of the affiliation between the Adviser and AllianceBernstein, the Independent Trustees of the EQ Board requested extensive information from the Adviser and AllianceBernstein and held numerous meetings, including meetings requested with senior officers of the Adviser and AllianceBernstein (including AllianceBernstein’s chief executive officer), from late 2017 through mid-2018 to review the proposal. Based on its review of the presentations and materials provided by the Adviser and AllianceBernstein over the course of these meetings, and noting AllianceBerstein’s capabilities and experience in managing similar portfolios and strategies and that the management and sub-advisory fees, as well as the investment program of each Sub-Advised Portfolio, will remain the same under the New Sub-Advisory Agreement, the EQ Board, including the Independent Trustees, determined that the replacement of SSgA with AllianceBernstein was in the best interests of each Sub-Advised Portfolio and its shareholders, and, at a meeting held on July 10-12, 2018, unanimously approved (i) the termination of SSgA as a sub-adviser to each Sub-Advised Portfolio (or an allocated portion thereof), (ii) the appointment of AllianceBernstein as a sub-adviser to each Sub-Advised Portfolio (or an allocated portion thereof), and (iii) the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Sub-Advised Portfolio. The principal factors and conclusions that formed the basis of the EQ Board’s approvals are discussed below (see “Matters Considered by the EQ Board”). If a Sub-Advised Portfolio’s shareholders approve the New Sub-Advisory Agreement, then the termination of SSgA, and the appointment of AllianceBernstein, as a sub-adviser to the Sub-Advised Portfolio (or an allocated portion thereof) and the New Sub-Advisory Agreement will take effect with respect to that Portfolio on or about November 19, 2018.

Further, it is possible that one or more of the transactions contemplated by the Sell-Down Plan may be deemed a Change of Control Event (see “Proposals 1.A.-3.C.” in the section titled “Overview” above for a discussion of the Sell-Down Plan and a Change of Control Event). The New Sub-Advisory Agreement for each Sub-Advised Portfolio would automatically terminate if any such Change of Control Event were to occur. Therefore, as part of Proposal 4.A., shareholders also are being asked to approve a new sub-advisory agreement and any future sub-advisory agreements if, as a result of Change of Control Events that may occur in connection with the Sell-Down Plan, the New Sub-Advisory Agreement terminates. Shareholder approval will be deemed to apply to these future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of AEH; (2) the EQ Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements would not be materially different from the New Sub-Advisory Agreement that is described in this Joint Proxy Statement. These future sub-advisory agreements would be deemed effective upon the closing of any subsequent transaction that constitutes a Change of Control Event.

Shareholders are being asked to vote on approval of these future sub-advisory agreements as part of the same vote on the New Sub-Advisory Agreement because the sales taking place as part of the Sell-Down Plan and subsequent Change of Control Events will be incremental, related steps that are part of the same plan and that are anticipated to lead to the full divestiture of AEH by AXA. Under the circumstances described above, seeking a single shareholder vote for the New Sub-Advisory Agreement and future sub-advisory agreements will allow the Sub-Advised Portfolios to maintain the uninterrupted services of AllianceBernstein without the need for additional shareholder approval and additional proxy statements, which would describe the same or substantially similar facts as this Joint Proxy Statement.

If there is a change from the facts described in this Joint Proxy Statement that is material to shareholders of a Sub-Advised Portfolio in the context of a vote on a sub-advisory agreement, any shareholder approval received at the Meeting would no longer be valid to approve future sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the EQ Board. If the sub-advisory agreements were to terminate without valid shareholder approval, the EQ Board and the shareholders of each Sub-Advised Portfolio may be asked to approve new sub-advisory agreements to permit AllianceBernsein to continue to provide services to the Sub-Advised Portfolios. Any future sub-advisory agreement for a Sub-Advised Portfolio would not take effect unless the corresponding future advisory agreement for that Portfolio has also been approved by shareholders.

The Current Sub-Adviser

As permitted under the Exemptive Order, SSgA was appointed with the approval of the EQ Board and without shareholder approval. The EQ Board most recently approved the annual continuation of the investment sub-advisory agreement between FMG LLC and SSgA with respect to the Sub-Advised Portfolios at an in-person meeting held on July 10-12, 2018. The investment sub-advisory agreement that the Adviser presented and the EQ Board approved at that meeting is an amended and restated form of the prior investment sub-advisory agreement between FMG LLC and SSgA dated May 1, 2011, as amended on July 10, 2012, and June 1, 2014, and is substantially similar to that prior agreement except as to the effective date and except that the amended and restated form of agreement contains certain updated provisions that are part of an effort to update and standardize the terms of the investment sub-advisory agreements across the fund complex. SSgA currently serves as a sub-adviser with respect to all of the assets of the EQ/Large Cap Value Index Portfolio and the EQ/Mid Cap Index Portfolio, and with respect to an allocated portion of the assets of the Multimanager Technology Portfolio, pursuant to that amended and restated form of investment sub-advisory agreement between FMG LLC and SSgA, dated September 1, 2018 (the “Current Sub-Advisory Agreement”).

For the services provided by SSgA, the Adviser, and not the Sub-Advised Portfolios, paid SSgA sub-advisory fees as follows for the fiscal year ended December 31, 2017:

Sub-Advised Portfolio	Sub-Advisory Fee Paid by the Adviser to SSgA
EQ/Large Cap Value Index Portfolio	$104,815
EQ/Mid Cap Index Portfolio	$293,942
Multimanager Technology Portfolio	$ 95,598

Comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement

The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially identical, except as to the effective date, the initial term, and the named sub-adviser, and there is no substantive change proposed to the services to be provided to the Sub-Advised Portfolios and no change proposed to the fees to be paid by the Adviser under the New Sub-Advisory Agreement. The material terms of the Current and New Sub-Advisory Agreements are discussed in more detail below.

Services to Be Provided; Fees. Under the New Sub-Advisory Agreement, each Sub-Advised Portfolio will continue to receive substantially the same services it receives under the Current Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser employs a sub-adviser to implement the investment program of each Sub-Advised Portfolio, or a portion thereof, consistent with its objectives and strategies, subject to the supervision and monitoring of the Adviser and the oversight of the EQ Board. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the respective sub-adviser is responsible for making day-to-day investment decisions on behalf of each Sub-Advised Portfolio (or an allocated portion thereof), placing orders for the purchase and sale of investments for each Sub-Advised Portfolio (or an allocated portion thereof) with brokers or dealers selected by the sub-adviser or the Adviser, and performing certain limited administrative functions.

For these services, the Adviser, and not a Sub-Advised Portfolio, pays the sub-adviser a sub-advisory fee out of the management fee it receives from each Sub-Advised Portfolio. As such, the overall advisory fee paid to the Adviser by each Sub-Advised Portfolio will not change as a result of the New Sub-Advisory Agreement. In addition, the sub-advisory fee rates payable by the Adviser to AllianceBernstein under the New Sub-Advisory Agreement are the same as the sub-advisory fee rates currently paid by the Adviser to SSgA under the Current Sub-Advisory Agreement. The annual sub-advisory fee rates are as follows:

Sub-Advised Portfolio	Annual Sub-Advisory Fee Rate
EQ/LargeCap Value Index Portfolio	0.02% of the Portfolio’s average daily net assets up to and including $150 million; 0.015% of the Portfolio’s average daily net assets in excess of $150 million.
EQ/MidCap Index Portfolio	0.02% of the Portfolio’s average daily net assets up to and including $150 million; 0.015% of the Portfolio’s average daily net assets in excess of $150 million.
MultimanagerTechnology Portfolio	0.04% of the Allocated Portion’s average daily net assets up to and including $100 million; 0.03% of the Allocated Portion’s average daily net assets in excess of $100 million up to and including $600 million; 0.0275% of the Allocated Portion’s average daily net assets in excess of $600 million.

Limitation of Liability and Indemnification. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each provide that the sub-adviser will not be liable for any loss incurred by a Sub-Advised Portfolio, the EQ Trust or the Adviser resulting from the sub-adviser’s error of judgment, mistake of law, or other act or omission by the sub-adviser, provided that the sub-adviser will be liable for, and will indemnify a Sub-Advised Portfolio, the EQ Trust and the Adviser against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any of its duties or obligations under the Agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Sub-Advised Portfolio, the EQ Trust or the Adviser, or the omission of a material fact known to the sub-adviser which was required to be stated in such documents or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the EQ Trust by the sub-adviser.

The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each include reciprocal provisions as to the liability of the Adviser to the sub-adviser, and each provide that the Adviser will not be liable for any loss incurred by the sub-adviser resulting from the Adviser’s error of judgment, mistake of law, or other act or omission by the Adviser, provided that the Adviser will be liable for, and will indemnify the sub-adviser against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the Agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Sub-Advised Portfolio, the EQ Trust or the Adviser, or the omission of a material fact known to the Adviser which was required to be stated in such documents or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the EQ Trust by the sub-adviser.

Term and Continuance. The initial term of the Current Sub-Advisory Agreement (which is the annual continuation of the prior agreement, as described above) is one year from its effective date, whereas the initial term of the New Sub-Advisory Agreement would be two years from its effective date. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each provide for the continuance of the agreement for successive one-year terms as to a Sub-Advised Portfolio after the initial term, provided that such continuance is approved at least annually by the EQ Board, including a majority of the Independent Trustees. Notwithstanding the initial two-year term of the New Sub-Advisory Agreement, the EQ Board intends to conduct annual contract reviews in 2019 and 2020 consistent with its current review and approval process.

Termination. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each may be terminated with respect to a Sub-Advised Portfolio, at any time, without the payment of any penalty, by the EQ Board, including a majority of the Independent Trustees, or by vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Sub-Advised Portfolio, upon sixty (60) days’ written notice to the Adviser and the relevant sub-adviser. The Adviser or the relevant sub-adviser also may terminate the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and the EQ Trust. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act), or in the event the investment advisory agreement between the Adviser and the EQ Trust terminates for any reason. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of the agreement, unless such material breach is cured to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Description of Adviser’s Responsibilities. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each includes a detailed description of the Adviser’s general responsibilities for the Sub-Advised Portfolios, including, among other things: (1) providing a continuous investment program for the Sub-Advised Portfolios; (2) monitoring the implementation of each Sub-Advised Portfolio’s investment program; (3) assessing each Sub-Advised Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Sub-Advised Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Sub-Advised Portfolios; (6) making recommendations to the EQ Board regarding the investment programs of the Sub-Advised Portfolios, including any changes to a Sub-Advised Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the EQ Board; and (8) preparing and providing reports to the EQ Board on the impact of such strategic initiatives.

Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each states that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the sub-adviser; (2) assessing each Sub-Advised Portfolio’s investment focus and furnishing the EQ Board with periodic reports concerning the sub-adviser; (3) allocating and reallocating the assets of a Sub-Advised Portfolio, or a portion thereof, managed by one or more sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program with respect to each Sub-Advised Portfolio (or portion thereof); (5) causing the sub-adviser to furnish to the EQ Board such information and reports as the EQ Board may reasonably request; and (6) compensating each sub-adviser.

For more complete information and for all of the provisions of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement, which is substantially identical with respect to each Sub-Advised Portfolio except with respect to the fee schedules, and which is attached to this Joint Proxy Statement as Exhibit H.

If the Sub-Advised Portfolios’ shareholders approve the New Sub-Advisory Agreement, the Adviser intends to add the Sub-Advised Portfolios, by amendment, to the New Sub-Advisory Agreement with AllianceBernstein with respect to the AB Portfolios, described in Proposal 3.A.

Reasons for the New Sub-Advisory Agreement

The Adviser’s recommendation of AllianceBernstein to replace SSgA as sub-adviser to the Sub-Advised Portfolios is based on its assessment that AllianceBernstein has the capability and capacity to manage each Sub-Advised Portfolio’s index strategy in a manner consistent with the best interests of each Sub-Advised Portfolio and its investors. The Adviser believes that AllianceBernstein will provide high quality services to the Sub-Advised Portfolios without any change in the management fees paid by the Sub-Advised Portfolios and without any increase in Sub-Advised Portfolio expenses.

The Adviser believes that the appointment of AllianceBernstein, an affiliate of the Adviser, also will enhance the Adviser’s ability to provide efficient oversight and greater control regarding the services provided to the Sub-Advised Portfolios, which will serve to further mitigate operational and other risks. The Adviser believes that AllianceBernstein has the requisite experience and expertise to manage the Sub-Advised Portfolios’ index strategies. AllianceBernstein had approximately $61 billion in assets under management in index strategies in the aggregate as of December 31, 2017, including approximately $41 billion in U.S. domestic equity index strategies similar to the types of strategies utilized by the Sub-Advised Portfolios, and has significant portfolio management, analyst, trading, compliance and other resources committed to managing index-based investment strategies. As discussed elsewhere in this Joint Proxy Statement, AllianceBernstein also currently serves as a sub-adviser to a number of other Portfolios of the EQ Trust, or allocated portions thereof, that pursue equity index strategies that seek to track the performance of a particular equity index or indices, an investment strategy that is also employed for the Sub-Advised Portfolios, and has had favorable results implementing such strategies for these other Portfolios. With respect to the Multimanager Technology Portfolio, the Adviser also believes that AllianceBernstein would complement the investment strategies employed by the other sub-advisers to the Portfolio. In addition, because all or substantially all of the assets proposed to be transitioned from SSgA to AllianceBernstein are expected to be transferred in kind, the Adviser expects the transactions costs associated with the transition of each Sub-Advised Portfolio’s assets to the management of AllianceBernstein to be low. As a result of extensive discussions with the EQ Board, the Adviser agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Sub-Advised Portfolios in the aggregate amount of $100,000 per year, allocated among the Sub-Advised Portfolios on a pro rata basis.

After considering all relevant factors, including the explanation and rationale provided by the Adviser, the EQ Board, acting in the exercise of its business judgment, approved the appointment of AllianceBernstein as a new sub-adviser for each Sub-Advised Portfolio and the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Sub-Advised Portfolio. See “Matters Considered by the EQ Board” below.

Pursuant to the above-described Exemptive Order that the EQ Trust and the Adviser have obtained from the SEC, implementation of the New Sub-Advisory Agreement with respect to a Sub-Advised Portfolio is subject to receipt of the required shareholder approval for that Sub-Advised Portfolio.

Information about the New Sub-Adviser

AllianceBernstein is organized as a Delaware limited partnership and is indirectly majority-owned by, and therefore controlled by and affiliated with, AEH. AEH is currently a majority-owned subsidiary of AXA, a public company organized under the laws of France, and is an indirect parent of AllianceBernstein Corporation (“ABC”), the general partner of AllianceBernstein. Following the completion of the Sell-Down Plan, it is anticipated that AXA will no longer have a controlling interest in AEH. The Sell-Down Plan will not affect AllianceBernstein’s status as an indirect, majority-owned subsidiary of AEH. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal office of AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York, 10105. As of December 31, 2017, AllianceBernstein had approximately $554 billion in assets under management

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of AllianceBernstein. The address of each individual is 1345 Avenue of the Americas, New York, New York, 10105.

Name	Title/Responsibilities
ABC	General Partner of AllianceBernstein
Denis Duverne	Director of the Board of ABC
Mark Pearson	Director of ABC
Seth Bernstein	President and Chief Executive Officer of AllianceBernstein and Director of the Board of ABC
Robert Zoellick	Chairman of the Board and Director of ABC
Barbara Fallon-Walsh	Director of ABC
Anders Malmstrom	Director of ABC
Daniel Kaye	Director of ABC
Ramon de Oliveira	Director of ABC
Paul Audet	Director of ABC
Shelley Leibowitz	Director of ABC
Das Narayandas	Director of ABC

None of the officers or trustees of the Trusts are officers, employees, directors, general partners, or shareholders of AllianceBernstein. None of the officers or trustees of the Trusts own securities or have any other material investment in AllianceBernstein. Certain officers of the Trusts who are not directors or general partners of AllianceBernstein own securities of AXA, AEH, and AXA Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information regarding the sub-advisory fee(s) charged by AllianceBernstein for other mutual fund(s) with similar investment objectives that it advises is provided in Exhibit J.

New Portfolio Managers for the Sub-Advised Portfolios

Each Sub-Advised Portfolio will be managed by a team of portfolio managers and other investment professionals. Information about the portfolio managers of AllianceBernstein who will be jointly and primarily responsible for the securities selection, research and trading for each Sub-Advised Portfolio, or an allocated portion thereof, is as follows:

Judith DeVivo, a Senior Vice President and Senior Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

Joshua Lisser is Senior Vice President/Chief Investment Officer, Index Strategies and is a member of the Blend Solutions Team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group and was appointed to Portfolio Manager-Index Strategies in 2009, focusing on custom index and structured equity products. Prior to joining AllianceBernstein, he was a marketing associate at Doubleday Broadway Publishing Group, a division of Random House. Mr. Sklar received a BA in English literature from Trinity College, Hartford and is currently completing an MBA from New York University’s Stern School.

Matters Considered by the EQ Board

In connection with the EQ Board’s consideration of the Adviser’s proposal to appoint AllianceBernstein as the sub-adviser to each of these Sub-Advised Portfolios, and in light of the affiliation between the Adviser and AllianceBernstein, the Independent Trustees of the EQ Board requested extensive information from the Adviser and AllianceBernstein and held numerous meetings, including meetings requested with senior officers of the Adviser and AllianceBernstein (including AllianceBernstein’s chief executive officer), from late 2017 through mid-2018 to review the proposal. As more fully described below, based on its review of the presentations and materials provided by the Adviser and AllianceBernstein over the course of these meetings, and noting AllianceBerstein’s capabilities and experience in managing similar portfolios and strategies and that the management and sub-advisory fees, as well as the investment program of each Sub-Advised Portfolio, will remain the same under the New Sub-Advisory Agreement, the EQ Board, including the Independent Trustees, determined that the replacement of SSgA with AllianceBernstein was in the best interests of each Sub-Advised Portfolio and its shareholders, and, at a meeting held on July 10-12, 2018, unanimously approved (i) the termination of SSgA as a sub-adviser to each Sub-Advised Portfolio (or an allocated portion thereof), (ii) the appointment of AllianceBernstein as a sub-adviser to each Sub-Advised Portfolio (or an allocated portion thereof), and (iii) the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Sub-Advised Portfolio. The EQ Board noted, however, that under the Exemptive Order described above, the Adviser may not enter into the New Sub-Advisory Agreement with AllianceBernstein with respect to a Sub-Advised Portfolio unless the New Sub-Advisory Agreement, including the compensation to be paid thereunder, is also approved by the Sub-Advised Portfolio’s shareholders.

In reaching its decision to approve the New Sub-Advisory Agreement between the Adviser and AllianceBernstein, the EQ Board considered the overall fairness of the agreement and whether the agreement was in the best interests of each Sub-Advised Portfolio and its investors. The EQ Board further considered all factors it deemed relevant with respect to each Sub-Advised Portfolio and the New Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Sub-Advised Portfolio by AllianceBernstein; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Sub-Advised Portfolio; and (5) “fall out” benefits that may accrue to AllianceBernstein and its affiliates (i.e., indirect benefits that AllianceBernstein would be unable to generate but for the existence of the Sub-Advised Portfolio). In considering the New Sub-Advisory Agreement, the EQ Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the EQ Board took into account extensive information requested by the Independent Trustees and prepared by the Adviser and AllianceBernstein, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees in connection with the above-referenced multiple meetings. Over the course of these meetings, the Independent Trustees, in consultation with their independent legal counsel, engaged in an extensive review of the information provided and requested additional information during the course of its review. The information provided to the Trustees described, among other things, the services to be provided by AllianceBernstein, as well as AllianceBernstein’s investment personnel, proposed sub-advisory fee, performance information, and other matters. In addition, at the request of the Independent Trustees, the EQ Board met in person with senior representatives of AllianceBernstein, including the Chief Executive Officer, the Chief Investment Officer, the portfolio management team that is proposed to provide sub-advisory services to the Portfolios, and senior risk and compliance personnel, to discuss the proposal, as well as with senior representatives of the Adviser to discuss the New Sub-Advisory Agreement and the information provided. The EQ Board also took into account that AllianceBernstein currently provides investment sub-advisory services to certain other Portfolios of the EQ Trust, including certain other portfolios that utilize index strategies.

The Independent Trustees also met in executive sessions during the multiple meetings at which the proposal was discussed to review the information provided and communicated follow-up questions for the Adviser and AllianceBernstein to address at the meetings. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the proposal and to provide additional information requested by the Independent Trustees. At the meetings and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the proposal. As a result of these extensive discussions, among other things, the Adviser agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Sub-Advised Portfolios in the aggregate amount of $100,000 per year, allocated among the Sub-Advised Portfolios on a pro rata basis. The Adviser also agreed to pay the cost of the Meeting, including proxy solicitation costs. The Independent Trustees were assisted by independent legal counsel prior to and during the meetings and during their deliberations regarding the New Sub-Advisory Agreement, and also received from counsel materials addressing, among other things, the legal standards applicable to their consideration of the New Sub-Advisory Agreement.

In approving the New Sub-Advisory Agreement, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of all information, determined that the proposed sub-advisory fee for each Sub-Advised Portfolio was fair and reasonable, and that the approval of the New Sub-Advisory Agreement was in the best interests of the Sub-Advised Portfolio and its investors and did not involve a conflict of interest from which the Adviser or AllianceBernstein would derive an inappropriate advantage. Although the EQ Board gave attention to all information provided, the following discusses some of the primary factors that the EQ Board deemed relevant to its decision to approve the New Sub-Advisory Agreement with respect to each Sub-Advised Portfolio.

Nature, Quality and Extent of Services

The EQ Board evaluated the nature, quality and extent of the overall services to be provided to each Sub-Advised Portfolio and its investors by AllianceBernstein. In addition to the investment performance information discussed below, the EQ Board considered AllianceBernstein’s responsibilities with respect to each Sub-Advised Portfolio (or allocated portion thereof) pursuant to the New Sub-Advisory Agreement, and AllianceBernstein’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio, including for other Portfolios of the EQ Trust.

The EQ Board considered that AllianceBernstein, subject to the oversight of the Adviser, would be responsible for making investment decisions for each Sub-Advised Portfolio (or an allocated portion thereof); placing with brokers or dealers orders for the purchase and sale of investments for each Sub-Advised Portfolio (or an allocated portion thereof); and performing certain related administrative functions. The EQ Board also reviewed information regarding AllianceBernstein’s process for selecting investments for each Sub-Advised Portfolio (or an allocated portion thereof), as well as information regarding the qualifications and experience of AllianceBernstein’s portfolio managers who would provide services to the Sub-Advised Portfolio. The EQ Board considered information regarding AllianceBernstein’s procedures for executing portfolio transactions for each Sub-Advised Portfolio (or an allocated portion thereof), and AllianceBernstein’s policies and procedures for selecting brokers and dealers and, as applicable, obtaining research from those brokers and dealers. In addition, the EQ Board received information regarding AllianceBernstein’s trading experience and how AllianceBernstein would seek to achieve “best execution” on behalf of each Sub-Advised Portfolio (or an allocated portion thereof). The EQ Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by AllianceBernstein also was based, in part, on the Trustees’ experience and familiarity with AllianceBernstein serving as sub-adviser to several other Portfolios of the EQ Trust, or allocated portions thereof, and on periodic reports provided to the Trustees regarding the services provided by AllianceBernstein to those other Portfolios or allocated portions thereof.

The EQ Board also factored into its review its familiarity with AllianceBernstein’s compliance program, policies and procedures, noting that it had considered the Sub-Advised Portfolios’ Chief Compliance Officer’s evaluation of AllianceBernstein’s compliance program, policies and procedures in connection with its approval of the investment sub-advisory agreement with AllianceBernstein with respect to the other Portfolios of the EQ Trust.

The EQ Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving AllianceBernstein and reviewed information regarding AllianceBernstein’s financial condition and history of operations and potential conflicts of interest in managing the Sub-Advised Portfolios.

The EQ Board also received and reviewed AllianceBernstein’s performance and tracking error data in managing other funds and/or accounts with a comparable investment strategy as each Sub-Advised Portfolio, as compared to an appropriate benchmark. The EQ Board noted that, with respect to the EQ/Large Cap Value Index Portfolio and the Multimanager Technology Portfolio, AllianceBernstein does not currently manage an index strategy that tracks the same market index as the Portfolios, but that AllianceBernstein manages other index strategies which track overlapping segments of the market index that is tracked by the Portfolios. The EQ Board generally considered long-term performance to be more important than short-term performance. The EQ Board also considered AllianceBernstein’s expertise, resources, proposed investment strategy, and personnel for advising each Sub-Advised Portfolio (or allocated portion thereof), noting its familiarity with AllianceBernstein’s “passive” (or “indexing”) approach.

With respect to the Multimanager Technology Portfolio, the EQ Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Portfolio has the ability to invest in exchange-traded funds, and the other portions of the Portfolio are actively managed by a sub-adviser.

Based on its review, the EQ Board determined that the nature, quality and extent of the overall services to be provided by AllianceBernstein were appropriate for each Sub-Advised Portfolio in light of its investment objective and, thus, supported a decision to approve the New Sub-Advisory Agreement.

Expenses

With respect to each Sub-Advised Portfolio, the EQ Board noted that the proposed sub-advisory fee to be paid by the Adviser to AllianceBernstein is the same as the sub-advisory fee currently paid by the Adviser to SSgA. The EQ Board also noted that the proposed sub-advisory fee for AllianceBernstein is comparable to, and in some cases lower than, the sub-advisory fee that AllianceBernstein currently charges to other Portfolios of the

EQ Trust for which AllianceBernstein currently serves as an investment sub-adviser using a “passive” (or “indexing”) approach. The EQ Board further noted that the Adviser, and not the Sub-Advised Portfolios, would pay AllianceBernstein and that the proposed sub-advisory fees were negotiated between AllianceBernstein and the Adviser. Moreover, the EQ Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fees agreed upon with AllianceBernstein are reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. As stated above, the EQ Board further considered that, based on its discussions with the Adviser, the Adviser had agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Sub-Advised Portfolios in the aggregate amount of $100,000 per year, allocated among the Sub-Advised Portfolios on a pro rata basis. Based on its review, the EQ Board determined that the proposed sub-advisory fees for AllianceBernstein are fair and reasonable. The EQ Board also considered that all or a substantial portion of the assets proposed to be transitioned from SSgA to AllianceBernstein were expected to be transferred in kind, and that the transactions costs associated with the transition of each Sub-Advised Portfolio’s assets to the management of AllianceBernstein were expected to be low. The EQ Board further noted that the cost of the Meeting, including proxy solicitation costs, will be borne by the Adviser.

Profitability and Costs

The Adviser advised the EQ Board that it does not regard sub-adviser profitability as meaningful to its evaluation of the New Sub-Advisory Agreement. The EQ Board acknowledged the Adviser’s view of sub-adviser profitability, noting the EQ Board’s findings as to the reasonableness of the sub-advisory fees and that the fees to be paid to AllianceBernstein are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and AllianceBernstein based on the particular circumstances in each case for each of them. The EQ Board further noted that the investment management fee paid by each Sub-Advised Portfolio to the Adviser would not change as a result of the New Sub-Advisory Agreement. The EQ Board also noted that, as AllianceBernstein is an affiliate of the Adviser, the Adviser provided additional information regarding AllianceBernstein’s impact on the Adviser’s profitability. As stated above, the EQ Board also considered that the Adviser had agreed, for a period of two years after the appointment of AllianceBernstein, to waive fees or reimburse expenses of the Sub-Advised Portfolios in the aggregate amount of $100,000 per year, allocated among the Sub-Advised Portfolios on a pro rata basis. Based on a review of this information, the EQ Board determined that the Adviser’s anticipated profitability with respect to each Sub-Advised Portfolio following the appointment of AllianceBernstein as sub-adviser would continue to be reasonable.

Economies of Scale

The EQ Board also considered whether economies of scale would be realized as each Sub-Advised Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee with respect to each Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the EQ Board noted that the proposed sub-advisory fee rates are competitive with the advisory fee rates charged by AllianceBernstein to comparable clients. The EQ Board noted that the sub-advisory fee rate schedules for the Sub-Advised Portfolios include breakpoints that reduce the fee rate as Sub-Advised Portfolio assets increase above certain levels. In this regard, the EQ Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The EQ Board considered these factors, and the relationship they bear to the fee structure charged to the Sub-Advised Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with each Sub-Advised Portfolio.

Fall-Out Benefits

The EQ Board also considered possible fall-out benefits that may accrue to AllianceBernstein, including the following. The EQ Board recognized that AllianceBernstein, as an affiliate of the Adviser, would receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from the Sub-Advised Portfolios. The EQ Board considered that AllianceBernstein, through its position as a sub-adviser to each Sub-Advised Portfolio, may engage in soft dollar transactions. Further, the EQ Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and AllianceBernstein and may, from time to time, receive brokerage commissions from the Sub-Advised Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The EQ Board also noted that AllianceBernstein currently serves as investment sub-adviser for other portfolios or allocated portions thereof advised by the Adviser and receives sub-advisory fees with respect to those portfolios. In addition, the EQ Board recognized that AllianceBernstein and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. The EQ Board also noted that AllianceBernstein may benefit from greater exposure in the marketplace with respect to AllianceBernstein’s investment process and from expanding its level of assets under management, including within its passive index advisory business, and that AllianceBernstein may derive benefits from its association with the Adviser and other sub-advisers to the Sub-Advised Portfolios. Based on its review, the EQ Board determined that any “fall-out” benefits and other types of benefits that may accrue to AllianceBernstein are fair and reasonable.

Required Vote for Proposal 4.A.

The shareholders of a Sub-Advised Portfolio will vote on the approval of Proposal 4.A. with respect to that Sub-Advised Portfolio separately from the shareholders of each other Sub-Advised Portfolio. Approval of Proposal 4.A. with respect to a Sub-Advised Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Sub-Advised Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposal 4.A., “voting securities” refers to the shares of a Sub-Advised Portfolio.

If shareholders of a Sub-Advised Portfolio do not approve the New Sub-Advisory Agreement, then the retention of AllianceBernstein as sub-adviser for that Sub-Advised Portfolio would not go into effect. Instead, such Sub-Advised Portfolio would continue to be managed under the amended and restated form of investment sub-advisory agreement between FMG LLC and SSgA dated September 1, 2018. The EQ Board may further consider other alternatives for an affected Sub-Advised Portfolio and will take such action as it deems to be in the best interests of the Sub-Advised Portfolio and its shareholders.

The Trustees of the EQ Trust recommend that the shareholders of each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio vote “FOR” Proposal 4.A.

PROPOSAL 5: Elect a Board of Trustees.

Background on the Proposal

Under this Proposal 5, the shareholders of each of the EQ Trust and the VIP Trust are being asked separately to elect each of the ten (10) trustee nominees who serve as current members of the Board of Trustees of each Trust, as well as two (2) new trustee nominees (each, a “Nominee” and together, the “Nominees”) to serve on the Board of Trustees of each Trust.

The fund complex currently includes three registered investment companies — the EQ Trust, the VIP Trust and 1290 Funds. These investment companies share the same investment adviser, FMG LLC, and certain administrative, legal, compliance, marketing and other functions. Currently, the Board that oversees each registered investment company in the fund complex is comprised of the same 10 trustees. Assuming that the Proposal for the election of the 12 Nominees is approved by both the shareholders of the EQ Trust and the shareholders of the VIP Trust (and, by means of a separate proposal in a separate proxy statement, the shareholders of 1290 Funds), the same Board members would continue to oversee the EQ Trust, the VIP Trust and 1290 Funds.

The current Boards and their respective Governance Committees, which consist of all of the current Independent Trustees of the Trusts, have determined to increase the size of the Boards from 10 to 12 members and have proposed for election by shareholders each of the 10 current members of the Boards as well as two new

Board members. The Boards’ current Trustees are Mark A. Barnard, Thomas W. Brock, Donald E. Foley, Steven M. Joenk, Christopher P.A. Komisarjevsky, H. Thomas McMeekin, Gloria D. Reeg, Gary S. Schpero, Kenneth L. Walker and Caroline L. Williams. Mr. Joenk is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trusts. Messrs. Barnard, Brock, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Mses. Reeg and Williams are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trusts. The Boards’ Governance Committees identified the two new Nominees to the Boards, Michael B. Clement and Kathleen Stephansen, through the use of a third party search firm and extensive interviews with multiple candidates. If elected, Mr. Clement and Ms. Stephansen would be Independent Trustees of the Trusts.

As part of their evaluation of this Proposal, the Governance Committees of the Boards considered a number of factors, including that the increased size, diversity, skill sets and depth of experience of the Boards should enhance the Boards’ ability to respond to the increasing complexities of the mutual fund business. The Governance Committees also considered that, as the mandatory retirement date for certain current Board members approaches, it would be advisable to elect two new Board members now so that these new Board members can serve alongside the current Board members as they become increasingly familiar with the Trusts and the Portfolios and their compliance, regulatory and risk management oversight responsibilities.

Upon the recommendation of their respective Governance Committees, each Board unanimously determined to recommend that shareholders of each Trust vote “FOR” the election of each Nominee at the Meeting to hold office in accordance with each Trust’s governing documents.

Nominees

Each Nominee has consented to being named in this Joint Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the applicable Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Trustees of each Trust. With respect to each Trust, to be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, the Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected. Abstentions, not being votes cast, will have no effect on the outcome of Proposal 5. Subject to the foregoing, if elected by shareholders of a Trust, each Nominee who would be new to the Board of that Trust would begin service as a Trustee of that Trust on or about January 1, 2019.

Information regarding each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would be an Independent Trustee of the Trusts. The business address of all Nominees is 1290 Avenue of the Americas, New York, New York 10104. Messrs. Barnard, Brock, Clement, Foley, Komisarjevsky, McMeekin, Schpero and Walker and Mses. Reeg, Stephansen and Williams are referred to herein as “Independent Nominees,” and Mr. Joenk is referred to herein as an “Interested Nominee.”

The Governance Committees of the Boards also considered that, if the Nominees are elected by shareholders of the EQ Trust and the VIP Trust, respectively, all but one of the members of the Boards will be Independent Trustees and that the Chairman of the Boards will be an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee*
Steven M. Joenk (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present**; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 30, 2017 (EQ Trust) Trustee from September 2004 to present***; Chief Executive Officer from December 2002 to present; President from November 2001 to present; Chairman of the Board from September 2004 through September 30, 2017 (VIP Trust)	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President of FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.	138	None.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees
Mark A. Barnard (1949)	Trustee	From April 2017 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	138	None.
Thomas W. Brock (1947)	Trustee	From January 2016 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	138	From 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Michael B. Clement (1957)	Consultant† and Trustee	**, † (EQ Trust) ***,† (VIP Trust)	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President – Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President – Capital Planning and Analysis, and from 1982 to 1986, Manager – Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	138 if elected at the Meeting and at a separate meeting of 1290 Funds
Donald E. Foley (1951)	Trustee	From January 2014 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	138	From 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Christopher P.A. Komisarjevsky (1945)	Trustee	From March 1997 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	138	None.
H. Thomas McMeekin (1953)	Trustee	From January 2014 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	138	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg (1951)	Trustee	From April 2017 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	138	None.

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Gary S. Schpero (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board** (EQ Trust) From April 2017 to present, Independent Trustee; from April 2017 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board *** (VIP Trust)	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	138	From 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund; Blackstone/GSO Long-Short Credit Income Fund; Blackstone/GSO Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.
Kathleen Stephansen (1954)	Consultant† and Trustee	**, † (EQ Trust) ***,† (VIP Trust)	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; From 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	138 if elected at the Meeting and at a separate meeting of 1290 Funds

Name, Address and Year of Birth	Position(s) Held and/or to be Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/or to be Overseen by Trustee or Nominee for Trustee****	Other Directorships Held by Trustee or Nominee for Trustee
Kenneth L. Walker (1952)	Trustee	From January 2012 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From May 2002 to March 2016, Partner and from March 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	138	None.
Caroline L. Williams (1946)	Trustee	From January 2012 to present** (EQ Trust) From April 2017 to present*** (VIP Trust)	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	138	None.

†	Mr. Clement and Ms. Stephansen each serves as a consultant to the EQ Board and the VIP Board effective September 1, 2018. It is anticipated that Mr. Clement and Ms. Stephansen will serve as consultants to the EQ Board and the VIP Board until December 31, 2018 (unless extended or otherwise modified). If elected by shareholders of a Trust, Mr. Clement and Ms. Stephansen would begin service as Trustees of that Trust on or about January 1, 2019.
*	Affiliated with the Trust’s investment manager.
**	Each Nominee elected will serve during the lifetime of the EQ Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The EQ Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.
***	Each Nominee elected will hold office for life or until his or her successor is elected or the VIP Trust terminates; except that any Trustee may resign or may be removed, and any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be removed. The VIP Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.
****	The registered investment companies in the fund complex include the EQ Trust, the VIP Trust, and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such company.

Qualifications and Experience of the Nominees

Each current Board believes that all of the Nominees possess substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. Each current Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of each Trust, each current Board considered a wide variety of information about the Nominee, and multiple factors contributed to each current Board’s decision. However, there are no specific required qualifications for Board membership. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Portfolios and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

Information about certain of the specific qualifications and experience of each Nominee relevant to each current Board’s conclusion that the Nominee should serve as a Trustee of each Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Nominee that each current Board believes support a conclusion that the Nominee should serve as Trustee of each Trust in light of each Trust’s business activities and structure.

Interested Nominee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trusts and other registered investment companies, including 1290 Funds.

Independent Nominees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and over a year of service as a Trustee of the Trusts and 1290 Funds. Prior to his election to the Boards, Mr. Barnard had served as a consultant to the EQ Board and the 1290 Funds Board since April 1, 2016.

Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms, multiple years of service on the boards of public companies and organizations and investment companies, over a year of service as a Trustee of the VIP Trust, and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, over a year of service as a Trustee of the VIP Trust, and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services, over a year of service as a Trustee of the VIP Trust, and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, has over a year of service as a Trustee of the VIP Trust, and has multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and over a year of service as a Trustee of the Trusts and 1290 Funds. Prior to her election to the Boards, Ms. Reeg had served as a consultant to the EQ Board and the 1290 Funds Board since January 1, 2016.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm, over a year of service as a Trustee of the VIP Trust, and multiple years of service as a Trustee of the EQ Trust and 1290 Funds, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms , over a year of service as a Trustee of the VIP Trust, and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, over a year of service as a Trustee of the VIP Trust, and multiple years of service as a Trustee of the EQ Trust and 1290 Funds.

Structure of the EQ Board and the VIP Board

Each Board currently is comprised of ten Trustees, and there are two vacancies on each Board. Nine of the ten current Trustees are Independent Trustees. Mr. Joenk is an Interested Trustee. Effective as of October 1, 2017, the Boards appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Boards. The Chairman of the Boards is recommended by the Trusts’ respective Governance Committees and approved by the full Boards. The Chairman of the Boards presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trusts’ Declarations of Trust or By-laws.

Each Board holds six regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Boards also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

Each Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees). All Independent Trustees are members of each Committee. The Boards believe that this structure allows all of the Independent Trustees to participate in the full range of each Board’s oversight responsibilities. The Boards review their structure regularly and believe that their leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Boards, is appropriate given the asset size of the Trusts, the number of Portfolios offered by the Trusts, the number of Trustees overseeing the Trusts and each Board’s oversight responsibilities, as well as the Trusts’ business activities and advisory structure and their use as investment vehicles in connection with the Contracts and retirement plans.

The Audit Committee of each Board functions to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee of the EQ Board held five meetings during the fiscal year ended December 31, 2017. The Audit Committee of the VIP Board held three meetings during the period from April 27, 2017 through December 31, 2017. Ms. Williams serves as the Chair of the Audit Committee of each Trust.

The Governance Committee of each Board functions to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s Chief Compliance Officer (“CCO”); and review the independence of outside counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO and meets in executive session from time to time with FMG LLC to discuss the CCO’s performance and the effectiveness of the Trust’s compliance programs. The Governance Committee may seek to identify candidates for Independent Trustee with the assistance of FMG LLC or another third party service provider or independent contractor or by such other means as the Governance Committee deems appropriate. In connection with its evaluation of candidates, the Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment adviser and other principal service providers. Persons selected as nominees for Independent Trustee must not be “interested persons” (as defined in the 1940 Act) of the Trust. The Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence. The Governance Committee also may consider such other factors as it may determine to be relevant to fulfilling the role of Trustee. The Governance Committee gives recommendations provided by the Trust’s officers the same consideration as any other candidate. The Governance Committee will not consider nominees recommended by Contractholders. The Governance Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Board. The Governance Committee periodically reviews the size and composition of the Board to determine whether it may be appropriate to add individuals, including those with different backgrounds or skills from those already on the Board, so that the Board reflects the appropriate balance of experience, skills, attributes and diversity required for the Board as a whole. The Governance Committee of the EQ Board held two meetings during the fiscal year ended December 31, 2017. The Governance Committee of the VIP Board held one meeting during the period from April 27, 2017 through December 31, 2017. Mr. Komisarjevsky serves as the Chair of the Governance Committee of each Trust. A copy of the written charter for the Governance Committee of each Trust is attached to this Joint Proxy Statement as Exhibits N and O.

The Investment Committee of each Board functions to assist the Board in its oversight of Portfolio performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews its respective Portfolios’ performance and interfacing with personnel at FMG LLC and, in the case of certain EQ Portfolios, the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with Sub-Advisers to the Sub-Advised Portfolios during in-person presentations made throughout the year. The Investment Committee of the EQ Board held four meetings during the fiscal year ended December 31, 2017. The Investment Committee of the VIP Board held two meetings during the period from April 27, 2017 through December 31, 2017. Messrs. McMeekin, Walker and Foley serve as the Co-Chairs of the Investment Committee of each Trust.

Prior to April 27, 2017, the VIP Board’s committee structure consisted of an Audit Committee and a Compliance, Nominating and Compensation Committee. During the period from January 1, 2017 through April 26, 2017, the Audit Committee held two meetings, and the Compliance, Nominating and Compensation Committee held one meeting.

During the fiscal year ended December 31, 2017, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by all committees on which he or she served.

Risk Oversight of the Trusts

The management of various risks relating to the administration and operation of each Trust and its Portfolios is the responsibility of FMG LLC and the other service providers, including (in the case of certain EQ Portfolios) any Sub-Advisers, retained by the Trust or FMG LLC, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trusts and their Portfolios, each Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trusts and the risk of conflicts of interest affecting FMG LLC (or its affiliates) in managing the Portfolios. Each Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, FMG LLC and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. Each Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Each Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to its Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. Each Board and its Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from FMG LLC on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to FMG LLC’s risk management framework, risk monitoring and reporting. Each Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including (in the case of certain EQ Portfolios) the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. Each Board also requires FMG LLC to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Compensation

No director, trustee, member, officer, or employee of FMG LLC or an affiliated company receives any compensation or reimbursement from a Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of each Trust and, therefore, has not been compensated by either Trust for his service as a Trustee.

Effective October 1, 2017, for services to the Trusts, each Independent Trustee receives an annual fee of $350,000, payable quarterly, representing payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $100,000 is paid to the Independent Chairman of the Boards; an annual retainer of $35,000 is paid to the Chair of the Audit Committee; an annual retainer of $35,000 is paid to the Chair of the Governance Committee; and an annual retainer of $25,000 is paid to each of the Co-Chairs of the Investment Committee. Trustees also receive reimbursement from the Trusts for expenses associated with attending Board or Committee meetings.

Mr. Clement and Ms. Stephansen, each of whom serves as a consultant to the EQ Board and the VIP Board effective September 1, 2018, will be paid $60,000, in a single instalment, for their services through December 31, 2018.

Information regarding compensation paid to the Independent Trustees of the EQ Trust for the most recent fiscal year ended December 31, 2017, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended December 31, 20172

Trustee	Aggregate Compensation from the EQ Trust	Pension or Retirement Benefits Accrued As Part of EQ Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the EQ Trust and Fund Complex Paid to Trustees[3]
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Mark A. Barnard[1]	$190,952	$0	$0	$219,333
Thomas W. Brock	$294,952	$0	$0	$323,500
Donald E. Foley	$314,398	$0	$0	$344,750
Christopher P.A. Komisarjevsky	$323,596	$0	$0	$354,750
H. Thomas McMeekin	$314,398	$0	$0	$344,750
Gloria D. Reeg[1]	$190,952	$0	$0	$219,333
Gary S. Schpero	$362,090	$0	$0	$397,250
Kenneth L. Walker	$314,398	$0	$0	$344,750
Caroline L. Williams	$323,596	$0	$0	$354,750

[1]

For the period January 1, 2017 to April 26, 2017, Gloria D. Reeg received compensation in the amount of $104,000 from the EQ Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the EQ Board. For the period January 1, 2017 to February 26, 2017, Ms. Reeg received compensation in the amount of $333 from 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of 1290 Funds. For the period January 1, 2017 to April 26, 2017, Mark A. Barnard received compensation in the amount of $104,000 from the EQ Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the EQ Board. For the period January 1, 2017 to February 26, 2017, Mr. Barnard received compensation in the amount of $333 from 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of 1290 Funds. Ms. Reeg and Mr. Barnard were elected to the EQ Board effective April 27, 2017. Ms. Reeg and Mr. Barnard were elected to the Board of Trustees of 1290 Funds effective February 27, 2017.

[2]	The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2017.
[3]	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 121 portfolios of three (3) trusts in the fund complex.

Information regarding compensation paid to the Independent Trustees of the VIP Trust for the most recent fiscal year ended December 31, 2017, is set forth below.

Trustee Compensation Table

for the Fiscal Year Ended December 31, 20171,2

Trustee	Aggregate Compensation from the VIP Trust	Pension or Retirement Benefits Accrued As Part of VIP Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the VIP Trust and Fund Complex Paid to Trustees[4]
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Mark A. Barnard	$26,548	$0	$0	$219,333	[3]
Thomas W. Brock	$26,548	$0	$0	$323,500
Donald E. Foley	$28,352	$0	$0	$344,750
Christopher P.A. Komisarjevsky	$29,154	$0	$0	$354,750
H. Thomas McMeekin	$28,352	$0	$0	$344,750
Gloria D. Reeg	$26,548	$0	$0	$219,333	[3]
Gary S. Schpero	$33,160	$0	$0	$397,250
Kenneth L. Walker	$28,352	$0	$0	$344,750
Caroline L. Williams	$29,154	$0	$0	$354,750

[1]

Mr. Gerald C. Crotty retired as a Trustee of the VIP Trust, effective April 26, 2017. For the period from January 1, 2017 through April 26, 2017, Mr. Crotty received compensation in the amount of $80,000 from the VIP Trust and in total from the VIP Trust and the fund complex. Mr. Barry Hamerling retired as a Trustee of the VIP Trust, effective April 26, 2017. For the period from January 1, 2017 through April 26, 2017, Mr. Hamerling received compensation in the amount of $80,000 from the VIP Trust and in total from the VIP Trust and the fund complex. Mr. Thomas P. Lemke retired as a Trustee of the VIP Trust, effective April 26, 2017. For the period from January 1, 2017 through April 26, 2017, Mr. Lemke received compensation in the amount of $85,000 from the VIP Trust and in total from the VIP Trust and the fund complex. Ms. Cynthia R. Plouché retired as a Trustee of the VIP Trust, effective April 26, 2017. For the period from January 1, 2017 through April 26, 2017, Ms. Plouché received compensation in the amount of $87,500 from the VIP Trust and in total from the VIP Trust and the fund complex. Mr. Rayman L. Solomon retired as a Trustee of the VIP Trust, effective April 26, 2017. For the period from January 1, 2017 through April 26, 2017, Mr. Solomon received compensation in the amount of $85,000 from the VIP Trust and in total from the VIP Trust and the fund complex. A deferred compensation plan for the benefit of these (now former) Independent Trustees had been adopted by the VIP Trust. Under the deferred compensation plan, each Trustee could defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Messrs. Hamerling and Solomon had elected to participate in the VIP Trust’s deferred compensation plan. As of December 31, 2017, Mr. Hamerling had accrued $662,255 (including interest) as deferred compensation from the VIP Trust. Mr. Solomon had accrued $44,482 (including interest) as deferred compensation from the VIP Trust, which was disbursed to him on August 11, 2017. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

[2]

The Independent Trustees were elected to the VIP Board effective April 27, 2017 and therefore the compensation from the VIP Trust reported in the table reflects compensation received for the period of April 27, 2017 to December 31, 2017. The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2017.

[3]

For the period January 1, 2017 to April 26, 2017, Gloria D. Reeg received compensation in the amount of $104,000 from the EQ Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the EQ Board. For the period January 1, 2017 to February 26, 2017, Ms. Reeg received compensation in the amount of $333 from 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of 1290 Funds. For the period January 1, 2017 to April 26, 2017, Mark A. Barnard received compensation in the amount of $104,000 from the EQ Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the EQ Board. For the period January 1, 2017 to February 26, 2017, Mr. Barnard received compensation in the amount of $333 from 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of 1290 Funds. Ms. Reeg and Mr. Barnard were elected to the EQ Board effective April 27, 2017. Ms. Reeg and Mr. Barnard were elected to the Board of Trustees of 1290 Funds effective February 27, 2017.

[4]	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 121 portfolios of three (3) trusts in the fund complex.

Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Nominee in a Portfolio and in all series in the aggregate within the same fund family overseen and/or to be overseen by the Nominee, as of June 29, 2018.

The Nominees are not permitted to invest directly in shares issued by Portfolios of the EQ Trust or the VIP Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies; to The AXA Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the Portfolios indirectly through a Contract.

Name of Nominee	Dollar Range of Equity Securities in a Portfolio		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Nominee in Family of Investment Companies*
Interested Nominee
Steven M. Joenk	1290 VT GAMCO Small Company Value Portfolio	E	E
	AXA Moderate- Plus Allocation Portfolio	E
Independent Nominees
Mark A. Barnard	None		B
Thomas W. Brock	None		C
Michael B. Clement	None		A
Donald E. Foley	None		C
Christopher P. A. Komisarjevksy	None		C
H. Thomas McMeekin	None		C
Gloria D. Reeg	None		D
Gary S. Schpero	None		C
Kathleen Stephansen	None		A
Kenneth L. Walker	None		C
Caroline L. Williams	None		C

*	This column reflects information regarding ownership of equity securities issued by portfolios in the EQ Trust, the VIP Trust, and 1290 Funds.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

No Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in FMG LLC, any Sub-Adviser or distributor of a Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Officers of each Trust

The following table provides information regarding the officers of each Trust. Each officer was elected by the applicable Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the applicable Trust’s Board. The business address of each Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, President and Chief Executive Officer

Trustee from September

2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 30, 2017 (EQ Trust)

Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 30, 2017 (VIP Trust)

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President of FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to April 2017, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect, LLC; from July 2004 to present, Director, MONY Capital Management, Inc. and Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Patricia Louie, Esq. (1955)	Senior Vice President, Chief Legal Officer

Secretary from July 1999 to August 2018; Vice President from July 1999 to June 2016; Senior Vice President and Chief Legal Officer from June 2016 to present (EQ Trust)

Secretary from November 2001 to August 2018; Senior Vice President and Chief Legal Officer from November 2001 to present (VIP Trust)

From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present, Managing Director and Associate General Counsel of AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
William MacGregor (1975)	Senior Vice President and Secretary	From August 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President and Secretary of FMG LLC; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Director and Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer

Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present (EQ Trust)

From June 2010 to March 2017, Vice President and from March 2017 to present, Senior Vice President and Chief Investment Officer (VIP Trust)

From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Financial and AXA Equitable.
Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer

Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present (EQ Trust)

From June 2007 to March 2017, Vice President and from March 2017 to present, Vice President and Deputy Chief Investment Officer (VIP Trust)

From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Mary E. Cantwell (1961)	Vice President	From July 1999 to present (EQ Trust) From November 2001 to present (VIP Trust)	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga (1978)	Assistant Controller	From March 2009 to present (EQ Trust) From February 2009 to present (VIP Trust)	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli (1974)	Assistant Controller	From March 2009 to present (EQ Trust) From February 2009 to present (VIP Trust)	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. (1973)	Vice President and Assistant Secretary	From September 2015 to present (EQ Trust) From December 2015 to present (VIP Trust)	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Joseph J. Paolo (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer

Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to present (EQ Trust)

Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from December 2005 to present (VIP Trust)

From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Richard Guinnessey (1963)	Vice President	From March 2011 to present (EQ Trust) From March 2010 to present (VIP Trust)	From June 2012 to present, Vice President of FMG LLC; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu (1978)	Vice President	From June 2016 to present (EQ Trust) From March 8, 2017 to present (VIP Trust)	From June 2016 to present, Vice President of FMG LLC; from December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Xavier Poutas (1977)	Vice President	From June 2016 to present (EQ Trust) From March 8, 2017 to present (VIP Trust)	From May 2011 to present, Assistant Portfolio Manager of FMG LLC and from June 27, 2016 to present, Vice President of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Michal Levy (1979)	Vice President	From June 2017 to present	From December 2014 to present, member of the Board of Directors of FMG LLC; from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; and from June 2014 to March 2017, Vice President of FMG LLC; from October 2013 to present, Senior Director of AXA Equitable; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Carla Byer (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG, LLC. From April 2014 through August 2016, Senior Vice President Zealot Networks. From September 2008 through April 2012, Vice President of FMG, LLC.
Fernando Pinto (1983)	Vice President — Director of Risk	From February 18, 2018 to present	From May 2017 to present, Vice President of 1290 Asset Managers; from November 2016 to present, Director, Risk Management, AXA Equitable; from February 2015 to October 2016, Director, Operational Risk Management, AXA Equitable; from August 2005 to January 2015, Lead Manager, Internal Audit, AXA Equitable; and from June 2003 to July 2005, Audit Consultant, Aetna Inc.
Helen Lai (1973)	Assistant Vice President	From June 2016 to present (EQ Trust) From March 8, 2017 to present (VIP Trust)	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Faria Adam (1968)	Assistant Secretary	From June 2016 to present (EQ Trust) From March 8, 2017 to present (VIP Trust)	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to 2011, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Helen Espaillat (1963)	Assistant Secretary	From March 2009 to present (EQ Trust) From March 8, 2017 to present (VIP Trust)	From July 2004 to present, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo (1978)	Assistant Secretary	From June 2016 to present (EQ Trust) From March 2014 to present (VIP Trust)	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

*	The officers in the table above hold similar positions with another registered investment company in the fund complex. The registered investment companies in the fund complex include the VIP Trust, the EQ Trust, and 1290 Funds.
**	Each officer is elected on an annual basis.

Shareholder Communications

Each Board of Trustees has provided for a process by which Contractholders may send communications to the Board. If a Contractholder wishes to send a communication to a Board, or to a specified Trustee, the communication should be submitted in writing to William MacGregor, Secretary of the Trusts, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 5

For each Trust, the shareholders of all Portfolios of that Trust will vote collectively as a single class on Proposal 5. To be elected, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. The approval of one Nominee is not contingent on the approval of the other Nominees.

For each Trust, the current Trustees of that Trust recommend that shareholders of that Trust vote “FOR” each Nominee in Proposal 5.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as each Trust’s independent registered public accounting firm. Before PwC is engaged by a Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence. The table below sets forth the fees billed for services rendered by PwC to each Trust for the last two fiscal years.

EQ Trust	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Audit Fees[1]	$2,939,129	$2,760,870
Audit-Related Fees[2]	$211,979	$269,746
Tax Fees[3]	$1,104,339	$1,096,088
All Other Fees[4]	$359,283	$260,500
Non-Audit Fees[5]	$10,060,765	$10,921,793

VIP Trust	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017
Audit Fees[1]	$652,930	$492,531
Audit-Related Fees[2]	$50,206	$51,187
Tax Fees[3]	$324,620	$275,522
All Other Fees[4]	$0	$8,077
Non-Audit Fees[5]	$6,473,792	$7,361,907

[1]

Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.

[2]

Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of the Trust’s financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Portfolio. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[3]

Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[4]

Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC. None of these services provided by PwC were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[5]

Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Each Trust’s Audit Committee has adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant for the Trust. For each Trust, audit, audit-related and tax services provided to the Trust on an annual basis require pre-approval by the entire Audit Committee. In the event that the audit fees exceed the pre-approved estimated amount, a Trust’s Audit Committee’s delegate, consisting of the Trust’s Audit Committee chair, Chief Executive Officer, Chief Financial Officer and Independent Chair of the Board, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire Audit Committee. A Trust’s Audit Committee chair or the Independent Chair of the Board also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the Trust’s principal accountant for the Trust, provided that each such service is brought to the attention of the Trust’s Audit Committee prior to the completion of the audit of the Trust’s financial statements.

Each Trust’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to FMG LLC (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with FMG LLC that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit K shows the number of outstanding shares of each Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” each applicable Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the applicable Trust. To be effective, such revocation must be received by the applicable Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record

Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” each applicable Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known to a Board that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any Proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby cancelling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of a Portfolio will vote on the approval of Proposals 1.A.-1.C., 2.A., 3.A.-3.C., and 4.A., as applicable, with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of a Proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 1.A.-1.C., 2.A., 3.A.-3.C., and 4.A., “voting securities” refers to the shares of a Portfolio. With respect to Proposals 1.A.-1.C., 2.A., 3.A.-3.C., and 4.A., the presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio.

For each Trust, the shareholders of all Portfolios of that Trust will vote collectively as a single class on Proposal 5. To be elected as Trustees under Proposal 5, persons nominated as Trustees must receive a plurality of the votes cast, which means that the twelve (12) Nominees receiving the highest number of votes cast at the Meeting will be elected, even if they receive approval from less than a majority of the votes cast. With respect to Proposal 5, the presence, in person or by proxy, of at least one-third of the shares of a Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Trust. The approval of one Nominee is not contingent on the approval of the other Nominees.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions will have the same effect as a vote “against” Proposals 1.A.-1.C., 2.A., 3.A.-3.C., and 4.A. because each of these Proposals requires the affirmative vote of a specified majority of the applicable Portfolio’s outstanding voting securities. However, abstentions will not have an effect on Proposal 5, which requires a plurality of the votes cast.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

To each Trust’s knowledge, as of the Record Date, the current Trustees, the nominees, and the officers of that Trust owned, individually and as a group, less than 1% of the shares of that Trust and each of its Portfolios.

As of the record date, except as set forth in Exhibit L, to each Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of its Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of its Portfolios. AXA Equitable and certain of its affiliated companies may be deemed to be control persons of each Trust by virtue of their direct or indirect ownership of a substantial majority of each Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Trust or a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by each Trust primarily by distribution of this Notice and Joint Proxy Statement on or about September 27, 2018. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates, or a Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of printing and mailing the Joint Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by the Adviser and/or its affiliates.

The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $3.1 million for its proxy solicitation services, plus the costs of printing and reimbursement for certain other costs and out-of-pocket expenses incurred in connection with its services, all of which will be borne by the Adviser and/or its affiliates.

Adjournment or Postponement

If the quorum necessary to transact business with respect to a Trust or a Portfolio is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Joint Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

Each Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trusts are not aware of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

*    *    *    *    *

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

INDEX TO EXHIBITS TO JOINT PROXY STATEMENT

EXHIBIT A – NAMES AND ADDRESSES OF THE SUB-ADVISERS

AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105	J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036
Allianz Global Investors U.S. LLC Four Embarcadero Center San Francisco, CA 94111-4189	Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111
AXA Investment Managers, Inc. One Fawcett Place Greenwich, CT 06830	Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3973
AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563	MFS Investment Management 111 Huntington Ave. Boston, MA 02199
BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	Morgan Stanley Investment Management, Inc. 1221 Avenue of the Americas New York, NY 10020
BlackRock Investment Management, LLC PO Box 9011 Princeton, NJ 08543-9011	Northern Cross, LLC 125 Summer Street, Suite 1400 Boston, MA 02110
Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Flr. Dallas, TX 75201-2761	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008
Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660
ClearBridge Investments, LLC 620 Eighth Avenue New York, NY 10018	Palisade Capital Management, LLC One Bridge Plaza Fort Lee, NJ 07024
Diamond Hill Capital Management, Inc. 325 John H. McConnell Boulevard, Suite 200 Columbus, OH 43215	Polen Capital Management LLC 1825 NW Corporate Boulevard, Suite 300 Boca Raton, FL 33431
DoubleLine Capital LP 333 South Grand Avenue, 18th Flr. Los Angeles, CA 90071	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite, 1400 Los Angeles, CA 90025
DoubleLine Equity LP 505 North Brand Blvd., Suite 860 Glendale, CA 91023	QS Investors, LLC 880 Third Avenue, 7th Floor New York, NY 10022
The Dreyfus Corporation 200 Park Avenue New York, NY 10166	Scotia Institutional Asset Management US, Ltd. 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9
EARNEST Partners, LLC 1180 Peachtree Street, NE, Suite 2300 Atlanta, GA 30309	SSGA Funds Management, Inc. One Lincoln Street Boston, MA 02111

A-1

Federated Global Investment Management Corp. 101 Park Avenue, Suite 4100 New York, NY 10178	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Templeton Global Advisors Limited Lyford Cay Nassau, Bahamas
Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606
GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	Vaughan Nelson Investment Management, LP 600 Travis Street, Suite 6300 Houston, TX 77002
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Wellington Management Company LLP 75 State Street Boston, MA 02109
Horizon Asset Management LLC 470 Park Avenue South New York, NY 10016	Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105
HS Management Partners, LLC 640 Fifth Avenue New York, NY 10019	Wells Fargo Asset Management (International) LLC 30 Fenchurch Street London, England, United Kingdom EC3M 3BD
Invesco Advisers, Inc. 1555 Peachtree Street, NE Atlanta, GA 30309	Westfield Capital Management Company One Financial Center Boston, MA 02111
Janus Capital Management LLC 151 Detroit Street Denver, CO 80206

A-2

EXHIBIT B – SHAREHOLDER APPROVAL OF CURRENT ADVISORY AGREEMENTS

The date of each Current Advisory Agreement and the date on which it was last approved by shareholders are as follows:

Fund of Funds Current Advisory Agreement

EQ Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
AXA Aggressive Strategy Portfolio	April 12, 2012	April 12, 2012
AXA Balanced Strategy Portfolio	May 1, 2011	April 30, 2009
AXA Conservative Growth Strategy Portfolio	May 1, 2011	April 30, 2009
AXA Conservative Strategy Portfolio	May 1, 2011	April 30, 2009
AXA Growth Strategy Portfolio	May 1, 2011	April 30, 2009
AXA Moderate Growth Strategy Portfolio	May 1, 2011	April 30, 2009
AXA Ultra Conservative Strategy Portfolio	June 7, 2011	September 28, 2011
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	May 1, 2011	April 30, 2007

MONY Current Advisory Agreement

EQ Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
1290 VT Equity Income Portfolio	May 1, 2011	August 26, 2011
1290 VT GAMCO Mergers & Acquisitions Portfolio	May 1, 2011	August 26, 2011
1290 VT GAMCO Small Company Value Portfolio	May 1, 2011	August 26, 2011
All Asset Growth – Alt 20 Portfolio	May 1, 2011	June 4, 2004	†
AXA/Loomis Sayles Growth Portfolio	May 1, 2011	February 9, 2015
EQ/MFS International Growth Portfolio	May 1, 2011	September 26, 2008
EQ/PIMCO Ultra Short Bond Portfolio	May 1, 2011	August 26, 2011
EQ/T. Rowe Price Growth Stock Portfolio	May 1, 2011	December 1, 2011
EQ/UBS Growth and Income Portfolio	May 1, 2011	June 4, 2004	†

Master Current Advisory Agreement

EQ Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
1290 VT Convertible Securities Portfolio	October 21, 2013	October 28, 2013
1290 VT DoubleLine Dynamic Allocation Portfolio	April 26, 2017	August 29, 2012
1290 VT DoubleLine Opportunistic Bond Portfolio	April 30, 2015	May 1, 2015
1290 VT Energy Portfolio	October 21, 2013	October 28, 2013
1290 VT High Yield Bond Portfolio	February 8, 2013	February 8, 2013
1290 VT Low Volatility Global Equity Portfolio	October 21, 2013	October 28, 2013

*	Approved by initial sole shareholder, except as otherwise indicated.
†	Approved by shareholders in connection with a reorganization of the Portfolio.

EQ Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
1290 VT Micro Cap Portfolio	April 4, 2014	April 21, 2014
1290 VT Multi-Alternative Strategies Portfolio	November 1, 2017	November 13, 2017
1290 VT Natural Resources Portfolio	February 8, 2013	February 8, 2013
1290 VT Real Estate Portfolio	February 8, 2013	February 8, 2013
1290 VT Small Cap Value Portfolio	April 4, 2014	April 21, 2014
1290 VT SmartBeta Equity Portfolio	October 21, 2013	October 28, 2013
1290 VT Socially Responsible Portfolio	May 1, 2011	October 2, 2002
ATM International Managed Volatility Portfolio	May 1, 2011	August 26, 2011
ATM Large Cap Managed Volatility Portfolio	May 1, 2011	August 26, 2011
ATM Mid Cap Managed Volatility Portfolio	May 1, 2011	August 26, 2011
ATM Small Cap Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA 400 Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA 500 Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA 2000 Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA Global Equity Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA International Core Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA International Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA International Value Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA Large Cap Core Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA Large Cap Growth Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA Large Cap Value Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA Mid Cap Value Managed Volatility Portfolio	May 1, 2011	December 1, 2011
AXA/AB Dynamic Aggressive Growth Portfolio	November 1, 2017	November 13, 2017
AXA/AB Dynamic Growth Portfolio	April 30, 2015	April 30, 2015
AXA/AB Dynamic Moderate Growth Portfolio	May 1, 2011	February 18, 2011
AXA/AB Short Duration Government Bond Portfolio	May 1, 2011	May 21, 2013
AXA/AB Small Cap Growth Portfolio	May 1, 2011	August 26, 2011
AXA/ClearBridge Large Cap Growth Portfolio	May 1, 2011	August 29, 2012
AXA/Franklin Balanced Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA/Franklin Small Cap Value Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA/Goldman Sachs Strategic Allocation Portfolio	April 30, 2015	April 30, 2015
AXA/Invesco Strategic Allocation Portfolio	April 30, 2015	April 30, 2015
AXA/Janus Enterprise Portfolio	May 1, 2011	December 1, 2011
AXA/JPMorgan Strategic Allocation Portfolio	November 1, 2017	November 13, 2017

*	Approved by initial sole shareholder.

EQ Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
AXA/Legg Mason Strategic Allocation Portfolio	December 21, 2015	February 22, 2016
AXA/Morgan Stanley Small Cap Growth Portfolio	April 4, 2014	April 21, 2014
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA/Templeton Global Equity Managed Volatility Portfolio	May 1, 2011	August 26, 2011
EQ/BlackRock Basic Value Equity Portfolio	May 1, 2011	August 26, 2011
EQ/Capital Guardian Research Portfolio	May 1, 2011	October 31, 2013
EQ/Common Stock Index Portfolio	May 1, 2011	October 18, 1999
EQ/Core Bond Index Portfolio	May 1, 2011	August 26, 2011
EQ/Emerging Markets Equity PLUS Portfolio	February 8, 2013	February 8, 2013
EQ/Equity 500 Index Portfolio	May 1, 2011	August 26, 2011
EQ/Global Bond PLUS Portfolio	May 1, 2011	August 26, 2011
EQ/Intermediate Government Bond Portfolio	May 1, 2011	August 26, 2011
EQ/International Equity Index Portfolio	May 1, 2011	August 26, 2011
EQ/Invesco Comstock Portfolio	May 1, 2011	October 29, 2013
EQ/JPMorgan Value Opportunities Portfolio	May 1, 2011	December 1, 2011
EQ/Large Cap Growth Index Portfolio	May 1, 2011	August 26, 2011
EQ/Large Cap Value Index Portfolio	May 1, 2011	August 26, 2011
EQ/Mid Cap Index Portfolio	May 1, 2011	August 26, 2011
EQ/Money Market Portfolio	May 1, 2011	October 18, 1999
EQ/Oppenheimer Global Portfolio	May 1, 2011	August 31, 2006
EQ/PIMCO Global Real Return Portfolio	February 8, 2013	February 8, 2013
EQ/Quality Bond PLUS Portfolio	May 1, 2011	April 21, 2014
EQ/Small Company Index Portfolio	May 1, 2011	August 26, 2011
Multimanager Aggressive Equity Portfolio	June 1, 2014	May 1, 2014
Multimanager Core Bond Portfolio	June 1, 2014	May 1, 2014
Multimanager Mid Cap Growth Portfolio	June 1, 2014	May 1, 2014
Multimanager Mid Cap Value Portfolio	June 1, 2014	May 1, 2014
Multimanager Technology Portfolio	June 1, 2014	May 1, 2014

VIP Current Advisory Agreement

VIP Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
AXA Aggressive Allocation Portfolio	May 1, 2011	July 31, 2003
CharterSM Aggressive Growth Portfolio	October 21, 2013	October 30, 2013
CharterSM Conservative Portfolio	October 21, 2013	October 30, 2013
CharterSM Growth Portfolio	October 21, 2013	October 30, 2013
CharterSM Moderate Growth Portfolio	October 21, 2013	October 30, 2013

*	Approved by initial sole shareholder.

VIP Portfolio	Date of Current Advisory Agreement	Date Last Approved by Shareholders*
CharterSM Moderate Portfolio	October 21, 2013	October 30, 2013
CharterSM Multi-Sector Bond Portfolio	April 18, 2014	January 2, 1987
CharterSM Small Cap Growth Portfolio	April 18, 2014	December 1, 1998
CharterSM Small Cap Value Portfolio	April 18, 2014	January 1, 1998
AXA Conservative Allocation Portfolio	May 1, 2011	July 31, 2003
AXA Conservative-Plus Allocation Portfolio	May 1, 2011	July 31, 2003
AXA Moderate Allocation Portfolio	May 1, 2011	July 31, 2003
AXA Moderate-Plus Allocation Portfolio	May 1, 2011	July 31, 2003
Target 2015 Allocation Portfolio	May 1, 2011	August 31, 2006
Target 2025 Allocation Portfolio	May 1, 2011	August 31, 2006
Target 2035 Allocation Portfolio	May 1, 2011	August 31, 2006
Target 2045 Allocation Portfolio	May 1, 2011	August 31, 2006
Target 2055 Allocation Portfolio	December 10, 2014	May 1, 2015

*	Approved by initial sole shareholder.

EXHIBIT C – FORM OF EQ TRUST NEW ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of [DATE], 2018, between EQ Advisors Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Portfolios”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.    APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Portfolios, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Portfolio and will perform its duties hereunder for the Trust and each Portfolio in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Portfolio as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.    DUTIES OF THE ADVISER

A.    Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Portfolio’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Portfolio in the same manner and with the same force and effect as such Portfolio itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B.    Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Board regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Portfolios.

C.    Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D.    Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E.    Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Portfolio which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F.    Reports. The Adviser will:

(i)      Furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(ii)      Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii)    Apprise, on its own initiative, the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G.    Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H.    Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I.    Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Portfolios to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act.

The Adviser will have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; full discretion to select new or additional Sub-advisers for each Portfolio; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i)        Oversee the performance of delegated functions by each Sub-adviser, assess each Portfolio’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii)       Allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-advisers for such Portfolio and coordinate the activities of all Sub-advisers;

(iii)      Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-adviser;

(iv)      Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(v)       Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi)      Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii)     Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii)    Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J.    The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)    Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement; and

(iii)    Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K.    Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Adviser:

(i)     Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii)    Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.    Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i)      Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)     Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii)    Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)     Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)      Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)     Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii)    Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)      Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)       Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi)      Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)     Pricing. All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.    RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.    DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Portfolio, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. This Agreement will continue in effect for a two-year period, except that with respect to any new Portfolio, this Agreement will continue in effect for two years from the date such Portfolio is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Portfolio only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Portfolio if a majority of the outstanding voting securities of the shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.    NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.    FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.    GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC	EQ ADVISORS TRUST

By:	By:
Michal Levy Director, Senior Vice President and Chief Operating Officer	Brian Walsh Chief Financial Officer and Treasurer

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Portfolios

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Energy Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

1290 VT Socially Responsible Portfolio

All Asset Growth – Alt 20 Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

AXA 400 Managed Volatility Portfolio

AXA 500 Managed Volatility Portfolio

AXA 2000 Managed Volatility Portfolio

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Global Equity Managed Volatility Portfolio

AXA Growth Strategy Portfolio

AXA International Core Managed Volatility Portfolio

AXA International Managed Volatility Portfolio

AXA International Value Managed Volatility Portfolio

AXA Large Cap Core Managed Volatility Portfolio

AXA Large Cap Growth Managed Volatility Portfolio

AXA Large Cap Value Managed Volatility Portfolio

AXA Mid Cap Value Managed Volatility Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

AXA/AB Dynamic Aggressive Growth Portfolio

AXA/AB Dynamic Growth Portfolio

AXA/AB Dynamic Moderate Growth Portfolio

AXA/AB Short Duration Government Bond Portfolio

AXA/AB Small Cap Growth Portfolio

AXA/ClearBridge Large Cap Growth Portfolio

AXA/Franklin Balanced Managed Volatility Portfolio

AXA/Franklin Small Cap Value Managed Volatility Portfolio

AXA/Franklin Templeton Allocation Managed Volatility Portfolio

AXA/Goldman Sachs Strategic Allocation Portfolio

AXA/Invesco Strategic Allocation Portfolio

AXA/Janus Enterprise Portfolio

AXA/JPMorgan Strategic Allocation Portfolio

AXA/Legg Mason Strategic Allocation Portfolio

AXA/Loomis Sayles Growth Portfolio

AXA/Morgan Stanley Small Cap Growth Portfolio

AXA/Mutual Large Cap Equity Managed Volatility Portfolio

AXA/Templeton Global Equity Managed Volatility Portfolio

EQ/BlackRock Basic Value Equity Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Global Bond PLUS Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Equity Index Portfolio

EQ/Invesco Comstock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/MFS International Growth Portfolio

EQ/Mid Cap Index Portfolio

EQ/Money Market Portfolio

EQ/Oppenheimer Global Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/UBS Growth and Income Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Technology Portfolio

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

	(as a percentage of average daily net assets)
Index Portfolios	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Natural Resources	0.500%	0.450%	0.425%
1290 VT Real Estate	0.500%	0.450%	0.425%
1290 VT Socially Responsible	0.500%	0.450%	0.425%
EQ/Common Stock Index	0.350%	0.300%	0.275%
EQ/Core Bond Index	0.350%	0.300%	0.275%
EQ/Equity 500 Index	0.250%	0.200%	0.175%
EQ/Intermediate Government Bond	0.350%	0.300%	0.275%
EQ/International Equity Index	0.400%	0.350%	0.325%
EQ/Large Cap Growth Index	0.350%	0.300%	0.275%
EQ/Large Cap Value Index	0.350%	0.300%	0.275%
EQ/Mid Cap Index	0.350%	0.300%	0.275%
EQ/Small Company Index	0.250%	0.200%	0.175%

	(as a percentage of average daily net assets)
ETF Portfolios	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Energy	0.500%	0.450%	0.425%
1290 VT Low Volatility Global Equity	0.500%	0.450%	0.425%
1290 VT Multi-Alternative Strategies	0.500%	0.450%	0.425%

	(as a percentage of average daily net assets)
Money Market Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%

	(as a percentage of average daily net assets)
Equity Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA/Franklin Small Cap Value Managed Volatility	0.700%	0.650%	0.625%	0.600%	0.575%
1290 VT DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT GAMCO Mergers & Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
1290 VT GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
1290 VT SmartBeta Equity	0.700%	0.650%	0.625%	0.600%	0.575%
AXA Global Equity Managed Volatility	0.750%	0.700%	0.675%	0.650%	0.625%
AXA/AB Dynamic Growth	0.750%	0.700%	0.675%	0.650%	0.625%
AXA/AB Dynamic Moderate Growth	0.750%	0.700%	0.675%	0.650%	0.625%
AXA/AB Dynamic Aggressive Growth	0.750%	0.700%	0.675%	0.650%	0.625%
AXA/ClearBridge Large Cap Growth	0.650%	0.600%	0.575%	0.550%	0.525%
AXA/Franklin Balanced Managed Volatility	0.650%	0.600%	0.575%	0.550%	0.525%
AXA/Goldman Sachs Strategic Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Invesco Strategic Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Janus Enterprise	0.700%	0.650%	0.625%	0.600%	0.575%
AXA/JPMorgan Strategic Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Legg Mason Strategic Allocation	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Loomis Sayles Growth	0.750%	0.700%	0.675%	0.650%	0.625%
AXA/Mutual Large Cap Equity Managed Volatility	0.700%	0.650%	0.625%	0.600%	0.575%
AXA/Templeton Global Equity Managed Volatility	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Invesco Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%

	(as a percentage of average daily net assets)
Equity Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Oppenheimer Global*	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/UBS Growth & Income	0.750%	0.700%	0.675%	0.650%	0.625%

* Effective October 1, 2018

	(as a percentage of average daily net assets)
Pactive Equity Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
1290 VT Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/AB Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
AXA/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
Multimanager Aggressive Equity	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Pactive Volatility Managed Equity Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA International Core Managed Volatility	0.600%	0.575%	0.525%	0.500%	0.475%
AXA International Value Managed Volatility	0.600%	0.575%	0.525%	0.500%	0.475%
AXA Large Cap Core Managed Volatility	0.500%	0.475%	0.425%	0.400%	0.375%
AXA Large Cap Growth Managed Volatility	0.500%	0.475%	0.425%	0.400%	0.375%
AXA Large Cap Value Managed Volatility	0.500%	0.475%	0.425%	0.400%	0.375%
AXA Mid Cap Value Managed Volatility	0.550%	0.525%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Fixed Income Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
AXA/AB Short Duration Government Bond	0.450%	0.430%	0.410%	0.390%	0.380%
EQ/PIMCO Global Real Return	0.600%	0.575%	0.550%	0.530%	0.520%
1290 VT DoubleLine Opportunistic Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
Pactive Fixed Income Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT High Yield	0.600%	0.580%	0.560%	0.540%	0.530%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%	0.490%	0.480%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%	0.340%	0.330%
Multimanager Core Bond	0.550%	0.530%	0.510%	0.490%	0.480%

	(as a percentage of average daily net assets)
ATM Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.350%
ATM Large Cap Managed Volatility	0.450%	0.425%	0.400%	0.350%
ATM Mid Cap Managed Volatility	0.450%	0.425%	0.400%	0.350%
ATM Small Cap Managed Volatility	0.450%	0.425%	0.400%	0.350%
AXA 2000 Managed Volatility	0.450%	0.425%	0.400%	0.350%
AXA 400 Managed Volatility	0.450%	0.425%	0.400%	0.350%
AXA 500 Managed Volatility	0.450%	0.425%	0.400%	0.350%
AXA International Managed Volatility	0.450%	0.425%	0.400%	0.350%

All Asset Allocation Portfolios	(as a percentage of average daily net assets)
AXA/Franklin Templeton Allocation Managed Volatility	0.05%
All Asset Growth-Alt 20	0.100%

	(as a percentage of average daily net assets)
Strategic Allocation Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Aggressive Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Balanced Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Moderate Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%
AXA Ultra Conservative Strategy	0.1000%	0.0925%	0.0900%	0.0875%

EXHIBIT D – FORM OF VIP TRUST NEW ADVISORY AGREEMENT AND FEE SCHEDULES

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of [DATE], 2018, between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Portfolios”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.    APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Portfolios, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Portfolio and will perform its duties hereunder for the Trust and each Portfolio in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Portfolio as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.    DUTIES OF THE ADVISER

A.    Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Portfolio’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Portfolio in the same manner and with the same force and effect as such Portfolio itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B.    Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Board regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Portfolios.

C.    Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D.    Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E.    Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Portfolio which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F.    Reports. The Adviser will:

(i)      Furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(ii)     Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii)    Apprise, on its own initiative, the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G.    Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H.    Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I.    Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Portfolios to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act.

The Adviser will have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; full discretion to select new or additional Sub-advisers for each Portfolio; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i)        Oversee the performance of delegated functions by each Sub-adviser, assess each Portfolio’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii)       Allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-advisers for such Portfolio and coordinate the activities of all Sub-advisers;

(iii)      Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-adviser;

(iv)      Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(v)       Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi)      Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii)     Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii)    Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J.    The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)    Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement; and

(iii)    Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K.    Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Adviser:

(i)     Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii)    Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.    Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i)      Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)     Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii)    Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)      Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)      Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)      Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii)    Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)       Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)        Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi)      Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)     Pricing. All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.    RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.    DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Portfolio, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. This Agreement will continue in effect for a two-year period, except that with respect to any new Portfolio, this Agreement will continue in effect for two years from the date such Portfolio is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Portfolio only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Portfolio if a majority of the outstanding voting securities of the shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.    NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.    FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.    GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC		AXA PREMIER VIP TRUST

By:		By:
	Michal Levy Director, Senior Vice President and Chief Operating Officer		Brian Walsh Chief Financial Officer and Treasurer

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Portfolios

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Multi-Sector Bond Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

	(as a percentage of daily net assets)
Classic Allocation Portfolios	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA Aggressive Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Conservative-Plus Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Moderate Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%
AXA Moderate-Plus Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%

Charter Portfolios	(as a percentage of daily net assets)
CharterSM Aggressive Growth Portfolio	0.15%
CharterSM Conservative Portfolio	0.15%
CharterSM Growth Portfolio	0.15%
CharterSM Moderate Growth Portfolio	0.15%
CharterSM Moderate Portfolio	0.15%
CharterSM Multi-Sector Bond Portfolio	0.15%
CharterSM Small Cap Growth Portfolio	0.15%
CharterSM Small Cap Value Portfolio	0.15%

Target Date Portfolios	(as a percentage of daily net assets)
Target 2015 Allocation Portfolio	0.10%
Target 2025 Allocation Portfolio	0.10%
Target 2035 Allocation Portfolio	0.10%
Target 2045 Allocation Portfolio	0.10%
Target 2055 Allocation Portfolio	0.10%

EXHIBIT E – FEES PAID TO THE ADVISER BY THE PORTFOLIOS

Each Portfolio pays a fee to the Adviser for management services. The tables below show the annual rate of the management fees (as a percentage of a Portfolio’s average daily net assets) that the Adviser received during the fiscal year ended December 31, 2017, for managing each of the Portfolios and the rate of the management fees waived by the Adviser during the fiscal year ended December 31, 2017, in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as described below, between the Adviser and the Trusts with respect to certain of the Portfolios.

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ Portfolio	All Classes	Class IA	Class IB	Class K
1290 VT Convertible Securities Portfolio	0.70%	N/A	-0.54%	-0.53%
1290 VT DoubleLine Dynamic Allocation Portfolio	0.59%	N/A	-0.56%	-0.68%
1290 VT DoubleLine Opportunistic Bond Portfolio	0.60%	N/A	-0.02%	-0.02%
1290 VT Energy Portfolio	0.50%	N/A	-1.71%	-1.54%
1290 VT Equity Income Portfolio	0.75%	-0.13%	-0.13%	-0.13%
1290 VT GAMCO Mergers & Acquisitions Portfolio	0.90%	0.00%	0.00%	0.00%
1290 VT GAMCO Small Company Value Portfolio	0.71%	0.00%	0.00%	0.00%
1290 VT High Yield Bond Portfolio	0.60%	N/A	-0.03%	-0.03%
1290 VT Low Volatility Global Equity Portfolio	0.50%	N/A	-0.89%	-0.94%
1290 VT Micro Cap Portfolio	0.85%	N/A	-0.20%	-0.20%
1290 VT Multi-Alternative Strategies Portfolio	0.50%	N/A	-3.12%	-3.12%
1290 VT Natural Resources Portfolio	0.50%	N/A	-0.62%	-0.63%
1290 VT Real Estate Portfolio	0.50%	N/A	-0.41%	-0.42%
1290 VT Small Cap Value Portfolio	0.80%	N/A	-0.11%	-0.11%
1290 VT SmartBeta Equity Portfolio	0.70%	N/A	-0.56%	-0.54%
1290 VT Socially Responsible Portfolio	0.50%	0.00%	0.00%	0.00%
All Asset Growth – Alt 20 Portfolio	0.10%	-0.04%	-0.03%	-0.03%
ATM International Managed Volatility Portfolio	0.45%	N/A	N/A	0.00%
ATM Large Cap Managed Volatility Portfolio	0.44%	N/A	N/A	0.00%
ATM Mid Cap Managed Volatility Portfolio	0.45%	N/A	N/A	-0.04%
ATM Small Cap Managed Volatility Portfolio	0.45%	N/A	N/A	-0.01%
AXA 400 Managed Volatility Portfolio	0.45%	N/A	0.00%	0.00%
AXA 500 Managed Volatility Portfolio	0.43%	N/A	0.00%	0.00%
AXA 2000 Managed Volatility Portfolio	0.44%	N/A	0.00%	0.00%
AXA Aggressive Strategy Portfolio	0.10%	N/A	0.00%	N/A
AXA Balanced Strategy Portfolio	0.10%	0.00%	0.00%	N/A
AXA Conservative Growth Strategy Portfolio	0.10%	N/A	-0.02%	N/A
AXA Conservative Strategy Portfolio	0.10%	N/A	-0.06%	N/A
AXA Global Equity Managed Volatility Portfolio	0.72%	0.00%	0.00%	0.00%
AXA Growth Strategy Portfolio	0.10%	0.00%	0.00%	N/A
AXA International Core Managed Volatility Portfolio	0.60%	0.00%	0.00%	0.00%
AXA International Managed Volatility Portfolio	0.45%	N/A	0.00%	0.00%
AXA International Value Managed Volatility Portfolio	0.60%	0.00%	0.00%	0.00%
AXA Large Cap Core Managed Volatility Portfolio	0.48%	0.00%	0.00%	0.00%
AXA Large Cap Growth Managed Volatility Portfolio	0.46%	0.00%	0.00%	0.00%
AXA Large Cap Value Managed Volatility Portfolio	0.46%	0.00%	0.00%	0.00%
AXA Mid Cap Value Managed Volatility Portfolio	0.54%	0.00%	0.00%	0.00%
AXA Moderate Growth Strategy Portfolio	0.09%	N/A	0.00%	N/A
AXA Ultra Conservative Strategy Portfolio	0.10%	N/A	-0.08%	N/A
AXA/AB Dynamic Aggressive Growth Portfolio	0.75%	N/A	-1.91%	-1.91%
AXA/AB Dynamic Growth Portfolio	0.75%	N/A	0.00%	N/A

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
EQ Portfolio	All Classes	Class IA	Class IB	Class K
AXA/AB Dynamic Moderate Growth Portfolio	0.71%	N/A	0.00%	N/A
AXA/AB Short Duration Government Bond Portfolio	0.45%	N/A	0.00%	0.00%
AXA/AB Small Cap Growth Portfolio	0.54%	0.00%	0.00%	0.00%
AXA/ClearBridge Large Cap Growth Portfolio	0.65%	0.00%	0.00%	0.00%
AXA/Franklin Balanced Managed Volatility Portfolio	0.64%	0.00%	0.00%	0.00%
AXA/Franklin Small Cap Value Managed Volatility Portfolio	0.70%	-0.04%	-0.04%	-0.04%
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	0.05%	-0.03%	-0.03%	N/A
AXA/Goldman Sachs Strategic Allocation Portfolio	0.80%	N/A	-0.03%	N/A
AXA/Invesco Strategic Allocation Portfolio	0.80%	N/A	-0.03%	N/A
AXA/Janus Enterprise Portfolio	0.70%	0.00%	0.00%	0.00%
AXA/JPMorgan Strategic Allocation Portfolio	0.80%	N/A	-1.93%	-1.93%
AXA/Legg Mason Strategic Allocation Portfolio	0.80%	N/A	-0.15%	-0.15%
AXA/Loomis Sayles Growth Portfolio	0.75%	-0.08%	-0.08%	-0.08%
AXA/Morgan Stanley Small Cap Growth Portfolio	0.80%	N/A	-0.09%	-0.08%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	0.70%	-0.06%	-0.06%	-0.06%
AXA/Templeton Global Equity Managed Volatility Portfolio	0.70%	0.00%	0.00%	0.00%
EQ/BlackRock Basic Value Equity Portfolio	0.58%	0.00%	0.00%	0.00%
EQ/Capital Guardian Research Portfolio	0.65%	-0.07%	-0.07%	-0.07%
EQ/Common Stock Index Portfolio	0.33%	0.00%	0.00%	N/A
EQ/Core Bond Index Portfolio	0.32%	0.00%	0.00%	0.00%
EQ/Emerging Markets Equity PLUS Portfolio	0.70%	N/A	-0.19%	-0.20%
EQ/Equity 500 Index Portfolio	0.23%	0.00%	0.00%	0.00%
EQ/Global Bond PLUS Portfolio	0.55%	-0.05%	-0.05%	-0.05%
EQ/Intermediate Government Bond Portfolio	0.32%	0.00%	0.00%	0.00%
EQ/International Equity Index Portfolio	0.40%	0.00%	0.00%	0.00%
EQ/Invesco Comstock Portfolio	0.65%	-0.06%	-0.06%	-0.06%
EQ/JPMorgan Value Opportunities Portfolio	0.60%	0.00%	0.00%	0.00%
EQ/Large Cap Growth Index Portfolio	0.35%	0.00%	0.00%	0.00%
EQ/Large Cap Value Index Portfolio	0.35%	0.00%	0.00%	0.00%
EQ/MFS International Growth Portfolio	0.83%	-0.03%	-0.03%	-0.03%
EQ/Mid Cap Index Portfolio	0.35%	0.00%	0.00%	0.00%
EQ/Money Market Portfolio	0.34%	-0.25%	-0.25%	N/A
EQ/Oppenheimer Global Portfolio	0.95%	-0.17%	-0.17%	N/A
EQ/PIMCO Global Real Return Portfolio	0.60%	N/A	-0.23%	-0.22%
EQ/PIMCO Ultra Short Bond Portfolio	0.49%	-0.01%	-0.01%	-0.01%
EQ/Quality Bond PLUS Portfolio	0.40%	0.00%	0.00%	0.00%
EQ/Small Company Index Portfolio	0.25%	0.00%	0.00%	0.00%
EQ/T. Rowe Price Growth Stock Portfolio	0.74%	-0.09%	-0.09%	-0.09%
EQ/UBS Growth and Income Portfolio	0.75%	N/A	-0.13%	N/A
Multimanager Aggressive Equity Portfolio	0.58%	0.00%	0.00%	0.00%
Multimanager Core Bond Portfolio	0.55%	-0.10%	-0.10%	-0.10%
Multimanager Mid Cap Growth Portfolio	0.80%	-0.21%	-0.21%	-0.21%
Multimanager Mid Cap Value Portfolio	0.80%	-0.20%	-0.20%	-0.20%
Multimanager Technology Portfolio	0.95%	-0.11%	-0.11%	-0.10%

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
VIP Portfolio	All Classes	Class A	Class B	Class K
AXA Aggressive Allocation Portfolio	0.10%	0.00%	0.00%	0.00%
AXA Conservative Allocation Portfolio	0.10%	-0.06%	-0.06%	-0.06%
AXA Conservative-Plus Allocation Portfolio	0.10%	-0.01%	-0.01%	-0.01%

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
VIP Portfolio	All Classes	Class A	Class B	Class K
AXA Moderate Allocation Portfolio	0.10%	0.00%	0.00%	0.00%
AXA Moderate-Plus Allocation Portfolio	0.10%	0.00%	0.00%	0.00%
CharterSM Aggressive Growth Portfolio	0.15%	N/A	-3.58%	N/A
CharterSM Conservative Portfolio	0.15%	N/A	-0.67%	N/A
CharterSM Growth Portfolio	0.15%	N/A	-1.66%	N/A
CharterSM Moderate Growth Portfolio	0.15%	N/A	-0.84%	N/A
CharterSM Moderate Portfolio	0.15%	N/A	-0.81%	N/A
CharterSM Multi-Sector Bond Portfolio	0.15%	-0.07%	-0.07%	-0.07%
CharterSM Small Cap Growth Portfolio	0.15%	-0.08%	-0.08%	N/A
CharterSM Small Cap Value Portfolio	0.15%	-0.01%	-0.01%	N/A
Target 2015 Allocation Portfolio	0.10%	N/A	-0.19%	-0.19%
Target 2025 Allocation Portfolio	0.10%	N/A	-0.03%	-0.03%
Target 2035 Allocation Portfolio	0.10%	N/A	-0.04%	-0.04%
Target 2045 Allocation Portfolio	0.10%	N/A	-0.08%	-0.07%
Target 2055 Allocation Portfolio	0.10%	N/A	-0.84%	-0.83%

Expense Limitation Provisions/EQ Portfolios

In the interest of limiting through April 30, 2019 (unless the EQ Board consents to an earlier revision or termination of this arrangement) the expenses of each EQ Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the EQ Trust with respect to the EQ Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ Portfolios listed below so that the annual operating expenses of each EQ Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each EQ Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
EQ Portfolios	Class IA Shares	Class IB Shares	Class K Shares
1290 VT Convertible Securities Portfolio*	N/A	1.30%	1.05%
1290 VT DoubleLine Dynamic Allocation Portfolio*	N/A	1.25%	1.00%
1290 VT DoubleLine Opportunistic Bond Portfolio*	N/A	1.05%	0.80%
1290 VT Energy Portfolio*	N/A	0.90%	0.65%
1290 VT Equity Income Portfolio	1.00%	1.00%	0.75%
1290 VT GAMCO Small Company Value Portfolio	1.10%	1.10%	0.85%
1290 VT High Yield Bond Portfolio	N/A	1.05%	0.80%
1290 VT Low Volatility Global Equity Portfolio*	N/A	0.90%	0.65%
1290 VT Micro Cap Portfolio	N/A	1.15%	0.90%
1290 VT Multi-Alternative Strategies Portfolio*	N/A	1.65%	1.40%
1290 VT Natural Resources Portfolio	N/A	0.90%	0.65%
1290 VT Real Estate Portfolio	N/A	0.90%	0.65%
1290 VT Small Cap Value Portfolio	N/A	1.15%	0.90%
1290 VT SmartBeta Equity Portfolio	N/A	1.15%	0.90%
1290 VT Socially Responsible Portfolio	1.15%	1.15%	0.90%
All Asset Growth — Alt 20 Portfolio*	1.35%	1.35%	1.10%
ATM International Managed Volatility Portfolio	N/A	0.90%	0.65%
ATM Large Cap Managed Volatility Portfolio	0.85%	0.85%	0.60%
ATM Mid Cap Managed Volatility Portfolio	0.85%	0.85%	0.60%

	Total Expenses Limited to (% of average daily net assets)
EQ Portfolios	Class IA Shares	Class IB Shares	Class K Shares
ATM Small Cap Managed Volatility Portfolio	0.85%	0.85%	0.60%
AXA 400 Managed Volatility Portfolio	0.85%	0.85%	0.60%
AXA 500 Managed Volatility Portfolio	0.85%	0.85%	0.60%
AXA 2000 Managed Volatility Portfolio	0.85%	0.85%	0.60%
AXA Aggressive Strategy Portfolio*	N/A	1.15%	0.90%
AXA Balanced Strategy Portfolio*	1.05%	1.05%	0.80%
AXA Conservative Growth Strategy Portfolio*	1.00%	1.00%	0.75%
AXA Conservative Strategy Portfolio*	0.95%	0.95%	0.70%
AXA Global Equity Managed Volatility Portfolio	1.15%	1.15%	0.90%
AXA Growth Strategy Portfolio*	1.10%	1.10%	0.85%
AXA International Core Managed Volatility Portfolio	1.05%	1.05%	0.80%
AXA International Managed Volatility Portfolio	N/A	0.90%	0.65%
AXA International Value Managed Volatility Portfolio	1.05%	1.05%	0.80%
AXA Large Cap Core Managed Volatility Portfolio	0.90%	0.90%	0.65%
AXA Large Cap Growth Managed Volatility Portfolio	0.90%	0.90%	0.65%
AXA Large Cap Value Managed Volatility Portfolio	0.90%	0.90%	0.65%
AXA Mid Cap Value Managed Volatility Portfolio	1.00%	1.00%	0.75%
AXA Moderate Growth Strategy Portfolio*	1.10%	1.10%	0.85%
AXA Ultra Conservative Strategy Portfolio*	0.95%	0.95%	0.70%
AXA/AB Dynamic Aggressive Growth Portfolio*	N/A	1.20%	0.95%
AXA/AB Dynamic Growth Portfolio*	N/A	1.20%	0.95%
AXA/AB Dynamic Moderate Growth Portfolio*	1.20%	1.20%	0.95%
AXA/AB Short Duration Government Bond Portfolio	0.85%	0.85%	0.60%
AXA/AB Small Cap Growth Portfolio	1.00%	1.00%	0.75%
AXA/ClearBridge Large Cap Growth Portfolio	1.05%	1.05%	0.80%
AXA/Franklin Balanced Managed Volatility Portfolio	1.05%	1.05%	0.80%
AXA/Franklin Small Cap Value Managed Volatility Portfolio	1.10%	1.10%	0.85%
AXA/Franklin Templeton Allocation Managed Volatility Portfolio*	1.25%	1.25%	1.00%
AXA/Goldman Sachs Strategic Allocation Portfolio*	N/A	1.20%	0.95%
AXA/Invesco Strategic Allocation Portfolio*	N/A	1.20%	0.95%
AXA/Janus Enterprise Portfolio	1.10%	1.10%	0.85%
AXA/JPMorgan Strategic Allocation Portfolio*	N/A	1.20%	0.95%
AXA/Legg Mason Strategic Allocation Portfolio*	N/A	1.20%	0.95%
AXA/Loomis Sayles Growth Portfolio	1.05%	1.05%	0.80%
AXA/Morgan Stanley Small Cap Growth Portfolio	N/A	1.15%	0.90%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	1.05%	1.05%	0.80%
AXA/Templeton Global Equity Managed Volatility Portfolio	1.15%	1.15%	0.90%
EQ/BlackRock Basic Value Equity Portfolio	0.95%	0.95%	0.70%
EQ/Capital Guardian Research Portfolio	0.97%	0.97%	0.72%
EQ/Core Bond Index Portfolio	0.72%	0.72%	0.47%
EQ/Emerging Markets Equity PLUS Portfolio	N/A	1.20%	0.95%
EQ/Global Bond PLUS Portfolio	0.95%	0.95%	0.70%
EQ/Invesco Comstock Portfolio	1.00%	1.00%	0.75%
EQ/JPMorgan Value Opportunities Portfolio	1.00%	1.00%	0.75%
EQ/MFS International Growth Portfolio	1.20%	1.20%	0.95%
EQ/Oppenheimer Global Portfolio	1.20%	1.20%	0.95%
EQ/PIMCO Global Real Return Portfolio	N/A	1.00%	0.75%
EQ/PIMCO Ultra Short Bond Portfolio	0.85%	0.85%	0.60%
EQ/Quality Bond PLUS Portfolio	0.85%	0.85%	0.60%
EQ/T. Rowe Price Growth Stock Portfolio	1.00%	1.00%	0.75%
EQ/UBS Growth and Income Portfolio	1.05%	1.05%	0.80%
Multimanager Aggressive Equity Portfolio	1.00%	1.00%	0.75%
Multimanager Core Bond Portfolio	0.90%	0.90%	0.65%
Multimanager Mid Cap Growth Portfolio	1.10%	1.10%	0.85%
Multimanager Mid Cap Value Portfolio	1.10%	1.10%	0.85%
Multimanager Technology Portfolio	1.25%	1.25%	1.00%

*	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in fund operating expenses.

Voluntary* Expense Limitation Provisions/EQ Portfolios

Effective October 1, 2018, the Adviser has voluntarily agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the EQ Portfolios listed below so that the annual operating expenses of each EQ Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each EQ Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
EQ Portfolios	Class IA Shares	Class IB Shares	Class K Shares
1290 VT Convertible Securities Portfolio**	N/A	1.25%	1.00%
1290 VT DoubleLine Dynamic Allocation Portfolio**	N/A	1.20%	0.95%
1290 VT Equity Income Portfolio	0.95%	0.95%	0.70%
1290 VT High Yield Bond Portfolio	N/A	1.00%	0.75%
AXA Global Equity Managed Volatility Portfolio	1.10%	1.10%	0.85%
AXA Templeton Global Equity Managed Volatility Portfolio	1.10%	1.10%	0.85%
AXA/AB Short Duration Government Bond Portfolio	0.80%	0.80%	0.55%
AXA/Janus Enterprise Portfolio	1.05%	1.05%	0.80%
EQ/MFS International Growth Portfolio	1.15%	1.15%	0.90%
EQ/Oppenheimer Global Portfolio	1.15%	1.15%	0.90%
EQ/PIMCO Ultra Short Bond Portfolio	0.80%	0.80%	0.55%
Multimanager Technology Portfolio	1.20%	1.20%	0.95%

*	Voluntary waivers may be reduced or discontinued at any time without notice.
**	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

Expense Limitation Provisions/VIP Portfolios

In the interest of limiting through April 30, 2019 (unless the VIP Board consents to an earlier revision or termination of this arrangement) the expenses of each VIP Portfolio, the Adviser has entered into an expense limitation agreement with the VIP Trust with respect to the VIP Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses (including acquired fund fees and expenses) of each VIP Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each VIP Portfolio’s business) do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
VIP Portfolios	Class A	Class B	Class K
AXA Aggressive Allocation Portfolio	1.25%	1.25%	1.00%
AXA Conservative Allocation Portfolio	1.00%	1.00%	0.75%
AXA Conservative-Plus Allocation Portfolio	1.10%	1.10%	0.85%
AXA Moderate Allocation Portfolio	1.15%	1.15%	0.90%
AXA Moderate-Plus Allocation Portfolio	1.20%	1.20%	0.95%
CharterSM Conservative Portfolio	N/A	1.25%	N/A
CharterSM Moderate Portfolio	N/A	1.25%	N/A
CharterSM Moderate Growth Portfolio	N/A	1.35%	N/A
CharterSM Growth Portfolio	N/A	1.40%	N/A
CharterSM Aggressive Growth Portfolio	N/A	1.45%	N/A
CharterSM Small Cap Growth Portfolio	1.45%	1.45%	1.20%
CharterSM Small Cap Value Portfolio	1.45%	1.45%	1.20%
CharterSM Multi-Sector Bond Portfolio	1.10%	1.10%	0.85%

	Total Expenses Limited to (% of average daily net assets)
VIP Portfolios	Class A	Class B	Class K
Target 2015 Allocation Portfolio	1.10%	1.10%	0.85%
Target 2025 Allocation Portfolio	1.10%	1.10%	0.85%
Target 2035 Allocation Portfolio	N/A	1.10%	0.85%
Target 2045 Allocation Portfolio	N/A	1.10%	0.85%
Target 2055 Allocation Portfolio	N/A	1.10%	0.85%

The following tables show the amount of the investment management fee waived by the Adviser and the amount of the investment management fee paid by each Portfolio to the Adviser for the fiscal year ended December 31, 2017:

EQ Portfolios:

Portfolio	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
1290 VT Convertible Securities	$123,808	$93,726	$242	$29,840
1290 VT DoubleLine Dynamic Allocation	$287,716	$55,916	$212,182	$19,618
1290 VT DoubleLine Opportunistic Bond	$1,133,615	$21,155	$46,859	$1,065,601
1290 VT Energy	$26,078	$86,517	$81	$—
1290 VT Equity Income	$4,677,937	$810,278	$9,146	$3,858,513
1290 VT GAMCO Mergers & Acquisitions	$2,189,660	$—	$—	$2,189,660
1290 VT GAMCO Small Company Value	$22,895,657	$—	$—	$22,895,657
1290 VT High Yield Bond	$1,157,059	$31,526	$20,155	$1,105,378
1290 VT Low Volatility Global Equity	$47,402	$87,047	$76	$—
1290 VT Micro Cap	$1,134,124	$181,381	$90,025	$862,718
1290 VT Multi-Alternative Strategies*	$3,285	$52,782	$—	$—
1290 VT Natural Resources	$107,156	$133,966	$286	$—
1290 VT Real Estate	$145,936	$120,682	$378	$24,876
1290 VT SmartBeta Equity	$115,507	$70,803	$19,719	$24,985
1290 VT Small Cap Value	$2,085,261	$260,766	$13,800	$1,810,695
1290 VT Socially Responsible	$704,507	$—	$—	$704,507
All Asset Growth – Alt 20	$315,288	$12,920	$90,716	$211,652
ATM International Managed Volatility	$7,497,702	$—	$—	$7,497,702
ATM Large Cap Managed Volatility	$15,686,515	$—	$—	$15,686,515
ATM Mid Cap Managed Volatility	$902,779	$57,756	$27,481	$817,542
ATM Small Cap Managed Volatility	$4,352,431	$34,868	$28,031	$4,289,532
AXA 400 Managed Volatility	$3,230,417	$9,030	$6,244	$3,215,143
AXA 500 Managed Volatility	$35,763,188	$—	$—	$35,763,188
AXA 2000 Managed Volatility	$14,415,366	$—	$—	$14,415,366
AXA Aggressive Strategy	$3,064,082	$—	$—	$3,064,082
AXA Balanced Strategy	$3,960,394	$—	$—	$3,960,394
AXA Conservative Growth Strategy	$1,574,538	$267,883	$21,656	$1,285,000
AXA Conservative Strategy	$859,461	$435,173	$12,449	$411,839
AXA Global Equity Managed Volatility	$16,315,734	$—	$80,857	$16,234,877
AXA Growth Strategy	$4,614,362	$—	$—	$4,614,362
AXA International Core Managed Volatility	$10,028,174	$—	$—	$10,028,174
AXA International Managed Volatility	$9,786,793	$—	$—	$9,786,793
AXA International Value Managed Volatility	$6,016,349	$—	$—	$6,016,349
AXA Large Cap Core Managed Volatility	$12,726,162	$—	$—	$12,726,162
AXA Large Cap Growth Managed Volatility	$22,338,597	$—	$—	$22,338,597
AXA Large Cap Value Managed Volatility	$22,766,072	$—	$—	$22,766,072
AXA Mid Cap Value Managed Volatility	$11,576,442	$—	$—	$11,576,442
AXA Moderate Growth Strategy	$6,831,730	$—	$—	$6,831,730
AXA Ultra Conservative Strategy	$164,569	$130,957	$2,901	$30,710
AXA/AB Dynamic Aggressive Growth*	$10,030	$67,811	$—	$—
AXA/AB Dynamic Growth	$3,219,949	$—	$2,477	$3,217,472

Portfolio	Management Fee	Amount Of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
AXA/AB Dynamic Moderate Growth	$18,978,255	$—	$—	$18,978,255
AXA/AB Short Duration Government Bond	$6,864,770	$—	$—	$6,864,770
AXA/AB Small Cap Growth	$10,469,097	$—	$—	$10,469,097
AXA/ClearBridge Large Cap Growth	$2,275,338	$—	$—	$2,275,338
AXA/Franklin Balanced Managed Volatility	$8,195,964	$—	$—	$8,195,964
AXA/Franklin Small Cap Value Managed Volatility	$2,092,814	$93,460	$39,476	$1,959,878
AXA/Franklin Templeton Allocation Managed Volatility	$629,692	$264,251	$132,428	$233,013
AXA/Goldman Sachs Strategic Allocation	$2,964,530	$—	$46,006	$2,918,524
AXA/Invesco Strategic Allocation	$1,563,844	$10,699	$38,581	$1,514,564
AXA/Janus Enterprise	$6,032,251	$—	$—	$6,032,251
AXA/JPMorgan Strategic Allocation*	$10,638	$67,982	$—	$—
AXA/Legg Mason Strategic Allocation	$760,719	$74,701	$61,397	$624,621
AXA/Loomis Sayles Growth	$4,690,684	$329,848	$149,908	$4,210,928
AXA/Morgan Stanley Small Cap Growth	$2,189,912	$163,305	$68,693	$1,957,914
AXA/Mutual Large Cap Equity Managed Volatility	$4,378,655	$264,323	$138,312	$3,976,020
AXA/Templeton Global Equity Managed Volatility	$5,715,974	$—	$—	$5,715,974
EQ/BlackRock Basic Value Equity	$10,275,467	$—	$16,443	$10,259,024
EQ/Capital Guardian Research	$2,527,788	$250,271	$5,099	$2,272,417
EQ/Common Stock Index	$18,745,063	$—	$—	$18,745,063
EQ/Core Bond Index	$26,635,947	$—	$—	$26,635,947
EQ/Emerging Markets Equity PLUS	$360,120	$64,536	$36,345	$259,239
EQ/Equity 500 Index	$12,038,195	$—	$—	$12,038,195
EQ/Global Bond PLUS	$1,669,610	$107,172	$56,661	$1,505,777
EQ/Intermediate Government Bond	$26,129,996	$—	$—	$26,129,996
EQ/International Equity Index	$7,098,178	$—	$—	$7,098,178
EQ/Invesco Comstock	$1,431,178	$128,927	$3,054	$1,299,197
EQ/JPMorgan Value Opportunities	$3,694,018	$—	$—	$3,694,018
EQ/Large Cap Growth Index	$4,567,775	$—	$—	$4,567,775
EQ/Large Cap Value Index	$2,270,228	$—	$—	$2,270,228
EQ/MFS International Growth	$12,013,383	$240,200	$140,990	$11,632,193
EQ/Mid Cap Index	$6,681,933	$—	$—	$6,681,933
EQ/Money Market	$4,280,660	$—	$—	$4,280,660
EQ/Oppenheimer Global	$2,208,230	$278,509	$120,043	$1,809,678
EQ/PIMCO Global Real Return	$468,320	$132,894	$43,658	$291,768
EQ/PIMCO Ultra Short Bond	$6,839,234	$171,630	$19,539	$6,648,065
EQ/Quality Bond PLUS	$6,340,575	$—	$—	$6,340,575
EQ/Small Company Index	$2,817,746	$—	$—	$2,817,746
EQ/T.Rowe Price Growth Stock	$8,874,144	$257,456	$744,298	$7,872,390
EQ/UBS Growth and Income	$795,271	$136,721	$1,368	$657,182
Multimanager Aggressive Equity	$6,356,784	$—	$—	$6,356,784
Multimanager Core Bond	$4,065,364	$507,416	$235,816	$3,322,132
Multimanager Mid Cap Growth	$1,410,572	$242,200	$133,082	$1,035,290
Multimanager Mid Cap Value	$1,566,554	$265,851	$130,449	$1,170,254
Multimanager Technology	$9,109,600	$1,000,930	$12,382	$8,096,288

*	No management fees were paid by the 1290 VT Multi-Alternative Strategies Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio and AXA/JPMorgan Strategic Allocation Portfolio prior to November 13, 2017.

VIP Portfolios:

Portfolios:	Management Fee	Amount of Fees Waived And Other Expenses Assumed by Adviser Pursuant to Expense Limitation Arrangement	Voluntary Fee Waiver	Management Fee Paid to Adviser After Fee Waiver
Aggressive Allocation Portfolio	$3,380,745	$—	$—	$3,380,745
Charter Aggressive Growth Portfolio	$8,771	$209,172	$474	$—
Charter Conservative Portfolio	$43,806	$194,144	$408	$—
Charter Growth Portfolio	$18,584	$205,443	$174	$—
Charter Moderate Growth Portfolio	$34,575	$194,355	$312	$—
Charter Moderate Portfolio	$43,398	$218,397	$15,000	$—
Charter Multi-Sector Bond Portfolio	$297,345	$148,023	$2,807	$146,515
Charter Small Cap Growth Portfolio	$135,463	$73,443	$1,205	$60,815
Charter Small Cap Value Portfolio	$253,494	$16,905	$2,161	$234,428
Conservative Allocation Portfolio	$1,263,057	$742,021	$18,370	$502,666
Conservative-Plus Allocation Portfolio	$1,397,419	$26,668	$17,542	$1,353,209
Moderate Allocation Portfolio	$7,895,948	$—	$—	$7,895,948
Moderate-Plus Allocation Portfolio	$9,304,527	$—	$—	$9,304,527
Target Allocation 2015 Portfolio	$59,686	$74,592	$34,944	$—
Target Allocation 2025 Portfolio	$154,433	$34,118	$17,861	$102,454
Target Allocation 2035 Portfolio	$116,376	$32,508	$16,855	$67,013
Target Allocation 2045 Portfolio	$88,049	$42,811	$21,651	$23,587
Target Allocation 2055 Portfolio	$12,643	$76,653	$28,758	$—

EXHIBIT F – ADDITIONAL FEE INFORMATION

The administration fees paid by the EQ Portfolios to FMG LLC and the 12b-1 fees paid by the Class IA and Class IB shares of the EQ Portfolios to AXA Distributors during the fiscal year ended December 31, 2017, were as follows:

EQ Portfolio	Administration Fee† Paid to FMG LLC	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
1290 VT Convertible Securities	$32,510	—	$16,247	$16,247
1290 VT DoubleLine Dynamic Allocation	$53,047	—	$100,851	$100,851
1290 VT DoubleLine Opportunistic Bond	$185,364	—	$50,873	$50,873
1290 VT Energy	$30,010	—	$9,154	$9,154
1290 VT Equity Income	$612,329	$102,559	$413,991	$516,550
1290 VT GAMCO Mergers & Acquisitions	$238,852	$37,178	$518,752	$555,930
1290 VT GAMCO Small Company Value	$3,184,240	$610,364	$6,013,110	$6,623,473
1290 VT High Yield Bond	$237,580	—	$57,548	$57,548
1290 VT Low Volatility Global Equity	$30,000	—	$7,817	$7,817
1290 VT Micro Cap	$164,356	—	$284	$284
1290 VT Multi-Alternative Strategies*	$3,946	—	$33	$33
1290 VT Natural Resources	$30,024	—	$14,004	$14,004
1290 VT Real Estate	$30,012	—	$31,923	$31,923
1290 VT SmartBeta Equity	$30,015	—	$22,148	$22,148
1290 VT Small Cap Value	$320,658	—	$3,140	$3,140
1290 VT Socially Responsible	$138,314	$9,362	$342,892	$352,253
All Asset Growth — Alt 20	$438,347	$65,358	$717,216	$782,574
ATM International Managed Volatility	$2,052,798	—	—	—
ATM Large Cap Managed Volatility	$4,388,054	—	—	—
ATM Mid Cap Managed Volatility	$247,226	—	—	—
ATM Small Cap Managed Volatility	$1,191,733	—	—	—
AXA 400 Managed Volatility	$884,688	—	$1,101,980	$1,101,980
AXA 500 Managed Volatility	$10,312,200	—	$530,283	$530,283
AXA 2000 Managed Volatility	$4,022,101	—	$1,554,668	$1,554,668
AXA Aggressive Strategy	$4,380,052	—	$7,875,983	$7,875,983
AXA Balanced Strategy	$4,930,065	$477	$8,861,395	$8,861,872
AXA Conservative Growth Strategy	$2,189,991	—	$3,936,375	$3,936,375
AXA Conservative Strategy	$1,195,683	—	$2,148,668	$2,148,668
AXA Global Equity Managed Volatility	$2,795,305	$101,866	$3,715,011	$3,816,877
AXA Growth Strategy	$6,711,540	$3,626	$12,062,372	$12,065,998
AXA International Core Managed Volatility	$2,071,728	$54,133	$3,031,612	$3,085,745
AXA International Managed Volatility	$2,690,433	—	$318,219	$318,219
AXA International Value Managed Volatility	$1,235,836	$53,542	$1,864,852	$1,918,394
AXA Large Cap Core Managed Volatility	$3,249,098	$11,369	$4,261,701	$4,273,070
AXA Large Cap Growth Managed Volatility	$6,018,040	$129,959	$10,348,379	$10,478,338
AXA Large Cap Value Managed Volatility	$6,142,507	$2,695,897	$7,962,228	$10,658,126
AXA Mid Cap Value Managed Volatility	$2,629,832	$579,048	$4,708,923	$5,287,971
AXA Moderate Growth Strategy	$10,093,641	—	$18,143,836	$18,143,836
AXA Ultra Conservative Strategy	$229,090	—	$411,424	$411,424
AXA/AB Dynamic Aggressive Growth*	$4,277	—	$33	$33
AXA/AB Dynamic Growth	$525,202	—	$1,066,605	$1,066,605
AXA/AB Dynamic Moderate Growth	$3,281,335	—	$6,658,598	$6,658,598
AXA/AB Short Duration Government Bond	$1,508,878	—	$1,412,707	$1,412,707
AXA/AB Small Cap Growth	$2,382,932	$1,236,206	$1,790,321	$3,026,527

EQ Portfolio	Administration Fee† Paid to FMG LLC	Class IA Distribution Fee Paid to AXA Distributors	Class IB Distribution Fee Paid to AXA Distributors	Total Distribution Fees
AXA/ClearBridge Large Cap Growth	$343,634	$32,753	$824,261	$857,013
AXA/Franklin Balanced Managed Volatility	$1,580,506	$12,019	$2,163,301	$2,175,321
AXA/Franklin Small Cap Value Managed Volatility	$368,444	$8,745	$399,087	$407,832
AXA/Franklin Templeton Allocation Managed Volatility	$1,751,636	$18,812	$3,129,557	$3,148,369
AXA/Goldman Sachs Strategic Allocation	$456,169	—	$926,414	$926,414
AXA/Invesco Strategic Allocation	$240,685	—	$488,700	$488,700
AXA/Janus Enterprise	$845,895	$178,186	$1,886,447	$2,064,633
AXA/JPMorgan Strategic Allocation*	$4,276	—	$33	$33
AXA/Legg Mason Strategic Allocation	$116,992	—	$212,899	$212,899
AXA/Loomis Sayles Growth	$613,887	$142,668	$599,752	$742,419
AXA/Morgan Stanley Small Cap Growth	$337,235	—	$280	$280
AXA/Mutual Large Cap Equity Managed Volatility	$770,798	$6,906	$512,255	$519,161
AXA/Templeton Global Equity Managed Volatility	$1,006,050	$7,782	$879,104	$886,886
EQ/BlackRock Basic Value Equity	$1,744,652	$409,903	$2,480,302	$2,890,205
EQ/Capital Guardian Research	$381,743	$109,093	$853,757	$962,851
EQ/Common Stock Index	$5,571,486	$10,515,839	$3,673,157	$14,188,996
EQ/Core Bond Index	$8,139,931	$196,881	$4,959,875	$5,156,756
EQ/Emerging Markets Equity PLUS	$63,353	—	$38,580	$38,580
EQ/Equity 500 Index	$5,114,700	$4,712,062	$7,533,914	$12,245,976
EQ/Global Bond PLUS	$374,096	$36,505	$180,391	$216,896
EQ/Intermediate Government Bond	$7,973,557	$362,448	$939,750	$1,302,199
EQ/International Equity Index	$1,741,944	$1,640,646	$2,148,416	$3,789,062
EQ/Invesco Comstock	$216,143	$109,225	$368,029	$477,254
EQ/JPMorgan Value Opportunities	$604,353	$48,766	$436,279	$485,045
EQ/Large Cap Growth Index	$1,281,071	$153,323	$2,867,761	$3,021,084
EQ/Large Cap Value Index	$636,757	$153,795	$1,467,506	$1,621,301
EQ/MFS International Growth	$1,412,667	$78,985	$564,563	$643,548
EQ/Mid Cap Index	$1,874,343	$282,432	$4,408,160	$4,690,591
EQ/Money Market**	$1,236,697	—	—	—
EQ/Oppenheimer Global	$228,138	$162,098	$419,014	$581,112
EQ/PIMCO Global Real Return	$76,616	—	$122,743	$122,743
EQ/PIMCO Ultra Short Bond	$1,374,748	$110,511	$310,936	$421,448
EQ/Quality Bond PLUS	$1,965,435	$324,082	$2,763,832	$3,087,914
EQ/Small Company Index	$1,106,425	$279,157	$2,403,179	$2,682,336
EQ/T.Rowe Price Growth Stock	$1,174,219	$370,471	$2,002,213	$2,372,685
EQ/UBS Growth and Income	$104,088	—	$265,090	$265,090
Multimanager Aggressive Equity	$1,353,392	$2,527,466	$204,660	$2,732,126
Multimanager Core Bond	$910,602	$84,171	$700,883	$785,054
Multimanager Mid Cap Growth	$217,226	$34,167	$285,190	$319,357
Multimanager Mid Cap Value	$241,356	$29,883	$261,817	$291,700
Multimanager Technology	$1,181,940	$49,510	$2,324,821	$2,374,331

†	The Portfolios’ administrative fee structure was changed on September 1, 2017.
*	No administrative or distribution fees were paid by 1290 VT Multi-Alternative Strategies Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio or AXA/JPMorgan Strategic Allocation Portfolio prior to November 13, 2017.
**	For the year ended December 31, 2017, AXA Distributors waived $3,149,211 in fees.

The administration fees paid by the VIP Portfolios to FMG LLC and the 12b-1 fees paid by the Class A and Class B shares of the VIP Portfolios to AXA Distributors during the fiscal year ended December 31, 2017, were as follows:

VIP Portfolio	Administration Fee† Paid to FMG LLC	Class A Distribution Fee Paid to AXA Distributors	Class B Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Aggressive Allocation Portfolio	$4,754,460	$201,206	$8,259,144	$8,460,350
Charter Aggressive Growth Portfolio	$32,503	—	$14,618	$14,618
Charter Conservative Portfolio	$40,615	—	$73,010	$73,010
Charter Growth Portfolio	$32,515	—	$30,974	$30,974
Charter Moderate Growth Portfolio	$32,500	—	$57,625	$57,625
Charter Moderate Portfolio	$40,214	—	$72,329	$72,329
Charter Multi-Sector Bond Portfolio	$275,753	$328,188	$125,883	$454,071
Charter Small Cap Growth Portfolio	$125,585	$1,616	$224,154	$225,770
Charter Small Cap Value Portfolio	$235,082	$34,857	$387,631	$422,488
Conservative Allocation Portfolio	$1,757,182	$59,213	$3,081,643	$3,140,856
Conservative-Plus Allocation Portfolio	$1,943,856	$44,508	$3,354,746	$3,399,254
Moderate Allocation Portfolio	$11,218,365	$5,245,207	$14,166,825	$19,412,032
Moderate-Plus Allocation Portfolio	$13,257,267	$558,400	$23,077,317	$23,635,717
Target Allocation 2015 Portfolio	$83,020	—	$71,527	$71,527
Target Allocation 2025 Portfolio	$214,730	—	$229,185	$229,185
Target Allocation 2035 Portfolio	$161,811	—	$206,769	$206,769
Target Allocation 2045 Portfolio	$122,420	—	$180,545	$180,545
Target Allocation 2055 Portfolio	$32,536	—	$15,899	$15,899

†	The Portfolios’ administrative fee structure was changed on September 1, 2017.

For the fiscal year ended December 31, 2017, the following EQ Portfolios paid the amounts indicated to affiliated broker-dealers of FMG LLC and/or a sub-adviser:

EQ Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions
1290 VT GAMCO Mergers & Acquisitions	G. Research	$153,365	73.12%
1290 VT GAMCO Small Company Value	G. Research	$426,232	83.39%
AXA Franklin Small Cap Value Managed Volatility	Sanford C. Bernstein & Co., Inc.	$1,517	2.19%
AXA Global Equity Managed Volatility	Morgan Stanley & Co., Inc.	$15,972	2.77%
	Sanford C. Bernstein & Co., LLC	$2,926	0.51%
AXA International Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$4,267	4.28%
AXA Large Cap Core Managed Volatility	Sanford C. Bernstein & Co., LLC	$19,804	5.27%
AXA Large Cap Growth Managed Volatility	Sanford C. Bernstein & Co., LLC	$36,985	8.27%
AXA Mid Cap Value Managed Volatility	Sanford C. Bernstein & Co., LLC	$3,616	1.44%
AXA/Mutual Large Cap Equity Managed Volatility	Sanford C. Bernstein & Co., LLC	$3,318	6.57%
AXA/ClearBridge Large Cap Growth	Sanford C. Bernstein & Co., LLC	$865	1.72%
AXA/Loomis Sayles Growth	Sanford C. Bernstein & Co., LLC	$120	0.18%
AXA/Morgan Stanley Small Cap Growth	Sanford C. Bernstein & Co., LLC	$5,396	3.16%
	Bank of America Corp – BIDS	$1,234	0.72%

EQ Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions
EQ/Invesco Comstock	Invesco Capital Markets Inc.	$3,510	4.80%
	Sanford C. Bernstein & Co., LLC	$4,944	6.76%
EQ/Oppenheimer Global	Sanford C. Bernstein & Co., LLC	$1,894	4.49%
EQ/T. Rowe Price Growth Stock	Sanford C. Bernstein & Co., LLC	$11,036	3.65%
EQ/UBS Growth and Income	UBS AG	$13,536	17.17%
Multimanager Aggressive Equity	Sanford C. Bernstein & Co., LLC	$2,503	0.64%
Multimanager Mid Cap Growth	Sanford C. Bernstein & Co., LLC	$141	0.21%
Multimanager Mid Cap Value	Sanford C. Bernstein & Co., LLC	$2,533	6.60%
Multimanager Technology	Sanford C. Bernstein & Co., LLC	$659	0.13%

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Sub-Adviser(s), investment strategy changes, the appointment of a new or additional Sub-Advisers, changes in transaction costs and market conditions

For the fiscal year ended December 31, 2017, none of the VIP Portfolios paid amounts to affiliated broker-dealers of FMG LLC or AXA Distributors.

EXHIBIT G – SHAREHOLDER APPROVAL OF CURRENT SUB-ADVISORY AGREEMENTS

The date of each Current Sub-Advisory Agreement and the date it was last approved by shareholders are as follows:

AllianceBernstein

EQ Portfolio	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders*
1290 VT Natural Resources Portfolio	December 4, 2012	February 8, 2013
1290 VT Real Estate Portfolio	December 4, 2012	February 8, 2013
ATM International Managed Volatility Portfolio	May 1, 2011	August 26, 2011
ATM Large Cap Managed Volatility Portfolio	May 1, 2011	August 26, 2011
ATM Mid Cap Managed Volatility Portfolio	May 1, 2011	August 26, 2011
ATM Small Cap Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA 2000 Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA 400 Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA 500 Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA International Managed Volatility Portfolio	May 1, 2011	October 29, 2009
AXA Large Cap Value Managed Volatility Portfolio	May 1, 2011	August 26, 2011
AXA/AB Dynamic Aggressive Growth Portfolio	November 1, 2017	November 13, 2017
AXA/AB Dynamic Growth Portfolio	April 30, 2015	April 30, 2015
AXA/AB Dynamic Moderate Growth Portfolio	May 1, 2011	February 18, 2011
AXA/AB Short Duration Government Bond Portfolio	May 1, 2011	May 21, 2013
AXA/AB Small Cap Growth Portfolio	May 1, 2011	August 26, 2011
EQ/Common Stock Index Portfolio	May 1, 2011	October 18, 1999
EQ/Emerging Markets Equity PLUS Portfolio	December 4, 2012	February 8, 2013
EQ/Equity 500 Index Portfolio	May 1, 2011	August 26, 2011
EQ/International Equity Index Portfolio	May 1, 2011	August 26, 2011
EQ/Large Cap Growth Index Portfolio	May 1, 2011	August 26, 2011
EQ/Quality Bond PLUS Portfolio	May 1, 2011	April 21, 2014
EQ/Small Company Index Portfolio	May 1, 2011	April 29, 2003	†
Multimanager Aggressive Equity Portfolio	June 1, 2014	May 1, 2014
Multimanager Mid Cap Growth Portfolio	June 1, 2014	May 1, 2014

AXA IM

EQ Portfolio	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders*
1290 VT High Yield Bond Portfolio	February 8, 2013	February 8, 2013

AXA Rosenberg

EQ Portfolio	Date of Current Sub-Advisory Agreement	Date Last Approved by Shareholders*
1290 VT SmartBeta Equity Portfolio	October 21, 2013	October 28, 2013

*	Approved by initial sole shareholder, except as otherwise indicated.
†	Approved by shareholders in connection with appointment of AllianceBernstein as new sub-adviser for the Portfolio.

G-1

EXHIBIT H – FORM OF NEW SUB-ADVISORY AGREEMENTS AND FEE SCHEDULES

INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT, dated as of [DATE], 2018, by and between AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”), and [SUB-ADVISER NAME], a [limited partnership organized in the State of Delaware] (“Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with EQ Advisors Trust (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is responsible for, among other things, providing a continuous investment program for the portfolios of the Trust, monitoring the implementation of each portfolio’s investment program, assessing each portfolio’s investment objectives and policies, composition, investment style and investment process, effecting transactions for each portfolio and selecting brokers or dealers to execute such transactions for each portfolio, developing and evaluating strategic initiatives with respect to the portfolios, making recommendations to the Board regarding the investment programs of the portfolios, including any changes to portfolio investment objectives and policies, coordinating and/or implement strategic initiatives approved by the Trust’s Board of Trustees (“Trust Board”), and preparing and providing reports to the Trust Board on the impact of such strategic initiatives on the portfolios;

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (“Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986 and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser has the authority under the Advisory Agreement to select and contract with one or more sub-advisers to sub-advise the portfolios of the Trust and the Adviser desires to retain the Sub-Adviser to render investment sub-advisory and certain other services to the portfolio(s) (or an allocated portion thereof) of the Trust specified in Appendix A hereto, as amended from time to time (“Portfolio(s)”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Trust Board has approved the selection of the Sub-Adviser as a sub-adviser to the Portfolio(s);

WHEREAS, the Sub-Adviser is willing to furnish such services to the Portfolio(s); and

WHEREAS, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the performance of delegated functions by each sub-adviser; (2) assessing each portfolio’s investment focus and furnishing the Trust Board with periodic reports concerning the performance of delegated responsibilities by the sub-adviser; (3) allocating and reallocating the assets of a portfolio, or a portion thereof, managed by one or more sub-advisers for such portfolio and coordinating the activities of all sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program established by the Adviser with respect to each portfolio (or portions thereof) under the management of such sub-adviser; (5) causing the appropriate sub-adviser(s) to furnish to the Trust Board such information and reports as the Trust Board may reasonably request; and (6) compensating the sub-adviser in the manner specified by the sub-advisory agreement;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.    APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio(s), subject to the supervision and oversight of the Adviser and the Trust Board, and in accordance with the terms and conditions of this

Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust, except as expressly authorized in this Agreement or another writing by the Adviser or the Trust and the Sub-Adviser.

2.    ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts its appointment as sub-adviser to the Portfolio(s) and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Portfolio(s) will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Portfolio(s) and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.    SERVICES TO BE RENDERED BY SUB-ADVISER

A.    As a sub-adviser to the Portfolio(s), the Sub-Adviser will invest and reinvest the assets of the Portfolio(s) and determine the composition of the assets of the Portfolio(s), subject always to the supervision and control of the Adviser and the Trust Board.

B.    As part of the services it will provide hereunder, the Sub-Adviser will:

(i)        obtain and evaluate, to the extent deemed necessary or advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio(s) or are under consideration for inclusion in the Portfolio(s);

(ii)      formulate and implement a continuous investment program for each of the Portfolio(s);

(iii)     take whatever reasonable steps are necessary to implement the investment program(s) for the Portfolio(s) by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program(s) of the Portfolio(s);

(iv)     keep the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets of the Portfolio(s), the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trust Board; and attend meetings with the Adviser and/or the Trust Board, as reasonably requested, to discuss the foregoing;

(v)       in accordance with procedures and methods established by the Trust Board, which may be amended from time to time, to the extent not prohibited by applicable law or confidentiality obligation, provide, upon request, reasonable assistance in determining the fair value of, and/or use reasonable efforts to arrange for the provision of valuation information or fair value prices from parties independent of the Sub-Adviser for, each security or other asset of the Portfolio(s) for which market quotations are not readily available. The Adviser agrees that the Sub-Adviser is not a pricing agent for the Trust;

(vi)     provide, upon request, any and all reasonable material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio(s) or that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus (as hereinafter defined) or in any permissible reports and materials prepared by the Adviser, the Trust or their agents; and

(vii)    cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser; and provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.    In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time (“Governing Documents”); (ii) the currently effective Prospectus and Statement of Additional Information of the Trust, filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s registration statement on Form N-1A and delivered to the Sub-Adviser, as amended and/or supplemented (“Prospectus”); (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (iv) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Trust Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Governing Documents, Prospectus, Compliance Manual, and other relevant policies and procedures adopted by the Trust Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Adviser agrees that the Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event, except after obtaining a proper exemptive order or other relief or the Adviser’s consent, beyond the mandatory compliance date for any such change), any change in the Governing Documents, Prospectus, Compliance Manual, or other relevant policies and procedures adopted by the Trust Board. The Adviser agrees that the Sub-Adviser is not a compliance agent for the Trust or the Adviser, may not have access to all of the books and records of the Portfolio(s) necessary to perform compliance testing, and will not be obligated to request any books and records of the Portfolio(s) not in the Sub-Adviser’s possession for purposes of compliance testing.

D.    In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the Investment Company Act, the Sub-Adviser will not consult with any other sub-adviser to (i) the Portfolio(s), (ii) any other portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio(s) in securities or other assets. (For the avoidance of doubt, the foregoing restriction shall not be deemed to prohibit the Sub-Adviser from consulting with (i) any of its affiliated persons concerning transactions in securities or other assets or (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

E.    The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser will not be responsible for the expenses of the Portfolio(s), the Trust or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Portfolio(s); fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Portfolio(s) or the Trust.

F.    The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Portfolio(s) subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Portfolio(s) in accordance with any written policies, practices or procedures (i) established by the Trust Board or the Adviser and provided to the Sub-Adviser or (ii) described in the Prospectus. In placing any orders for the purchase or sale of investments for the Portfolio(s), in the name of the Portfolio(s) or a nominee of the Portfolio(s), the Sub-Adviser shall use its best efforts to seek to obtain for the Portfolio(s) “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust.

G.    Subject to the appropriate policies and procedures approved by the Trust Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Portfolio(s) to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Trust Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Adviser or the Trust Board may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H.    On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Portfolio(s) and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio(s). The Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Portfolio(s) any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio(s).

I.    The Sub-Adviser will maintain all accounts, books and records with respect to the Portfolio(s) that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and that are not being maintained by the Adviser, and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein.

J.    The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Trust Board, exercise in accordance with the Sub-Adviser’s policies and procedures all rights of security holders with respect to securities held by the Portfolio(s), including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. The Sub-Adviser will not be responsible for making any class action filings on behalf of the Portfolio(s). The Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Portfolio(s) and shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action. The Sub-Adviser will also promptly notify the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in the Sub-Adviser’s proprietary accounts that are also held or were previously held by the Portfolio(s).

4.    LIMITED POWER OF ATTORNEY

The Adviser hereby appoints the Sub-Adviser as the Trust’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents on behalf of the Portfolio(s), as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided by it hereunder. The Adviser, on behalf of the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its officers and employees, to act on or assume responsibility for any matters in its capacity as attorney-in-fact. Any person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Trust, that the Trust’s certificate of trust is on file with the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable against the assets of such series only, and not against the assets of the Trust generally, or any other series thereof. The Sub-Adviser assumes no personal liability whatsoever for obligations of the Portfolio(s) entered into by the Sub-Adviser in its capacity as attorney-in-fact. For the avoidance of doubt, nothing in this Section 4 is intended to obviate any liability of the Sub-Adviser under this Agreement to the extent contemplated in Section 6.A. If requested by the Sub-Adviser, the Adviser agrees to have the Trust execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

5.    COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a fee with respect to each of the Portfolio(s) as specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month; however, this fee will be calculated daily for each of the Portfolio(s) based on the net assets thereof on each day and accrued on a daily basis.

6.    LIABILITY AND INDEMNIFICATION

A.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.    Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

7.    REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and covenants that:

A.    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.    The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) and affecting the Sub-Adviser; provided, however, that routine regulatory examinations not involving the Sub-Adviser shall not be required to be reported by this provision.

D.    The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and is a member of the National Futures Association (“NFA”). With respect to each of the Portfolio(s), the Adviser has claimed either (1) the CPO exclusion in Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the Portfolio and, in such case, the Adviser will file the notice required under CFTC Regulation 4.5 with respect to the Portfolio and will annually reaffirm such notice filing on behalf of the Portfolio as required by CFTC Regulation 4.5; or (2) the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to the Portfolio. Information regarding whether the Adviser has claimed either the CPO exclusion in CFTC Regulation 4.5 or the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to a Portfolio is available on the NFA’s website at www.nfa.futures.org. The Adviser further represents, warrants and covenants that each of the Portfolio(s) is, and until this Agreement is terminated will remain, an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

8.    REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and covenants as follows:

A.    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement;

(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.    The Sub-Adviser, and any affiliate providing investment advisory services in connection with this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Trust Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Sub-Adviser and of any such affiliate shall certify to the Adviser and the Trust that the Sub-Adviser and any such affiliate have complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s or any such affiliate’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser’s employees or agents to examine the reports required to be made to the Sub-Adviser or any such affiliate by Rule 17j-1(c)(1) and, subject to confidentiality obligations (and unless prohibited under applicable law), other appropriate records relating to such reports or violations of the Sub-Adviser’s or such affiliate’s code of ethics.

C.    The Sub-Adviser will promptly notify the Adviser and the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) or the Trust; provided, however, that routine regulatory examinations not involving the Portfolio(s) or the Trust shall not be required to be reported by this provision.

D.    The Sub-Adviser has provided the Adviser and the Trust Board with a copy of its current brochure and brochure supplement(s), which as of the date of this Agreement are Parts 2A and 2B of its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Adviser and the Trust Board at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.    The Sub-Adviser will notify the Adviser and the Trust Board of any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

F.    The Sub-Adviser agrees to maintain a commercially reasonable level of errors and omissions or professional liability insurance coverage.

G.    The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Portfolio(s), the Trust or the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Portfolio(s) in its composite performance. Nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from using the names of the Portfolio(s), the Trust or the Adviser in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the names of the Portfolio(s), the Trust and the Adviser on a representative client list.

H.    The Sub-Adviser is not providing commodity interest trading advice with respect to the Portfolio(s).

I.    The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

9.    NON-EXCLUSIVITY

The services provided by the Sub-Adviser pursuant to this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, trustees, directors, officers or employees of any other firm or corporation; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations hereunder.

10.    CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including the Sub-Adviser’s investment advice) provided to it (“Receiving Party”) by the other party (“Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Portfolio(s) (collectively, “Confidential Information”) except to the extent expressly permitted or required under applicable laws and regulations. All Confidential Information that a Disclosing Party provides to a Receiving Party shall not be used by the Receiving Party for any purpose not permitted under this Agreement. The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, provided that any disclosure to a third party is made subject to confidentiality obligations, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation subject to compliance with the following. If a Receiving Party becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any Confidential Information, the Receiving Party agrees to provide (to the extent practicable and not prohibited under applicable law) the Disclosing Party with prompt notice of that request(s) so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive the Receiving Party’s compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that the Receiving Party must comply with the request, or if the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party agrees to furnish only that portion of the Confidential Information which is legally required in the reasonable opinion of its counsel, and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being furnished or disclosed.

11.    SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written contract pursuant to the Investment Company Act. Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser shall have no obligations with respect thereto or otherwise arising under the Agreement.

12.    REGULATION

Both the Adviser and the Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

13.    RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business or to comply with applicable laws and regulations. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

14.    DURATION OF AGREEMENT

This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect with respect to any of the Portfolio(s) unless it has first been approved with respect to such Portfolio(s) by the Trust Board, including approval by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and, if required, by the vote of a majority of the outstanding voting securities of such Portfolio(s). This Agreement shall continue in effect for a period of two years from the date first set forth above, or for any additional Portfolio(s) from the effective date of this Agreement with respect to such Portfolio(s), and shall continue in effect from year to year thereafter, or from year to year after the effective date for additional Portfolio(s), only so long as such continuance is specifically approved at least annually by the Trust Board, including approval by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

15.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time with respect to any or all of the Portfolio(s), without the payment of any penalty, (i) by the Trust Board, including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Portfolio(s), on sixty (60) days’ written notice to the Sub-Adviser and the Adviser, or (ii) by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party and the Trust. This Agreement will automatically terminate in the event the Advisory Agreement terminates for any reason. This Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

16.    USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such names, derivatives, logos, trademarks, service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such names, derivatives, logos, trademarks, service marks or trade names. The Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such names, derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Securities Act, the Investment Company Act, or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and, thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio(s) affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio(s) if a majority of the outstanding voting securities of the Portfolio(s) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of other or all of the Portfolio(s) affected by the amendment. Any amendment to this Agreement shall be in writing duly executed by the proper officials of the parties hereto.

18.    ASSIGNMENT

Any assignment (as defined in the Investment Company Act) of this Agreement shall result in its automatic termination. For the avoidance of doubt, no assignment shall be deemed to result from any changes in the partners, managers, directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

19.    WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

20.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

21.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

22.    NOTICES

All notices required to be given pursuant to this Agreement shall be delivered in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via email) to the address set forth below of each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent by registered or certified mail shall be deemed to have been given three business days after deposit of same in the mail. Notices delivered by overnight service shall be deemed to have been given one business day after delivery of the same to a postal service or private courier. Notices sent electronically shall be deemed to have been given when sent. Any notice or other document sent or delivered in any other manner shall be effective only if and when received.

If to the Adviser:	AXA Equitable Funds Management Group, LLC William MacGregor 1290 Avenue of the Americas New York, New York 10104 William.MacGregor@axa-equitable.com

If to the Trust:	EQ Advisors Trust William MacGregor 1290 Avenue of the Americas New York, New York 10104 William.MacGregor@axa-equitable.com

If to the Sub-Adviser:	[Sub-Adviser Name] [Sub-Adviser Address] [E-mail Address]

23.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

24.    LIMITATION OF LIABILITY

The Adviser and the Sub-Adviser hereby expressly acknowledge that the Trust’s certificate of trust is on file in the Office of the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof. The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

25.    GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

26.    INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC	[SUB-ADVISER NAME]

By:	By:
Michal Levy Director, Senior Vice President and Chief Operating Officer	Name: Title:

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

EQ Portfolios for which AllianceBernstein currently serves as Sub-Adviser (Proposal 3.A.):

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
Special Equity Portfolios†, which shall include the following Portfolios or Allocated Portions of a Portfolio (collectively referred to as “Special Equity Portfolios”):	0.60% of the Special Equity Portfolios’ average daily net assets up to and including $1 billion; 0.55% of the Special Equity Portfolios’ average daily net assets over $1 billion up to and including $1.5 billion; 0.50% of the Special Equity Portfolios’ average daily net assets over $1.5 billion up to and including $2 billion; 0.45% of the Special Equity Portfolios’ average daily net assets over $2 billion up to and including $2.5 billion; and 0.40% of the Special Equity Portfolios’ average daily net assets over $2.5 billion**
AXA/AB Small Cap Growth Portfolio* (Active Allocated Portion only)
Multimanager Mid Cap Growth Portfolio* (Active Allocated Portion only)

AXA Large Cap Value Managed Volatility Portfolio* (Active Allocated Portion only)	0.49% of the Active Allocated Portion’s average daily net assets up to and including $100 million; 0.30% of the Active Allocated Portion’s average daily net assets over $100 million up to and including $200 million; 0.25% of the Active Allocated Portion’s average daily net assets over $200 million**

AXA Large Cap Value Managed Volatility Portfolio* (Index Allocated Portion only)	0.045% of the Index Allocated Portion’s average daily net assets up to and including $10 billion; 0.03% of the Index Allocated Portion’s average daily net assets over $10 billion up to and including $20 billion; 0.02% of the Index Allocated Portion’s average daily net assets over $20 billion*

Dynamic Portfolios, which shall consist of the AXA/AB Dynamic Moderate Growth Portfolio, AXA/AB Dynamic Growth Portfolio, and AXA/AB Dynamic Aggressive Growth Portfolio (collectively referred to as “Dynamic Portfolios”)	0.35% of the Dynamic Portfolios’ average daily net assets up to and including $400 million; 0.30% of the Dynamic Portfolios’ average daily net assets over $400 million up to and including $2.5 billion; and 0.28% of the Dynamic Portfolios’ average daily net assets over $2.5 billion**

EQ/Equity 500 Index Portfolio	0.05% of the Portfolio’s average daily net assets up to and including $1 billion; and 0.03% of the Portfolio’s average daily net assets over $1 billion****

EQ/Common Stock Index Portfolio	0.05% of the Portfolio’s average daily net assets****

EQ/Large Cap Growth Index Portfolio	0.05% of the Portfolio’s average daily net assets****

EQ/Quality Bond PLUS Portfolio* (Active Allocated Portion Only)	0.29% of the Active Allocated Portion’s average daily net assets up to and including $100 million; and 0.20% of the Active Allocated Portion’s average daily net assets over $100 million.***

EQ/International Equity Index Portfolio†	0.02% of the Portfolio’s average daily net assets****

ATM International Managed Volatility Portfolio*

ATM Large Cap Managed Volatility Portfolio*

ATM Mid Cap Managed Volatility Portfolio*

ATM Small Cap Managed Volatility Portfolio*

AXA 2000 Managed Volatility Portfolio*

AXA 400 Managed Volatility Portfolio*

AXA 500 Managed Volatility Portfolio*

AXA International Managed Volatility Portfolio*

0.02% of the Sub-Adviser Allocated Portion of each Portfolio***

Portfolio(s)	Annual Sub-Advisory Fee Rate

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

AXA/AB Small Cap Growth Portfolio*

(Index Allocated Portion only)

EQ/Quality Bond PLUS Portfolio*

(Index Allocated Portion only)

Multimanager Aggressive Equity Portfolio*

(Index Allocated Portion only)

0.02% of the Portfolio’s average daily net assets*** 0.02% of the Portfolio’s average daily net assets*** 0.02% of the Index Allocated Portion’s average daily net assets***

EQ/Emerging Markets Equity PLUS Portfolio*	0.12% of the Index Allocated Portion’s average daily net assets up to and including $100 million; and 0.10% of the Index Allocated Portion’s average daily net assets over $100 million***

EQ/Small Company Index Portfolio	0.05% of the Portfolio’s average daily net assets****

AXA/AB Short Duration Government Bond Portfolio	0.065% of the Portfolio’s average daily net assets up to and including $5 billion; 0.050% of the Portfolio’s average daily net assets over $5 billion up to and including $10 billion; and 0.040% of the Portfolio’s average daily net assets over $10 billion****

*	Fee to be paid with respect to this Portfolio shall be based only on the portion of the Portfolio’s average daily net assets advised by the Sub-Adviser.
**	The daily sub-advisory fee for the related portfolios is calculated by multiplying the aggregate net assets of the related portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Portfolio/Allocated Portion is the portion of the daily sub-advisory fee for the related portfolios that is equal to the Portfolio’s/Allocated Portion’s net assets relative to the aggregate net assets of the related portfolios, including the Portfolio/Allocated Portion, used in the fee calculation for that day.
†	Assets of EQ/International Equity Index Portfolio will be aggregated with the Special Equity Portfolios for calculating the advisory fee applicable for the Special Equity Portfolios.
***	The daily sub-advisory fee for the Allocated Portion is calculated by multiplying the aggregate net assets of the Allocated Portion at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.
****	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

EQ Portfolios for which AllianceBernstein is proposed to replace SSgA as Sub-Adviser (Proposal 4.A.):

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Large Cap Value Index Portfolio	0.02% of the Portfolio’s average daily net assets up to and including $150 million; 0.015% of the Portfolio’s average daily net assets in excess of $150 million**

EQ/Mid Cap Index Portfolio	0.02% of the Portfolio’s average daily net assets up to and including $150 million; 0.015% of the Portfolio’s average daily net assets in excess of $150 million**

Multimanager Technology Portfolio*	0.04% of the Sub-Adviser Allocation Portion’s average daily net assets up to and including $100 million; 0.03% of the Sub-Adviser Allocation Portion’s average daily net assets in excess of $100 million up to and including $600 million; 0.0275% of the Sub-Adviser Allocation Portion’s average daily net assets in excess of $600 million**

*	Fee to be paid with respect to this Portfolio shall be based only on the portion of the Portfolio’s average daily net assets advised by the Sub-Adviser, which may be referred to as the “Sub-Adviser Allocation Portion.”
**	The daily sub-advisory fee for the Portfolio/Sub-Adviser Allocation Portion is calculated by multiplying the aggregate net assets of the Portfolio/Sub-Adviser Allocation Portion at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

EQ Portfolio for which AXA IM currently serves as Sub-Adviser (Proposal 3.B.):

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Related Portfolios	Annual Sub-Advisory Fee Rate
High Yield Portfolios, which shall consist of the following Portfolio and Other Fund(s) or Allocated Portion(s) ^: 1290 VT High Yield Bond Portfolio* 1290 High Yield Bond Fund, a series of 1290 Funds	0.39% of the High Yield Portfolios’ average daily net assets up to and including $50 million; 0.37% of the High Yield Portfolios’ average daily net assets in excess of $50 million and up to and including $250 million; 0.35% of the High Yield Portfolios’ average daily net assets in excess of $250 million and up to and including $500 million; and 0.33% of the High Yield Portfolios’ average daily net assets in excess of $500 million**

^	Other Funds or Allocated Portions are other registered investment companies (or series or portions thereof) that are advised by the Adviser and sub-advised by the Sub-Adviser, which are classified as “High Yield Portfolios.”
*	Fee to be paid with respect to this Portfolio shall be based only on the portion of the Portfolio’s average daily net assets advised by the Sub-Adviser, which may be referred to as the “Sub-Adviser Allocation Portion.”
**	The daily sub-advisory fee for the High Yield Portfolios is calculated by multiplying the aggregate net assets of the High Yield Portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Portfolio/Sub-Adviser Allocation Portion is the portion of the daily sub-advisory fee for the High Yield Portfolios that is equal to the Portfolio’s/Sub-Adviser Allocation Portion’s net assets relative to the aggregate net assets of the High Yield Portfolios, including the Portfolio/Sub-Adviser Allocation Portion, used in the fee calculation for that day.

EQ Portfolio for which AXA Rosenberg currently serves as Sub-Adviser (Proposal 3.C.):

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Related Portfolios	Annual Sub-Advisory Fee Rate
SmartBeta Portfolios, which shall consist of the following Portfolio and Other Fund(s) or Allocated Portion(s) ^: 1290 VT SmartBeta Equity Portfolio 1290 SmartBeta Equity Fund, a series of 1290 Funds	0.180% of the SmartBeta Portfolios’ average daily net assets up to and including $100 million; 0.170% of the SmartBeta Portfolios’ average daily net assets in excess of $100 million and up to and including $250 million; and 0.150% of the SmartBeta Portfolios’ average daily net assets in excess of $250 million.**

^	Other Funds or Allocated Portions are other registered investment companies (or series or portions thereof) that are advised by the Adviser and sub-advised by the Sub-Adviser, which are classified as “SmartBeta Portfolios.”
**	The daily sub-advisory fee for the SmartBeta Portfolios is calculated by multiplying the aggregate net assets of the SmartBeta Portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Portfolio is the portion of the daily sub-advisory fee for the SmartBeta Portfolios that is equal to the Portfolio’s net assets relative to the aggregate net assets of the SmartBeta Portfolios, including the Portfolio, used in the fee calculation for that day.

EXHIBIT I – FEES PAID TO THE SUB-ADVISERS BY THE ADVISER

The tables below show the sub-advisory fee rate (as a percentage of an EQ Portfolio’s average daily net assets) and the sub-advisory fees paid by the Adviser to AllianceBernstein, AXA IM, and AXA Rosenberg, as applicable, with respect to an EQ Portfolio during the fiscal year ended December 31, 2017.

AllianceBernstein

EQ Portfolio	Sub-Advisory Fee Rate	Sub-Advisory Fee Paid to Sub-Adviser by Adviser
1290 VT Natural Resources Portfolio	0.02%	$4,287
1290 VT Real Estate Portfolio	0.02%	$5,838
ATM International Managed Volatility Portfolio	0.02%	$91,019
ATM Large Cap Managed Volatility Portfolio	0.02%	$192,907
ATM Mid Cap Managed Volatility Portfolio	0.02%	$10,519
ATM Small Cap Managed Volatility Portfolio	0.02%	$49,957
AXA 2000 Managed Volatility Portfolio	N/A	N/A
AXA 400 Managed Volatility Portfolio	N/A	N/A
AXA 500 Managed Volatility Portfolio	N/A	N/A
AXA International Managed Volatility Portfolio	N/A	N/A
AXA Large Cap Value Managed Volatility Portfolio	0.16%	$3,125,808
AXA/AB Dynamic Aggressive Growth Portfolio*	0.05%	$4,031
AXA/AB Dynamic Growth Portfolio	0.30%	$1,291,240
AXA/AB Dynamic Moderate Growth Portfolio	0.30%	$8,062,992
AXA/AB Short Duration Government Bond Portfolio	0.07%	$999,012
AXA/AB Small Cap Growth Portfolio	0.55%	$5,363,064
EQ/Common Stock Index Portfolio	0.05%	$2,839,154
EQ/Emerging Markets Equity PLUS Portfolio	0.12%	$93,133
EQ/Equity 500 Index Portfolio	0.03%	$1,763,862
EQ/International Equity Index Portfolio	0.02%	$355,085
EQ/Large Cap Growth Index Portfolio	0.05%	$652,908
EQ/Quality Bond PLUS Portfolio	0.10%	$636,714
EQ/Small Company Index Portfolio	0.05%	$563,620
Multimanager Aggressive Equity Portfolio	0.02%	$111,209
Multimanager Mid Cap Growth Portfolio	0.53%	$161,357

*	No sub-advisory fees were paid by the Adviser to AllianceBernstein with respect to AXA/AB Dynamic Aggressive Growth Portfolio prior to November 13, 2017.

AXA IM

EQ Portfolio	Sub-Advisory Fee Rate	Sub-Advisory Fee Paid to Sub-Adviser by Adviser
1290 VT High Yield Bond Portfolio	0.37%	$325,384

AXA Rosenberg

EQ Portfolio	Sub-Advisory Fee Rate	Sub-Advisory Fee Paid to Sub-Adviser by Adviser
1290 VT SmartBeta Equity Portfolio	0.20%	$33,220

I-1

EXHIBIT J – FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY THE ADVISER AND THE SUB-ADVISERS

Funds with Similar Investment Objectives Advised by the Adviser

The following table lists the names of other mutual funds advised by the Adviser with investment objectives similar to the investment objectives of the Portfolios, and sets forth the rate of compensation for the Adviser for its advisory services to the Portfolios and such other mutual funds and the net assets (as of the most recently completed fiscal year) of the Portfolios and such other mutual funds.

Large Cap Value — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT Equity Income Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$638,940,164
EQ/BlackRock Basic Value Equity Portfolio#^^	0.600%	0.550%	0.525%	0.500%	0.475%	$1,765,469,013
EQ/Invesco Comstock Portfolio#^^	0.650%	0.600%	0.575%	0.550%	0.525%	$235,162,562
EQ/JPMorgan Value Opportunities Portfolio#^^	0.600%	0.550%	0.525%	0.500%	0.475%	$676,967,458

Large Cap Value — Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA Large Cap Value Managed Volatility Portfolio#^^	0.500%	0.475%	0.425%	0.400%	0.375%	$5,031,242,288

Large Cap Value — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
EQ/Large Cap Value Index Portfolio^^	0.350%	0.300%	0.275%	$676,560,063

Large Cap Blend — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Asset
1290 VT Socially Responsible Portfolio#^^	0.500%	0.450%	0.425%	$150,348,231

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
EQ/Capital Guardian Research Portfolio#^^	0.650%	0.600%	0.575%	0.550%	0.525%	$406,000,678
EQ/UBS Growth & Income Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$110,996,117

Large Cap Blend — Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA Large Cap Core Managed Volatility Portfolio#^^	0.500%	0.475%	0.425%	0.400%	0.375%	$2,705,230,911
AXA/Mutual Large Cap Equity Managed Volatility Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$630,522,729

Large Cap Blend — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
EQ/Common Stock Index Portfolio^^	0.350%	0.300%	0.275%	$5,967,976,754
EQ/Equity 500 Index Portfolio^^	0.250%	0.200%	0.175%	$5,626,172,100

Large Cap Growth — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA/Loomis Sayles Growth Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$679,201,164
AXA/ClearBridge Large Cap Growth Portfolio#^^	0.650%	0.600%	0.575%	0.550%	0.525%	$363,399,326
EQ/T. Rowe Price Growth Stock Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$1,334,049,710
Multimanager Aggressive Equity Portfolio#^^	0.580%	0.550%	0.525%	0.500%	0.475%	$1,180,692,114

Large Cap Growth — Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA Large Cap Growth Managed Volatility Portfolio#^^	0.500%	0.475%	0.425%	0.400%	0.375%	$5,123,687,819

Large Cap Growth — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
EQ/Large Cap Growth Index Portfolio^^	0.350%	0.300%	0.275%	$1,406,958,980

Small/Mid Cap Value — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 GAMCO Small/Mid Cap Value Fund*^	0.750%	0.700%	0.675%	0.650%	0.625%	$23,842,788
1290 VT GAMCO Small Company Value Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$3,469,434,563
1290 VT Small Cap Value Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$326,262,468
Multimanager Mid Cap Value Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$191,520,899

Small/Mid Cap Value — Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA/Franklin Small Cap Value Managed Volatility Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$303,072,757
AXA Mid Cap Value Managed Volatility Portfolio#^^	0.550%	0.525%	0.475%	0.450%	0.425%	$2,155,452,520

Small/Mid Cap Blend — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
EQ/Mid Cap Index Portfolio^^	0.350%	0.300%	0.275%	$2,015,967,927
EQ/Small Company Index Portfolio^^	0.250%	0.200%	0.175%	$1,188,858,278

Small/Mid Cap Growth — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT Micro Cap Portfolio#^^	0.850%	0.800%	0.775%	0.750%	0.725%	$145,394,939
AXA/Janus Enterprise Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$928,075,255
AXA/AB Small Cap Growth Portfolio#^^	0.550%	0.500%	0.475%	0.450%	0.425%	$2,062,524,324
AXA/Morgan Stanley Small Cap Growth Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$291,420,127
Multimanager Mid Cap Growth Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$187,482,089

International and International Fixed Income — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 Global Talents Fund*^	0.800%	0.750%	0.725%	0.700%	0.675%	$25,935,865
EQ/Emerging Markets Equity PLUS Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$58,774,658
EQ/Global Bond PLUS Portfolio#^^	0.550%	0.530%	0.510%	0.490%	0.480%	$295,209,828
EQ/MFS International Growth Portfolio#^^	0.850%	0.800%	0.775%	0.750%	0.725%	$1,509,256,977
EQ/Oppenheimer Global Portfolio†#^^	0.850%	0.800%	0.775%	0.750%	0.725%	$277,082,162

†	Rate of compensation effective October 1, 2018.

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/PIMCO Global Real Return Portfolio#^^	0.600%	0.575%	0.550%	0.530%	0.520%	$84,924,717

International and International Fixed Income — Volatility Managed

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
AXA Global Equity Managed Volatility Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$2,353,218,434
AXA International Core Managed Volatility Portfolio#^^	0.600%	0.5750%	0.525%	0.500%	0.475%	$1,765,765,033
AXA International Value Managed Volatility Portfolio#^^	0.600%	0.5750%	0.525%	0.500%	0.475%	$1,033,250,576
AXA/Templeton Global Equity Managed Volatility Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$842,137,262

International — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
EQ/International Equity Index Portfolio^^	0.400%	0.350%	0.325%	$1,853,881,044

Fixed Income — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Thereafter	Net Assets
1290 Diversified Bond Fund*^	0.600%	0.580%	0.560%	$71,265,621
1290 High Yield Bond Fund*^	0.600%	0.580%	0.560%	$31,245,303

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
AXA/AB Short Duration Government Bond Portfolio#^^	0.450%	0.430%	0.410%	0.390%	0.380%	$1,489,853,915
EQ/PIMCO Ultra Short Bond Portfolio#^^	0.500%	0.475%	0.450%	0.430%	0.420%	$1,397,662,742
1290 VT DoubleLine Opportunistic Bond Portfolio#^^	0.600%	0.575%	0.550%	0.530%	0.520%	$299,575,412

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT High Yield Bond Portfolio#^^	0.600%	0.580%	0.560%	0.540%	0.530%	$204,337,620
EQ/Quality Bond PLUS Portfolio#^^	0.400%	0.380%	0.360%	0.340%	0.330%	$1,684,725,606
Multimanager Core Bond Portfolio#^^	0.550%	0.530%	0.510%	0.490%	0.480%	$770,379,667

Fixed Income — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
EQ/Core Bond Index Portfolio#^^	0.350%	0.300%	0.275%	$8,356,133,430
EQ/Intermediate Government Bond Portfolio^^	0.350%	0.300%	0.275%	$8,080,982,755

Money Market

	(as a percentage of average daily net assets)
	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets
EQ/Money Market Portfolio^^	0.350%	0.325%	0.280%	0.270%	0.250%	$1,187,620,297

Specialty/Miscellaneous — Non-Volatility Managed

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Thereafter	Net Assets
1290 Convertible Securities Fund*^	0.700%	0.680%	0.660%	$23,415,619

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 VT Convertible Securities Portfolio#^^	0.700%	0.680%	0.660%	0.640%	0.630%	$19,038,679
1290 VT GAMCO Mergers & Acquisitions Portfolio^^	0.900%	0.850%	0.825%	0.800%	0.775%	$239,247,924
1290 SmartBeta Equity Fund*^	0.700%	0.650%	0.625%	0.600%	0.575%	$15,106,922
1290 VT SmartBeta Equity Portfolio#^^	0.700%	0.650%	0.625%	0.600%	0.575%	$18,758,167
Multimanager Technology Portfolio#^^	0.950%	0.900%	0.875%	0.850%	0.825%	$1,054,444,591

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
1290 VT Energy Portfolio#^^	0.500%	0.450%	0.425%	$5,464,479
1290 VT Low Volatility Global Equity Portfolio#^^	0.500%	0.450%	0.425%	$9,424,063
1290 VT Multi-Alternative Strategies Portfolio#^^	0.500%	0.450%	0.425%	$5,042,668

	(as a percentage of average daily net assets)
	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter	Net Assets
1290 Low Volatility Global Equity Fund*^	0.500%	0.490%	0.480%	0.470%	$2,835,758
1290 Multi-Alternative Strategies Fund*^	0.500%	0.490%	0.480%	0.470%	$17,121,619

Specialty/Miscellaneous — Volatility Managed

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter	Net Assets
ATM International Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$1,699,056,718
ATM Large Cap Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$3,653,871,890
ATM Mid Cap Managed Volatility#^^	0.450%	0.425%	0.400%	0.350%	$203,144,018
ATM Small Cap Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$1,001,316,748
AXA 2000 Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$3,504,978,008
AXA 400 Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$704,596,804
AXA 500 Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$8,905,295,636
AXA International Managed Volatility Portfolio#^^	0.450%	0.425%	0.400%	0.350%	$2,323,195,474

Specialty/Miscellaneous — Index

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Thereafter	Net Assets
1290 VT Natural Resources Portfolio#^^	0.500%	0.450%	0.425%	$22,642,780
1290 VT Real Estate Portfolio#^^	0.500%	0.450%	0.425%	$29,159,299

Asset Allocation — Funds of Funds — Volatility Control

(as a percentage of average daily net assets)
Net Assets
AXA/Franklin Templeton Allocation Managed Volatility Portfolio#^^	0.05%	$1,272,669,150

	(as a percentage of average daily net assets)
	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter	Net Assets
AXA Aggressive Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$3,578,051,561
AXA Balanced Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$3,656,216,295
AXA Conservative Growth Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$1,602,383,383
AXA Conservative Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$814,154,759
AXA Growth Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$5,202,782,976
AXA Moderate Growth Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$7,534,634,805
AXA Ultra Conservative Strategy Portfolio#^^	0.1000%	0.0925%	0.0900%	0.0875%	$136,470,997

	(as a percentage of daily net assets)
	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter	Net Assets
AXA Aggressive Allocation Portfolio##^^	0.1000%	0.0925%	0.0900%	0.0875%	$3,579,904,388
AXA Conservative Allocation Portfolio##^^	0.1000%	0.0925%	0.0900%	0.0875%	$1,199,847,684
AXA Conservative-Plus Allocation Portfolio##^^	0.1000%	0.0925%	0.0900%	0.0875%	$1,379,245,723
AXA Moderate Allocation Portfolio##^^	0.1000%	0.0925%	0.0900%	0.0875%	$8,033,203,061
AXA Moderate-Plus Allocation Portfolio##^^	0.1000%	0.0925%	0.0900%	0.0875%	$9,715,254,692

Asset Allocation — Funds of Funds — No Volatility Control

	(as a percentage of average daily net assets)
		Net Assets
1290 Retirement 2020 Fund*^	0.500%	$2,665,334
1290 Retirement 2025 Fund*^	0.500%	$2,688,054
1290 Retirement 2030 Fund*^	0.500%	$2,701,269
1290 Retirement 2035 Fund*^	0.500%	$2,711,683
1290 Retirement 2040 Fund*^	0.500%	$2,722,283
1290 Retirement 2045 Fund*^	0.500%	$2,741,110
1290 Retirement 2050 Fund*^	0.500%	$2,743,906
1290 Retirement 2055 Fund*^	0.500%	$2,754,841
1290 Retirement 2060 Fund*^	0.500%	$2,758,122

(as a percentage of average daily net assets)
Net Assets
All Asset Growth-Alt 20 Portfolio#^^	0.100%	$347,263,501

	(as a percentage of daily net assets)
		Net Assets
CharterSM Conservative Portfolio##^^	0.15%	$31,053,401
CharterSM Moderate Portfolio##^^	0.15%	$33,827,143
CharterSM Moderate Growth Portfolio##^^	0.15%	$24,242,856
CharterSM Growth Portfolio##^^	0.15%	$13,481,992
CharterSM Aggressive Growth Portfolio##^^	0.15%	$6,418,179
CharterSM Small Cap Growth Portfolio##^^	0.15%	$97,024,185
CharterSM Small Cap Value Portfolio##^^	0.15%	$172,176,625
CharterSM Multi-Sector Bond Portfolio##^^	0.15%	$192,310,978

	(as a percentage of daily net assets)
		Net Assets
Target 2015 Allocation Portfolio##^^	0.10%	$59,563,155
Target 2025 Allocation Portfolio##^^	0.10%	$173,500,261
Target 2035 Allocation Portfolio##^^	0.10%	$130,637,207
Target 2045 Allocation Portfolio##^^	0.10%	$99,352,798
Target 2055 Allocation Portfolio##^^	0.10%	$16,444,844

Asset Allocation — Non-Funds of Funds — Volatility Control

	(as a percentage of average daily net assets)
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter	Net Assets
1290 DoubleLine Dynamic Allocation Fund*^	0.750%	0.700%	0.675%	0.650%	0.625%	$60,483,626
1290 VT DoubleLine Dynamic Allocation Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$57,446,152
AXA/AB Dynamic Growth Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$534,424,234
AXA/AB Dynamic Moderate Growth Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$2,794,165,032
AXA/AB Dynamic Aggressive Growth Portfolio#^^	0.750%	0.700%	0.675%	0.650%	0.625%	$10,278,361
AXA/Franklin Balanced Managed Volatility Portfolio#^^	0.650%	0.600%	0.575%	0.550%	0.525%	$1,297,574,743
AXA/Goldman Sachs Strategic Allocation#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$453,326,536
AXA/Invesco Strategic Allocation Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$231,464,449
AXA/JPMorgan Strategic Allocation Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$10,166,561
AXA/Legg Mason Strategic Allocation Portfolio#^^	0.800%	0.750%	0.725%	0.700%	0.675%	$121,787,349

#	The Adviser has contractually (and, in the case of certain of these EQ Portfolios, also voluntarily) agreed to make payments or waive its management, administration and other fees to limit the expenses of these EQ Portfolios, as set forth in Exhibit E.
##	The Adviser has contractually agreed to make payments or waive its management, administration and other fees to limit the expenses of these VIP Portfolios, as set forth in Exhibit E.
^	Net assets as of the most recent fiscal year ended October 31, 2017.
^^	Net assets as of the most recent fiscal year ended December 31, 2017.
*

In the interest of limiting through April 30, 2019 (April 30, 2020, in the case of 1290 Diversified Bond Fund) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), the expenses of each Fund listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and (except as otherwise indicated below) fees and expenses of other investment companies in which a Fund may invest) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Annual Operating Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	1.05%	1.05%	1.05%	1.05%
1290 Diversified Bond Fund	0.50%	0.50%	0.50%	0.50%
1290 DoubleLine Dynamic Allocation Fund†	1.00%	1.00%	1.00%	1.00%
1290 GAMCO Small/Mid Cap Value Fund†	1.00%	1.00%	1.00%	1.00%
1290 Global Talents Fund	1.00%	1.00%	1.00%	1.00%
1290 High Yield Bond Fund	0.80%	0.80%	0.80%	0.80%
1290 Low Volatility Global Equity Fund†	0.65%	0.65%	0.65%	0.65%
1290 Multi-Alternative Strategies Fund†	1.40%	1.40%	1.40%	1.40%
1290 SmartBeta Equity Fund	0.90%	0.90%	0.90%	0.90%
1290 Retirement 2020 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2025 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2030 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2035 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2040 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2045 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2050 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2055 Fund†	0.65%	0.65%	0.65%	0.65%
1290 Retirement 2060 Fund†	0.65%	0.65%	0.65%	0.65%

†	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.

Effective October 1, 2018, the Adviser has voluntarily†† agreed to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Funds listed below so that the annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and (except as otherwise indicated below) fees and expenses of other investment companies in which a Fund may invest) as a percentage of average daily net assets do not exceed the following respective expense ratios:

	Total Expenses Limited to (% of average daily net assets)
Funds	Class A Shares	Class T Shares	Class I Shares	Class R Shares
1290 Convertible Securities Fund	1.00%	1.00%	1.00%	1.00%
1290 DoubleLine Dynamic Allocation Fund†	0.95%	0.95%	0.95%	0.95%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%	0.75%

†	For purposes of calculating the maximum annual operating expense limit, acquired fund fees and expenses are included in annual operating expenses.
††	Voluntary waivers may be reduced or discontinued at any time without notice.

Fund(s) with Substantially Similar Investment Objectives (Sub-)Advised by the Sub-Advisers

The following tables list the names of other mutual funds (sub-)advised by each Sub-Adviser with investment objectives substantially similar to the investment objectives of the Sub-Advised Portfolios, and sets forth the rate of compensation for the Sub-Adviser for its (sub-)advisory services to such other mutual funds and the net assets (as of the most recently completed fiscal year) of such other mutual funds.

AllianceBernstein

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^^
EQ/Large Cap Value Index Portfolio	AXA Large Cap Value Managed Volatility Portfolio (index allocated portion)	0.045% of the index allocated portion’s average daily net assets up to and including $10 billion; 0.030% of the index allocated portion’s average daily net assets over $10 billion up to and including $20 billion; and 0.020% of the index allocated portion’s average daily net assets over $20 billion.	$5,031,242,288

^^	Net assets as of the most recent fiscal year ended December 31, 2017.

Name of Sub-Advised Portfolio	Name of Similar Fund	Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
EQ/Quality Bond PLUS Portfolio (active allocated portion)	AB Intermediate Bond Portfolio	0.450%	$240,386,000

^	Net assets as of the most recent fiscal year ended October 31, 2017.

AXA IM

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
1290 VT High Yield Bond Portfolio	1290 High Yield Bond Fund	0.39% of the High Yield Portfolios’ average daily net assets up to and including $50 million; 0.37% of the High Yield Portfolios’ average daily net assets in excess of $50 million and up to and including $250 million; 0.35% of the High Yield Portfolios’ average daily net assets in excess of $250 million and up to and including $500 million; and 0.33% of the High Yield Portfolios’ average daily net assets in excess of $500 million.	$31,245,303

^	Net assets as of the most recent fiscal year ended October 31, 2017.

AXA Rosenberg

Name of Sub-Advised Portfolio	Name of Similar Fund	Sub-Advisory Fee Rate for Similar Fund (% of average daily net assets)	Net Assets of Similar Fund^
1290 VT SmartBeta Equity Portfolio	1290 SmartBeta Equity Fund	0.180% of the SmartBeta Portfolios’ average daily net assets up to and including $100 million; 0.170% of the SmartBeta Portfolios’ average daily net assets in excess of $100 million and up to and including $250 million; and 0.150% of the SmartBeta Portfolios’ average daily net assets in excess of $250 million.	$15,106,922

^	Net assets as of the most recent fiscal year ended October 31, 2017.

EXHIBIT K – OUTSTANDING SHARES

The tables below show the number of outstanding shares of each Trust and each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting.

EQ Trust/EQ Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ Trust	9,596,967,784	769,231,654	5,149,368,883	3,678,367,248
1290 VT Convertible Securities Portfolio	1,878,192	N/A	822,494	1,055,698
1290 VT DoubleLine Dynamic Allocation Portfolio	4,916,576	N/A	3,838,385	1,078,191
1290 VT DoubleLine Opportunistic Bond Portfolio	34,188,548	N/A	3,179,931	31,008,617
1290 VT Energy Portfolio	739,024	N/A	540,431	198,593
1290 VT Equity Income Portfolio	101,781,939	6,549,648	28,145,219	67,087,072
1290 VT GAMCO Mergers & Acquisitions Portfolio	18,053,192	991,636	15,448,644	1,612,912
1290 VT GAMCO Small Company Value Portfolio	54,183,467	4,062,889	40,147,859	9,972,719
1290 VT High Yield Bond Portfolio	21,427,425	N/A	2,935,208	18,492,217
1290 VT Low Volatility Global Equity Portfolio	864,429	N/A	236,014	628,415
1290 VT Micro Cap Portfolio	12,072,769	N/A	11,167	12,061,602
1290 VT Multi-Alternative Strategies Portfolio	501,912	N/A	10,035	491,877
1290 VT Natural Resources Portfolio	2,453,210	N/A	733,152	1,720,059
1290 VT Real Estate Portfolio	2,578,473	N/A	1,188,009	1,390,464
1290 VT Small Cap Value Portfolio	29,697,162	N/A	226,757	29,470,405
1290 VT SmartBeta Equity Portfolio	1,553,706	N/A	912,823	640,883
1290 VT Socially Responsible Portfolio	12,305,256	284,431	12,020,825	N/A
All Asset Growth — Alt 20 Portfolio	15,860,042	1,448,042	14,303,832	108,168
ATM International Managed Volatility Portfolio	145,313,983	N/A	N/A	145,313,983
ATM Large Cap Managed Volatility Portfolio	224,197,040	N/A	N/A	224,197,040
ATM Mid Cap Managed Volatility Portfolio	23,074,895	N/A	N/A	23,074,895
ATM Small Cap Managed Volatility Portfolio	74,169,925	N/A	N/A	74,169,925
AXA 400 Managed Volatility Portfolio	29,692,325	N/A	18,635,189	11,057,136
AXA 500 Managed Volatility Portfolio	355,191,828	N/A	8,571,232	346,620,595
AXA 2000 Managed Volatility Portfolio	158,468,503	N/A	27,683,802	130,784,702
AXA Aggressive Strategy Portfolio	246,912,255	N/A	246,912,255	N/A
AXA Balanced Strategy Portfolio	230,371,144	5,060	230,366,084	N/A
AXA Conservative Growth Strategy Portfolio	107,543,458	N/A	107,543,458	N/A
AXA Conservative Strategy Portfolio	63,029,648	N/A	63,029,648	N/A
AXA Global Equity Managed Volatility Portfolio	115,587,359	2,208,314	79,274,069	34,104,976
AXA Growth Strategy Portfolio	284,942,841	76,327	284,866,514	N/A
AXA International Core Managed Volatility Portfolio	147,211,089	1,890,461	106,674,144	38,646,484
AXA International Managed Volatility Portfolio	162,444,787	N/A	8,888,371	153,556,416
AXA International Value Managed Volatility Portfolio	70,350,142	1,560,813	52,356,093	16,433,236
AXA Large Cap Core Managed Volatility Portfolio	225,990,389	432,696	148,566,622	76,991,071
AXA Large Cap Growth Managed Volatility Portfolio	148,290,363	1,640,554	125,995,079	20,654,730
AXA Large Cap Value Managed Volatility Portfolio	251,489,894	55,780,555	161,347,425	34,361,914
AXA Mid Cap Value Managed Volatility Portfolio	114,881,214	12,608,605	101,303,821	968,788
AXA Moderate Growth Strategy Portfolio	428,575,133	N/A	428,575,133	N/A
AXA Ultra Conservative Strategy Portfolio	23,617,703	N/A	23,617,703	N/A
AXA/AB Dynamic Aggressive Growth Portfolio	4,346,841	N/A	3,353,353	993,488
AXA/AB Dynamic Growth Portfolio	53,528,816	N/A	53,528,816	N/A
AXA/AB Dynamic Moderate Growth Portfolio	209,829,966	N/A	209,829,966	N/A
AXA/AB Short Duration Government Bond Portfolio	143,996,049	N/A	52,011,404	91,984,645

EQ Trust/EQ Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
AXA/AB Small Cap Growth Portfolio	97,489,317	24,522,912	39,301,973	33,664,432
AXA/ClearBridge Large Cap Growth Portfolio	29,538,752	970,180	27,944,886	623,686
AXA/Franklin Balanced Managed Volatility Portfolio	108,579,710	1,447,065	71,381,122	35,751,523
AXA/Franklin Small Cap Value Managed Volatility Portfolio	16,277,908	167,396	8,437,884	7,672,628
AXA/Franklin Templeton Allocation Managed Volatility Portfolio	102,597,662	556,889	102,040,773	N/A
AXA/Goldman Sachs Strategic Allocation Portfolio	47,358,984	N/A	47,358,984	N/A
AXA/Invesco Strategic Allocation Portfolio	24,003,207	N/A	24,003,207	N/A
AXA/Janus Enterprise Portfolio	50,729,092	4,086,544	44,514,076	2,128,472
AXA/JPMorgan Strategic Allocation Portfolio	3,821,845	N/A	2,829,984	991,861
AXA/Legg Mason Strategic Allocation Portfolio	13,036,278	N/A	13,036,278	N/A
AXA/Loomis Sayles Growth Portfolio	73,641,985	8,123,793	31,995,840	33,522,351
AXA/Morgan Stanley Small Cap Growth Portfolio	25,531,071	N/A	11,427	25,519,644
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	40,544,921	195,539	13,254,177	27,095,205
AXA/Templeton Global Equity Managed Volatility Portfolio	56,255,586	215,095	25,104,368	30,936,123
EQ/BlackRock Basic Value Equity Portfolio	68,420,902	6,536,621	40,410,994	21,473,287
EQ/Capital Guardian Research Portfolio	14,646,369	1,533,394	12,952,482	160,493
EQ/Common Stock Index Portfolio	168,376,395	124,333,676	44,042,719	N/A
EQ/Core Bond Index Portfolio	848,460,363	6,594,222	198,123,142	643,742,999
EQ/Emerging Markets Equity PLUS Portfolio	5,977,785	N/A	2,348,906	3,628,879
EQ/Equity 500 Index Portfolio	125,172,817	44,949,123	72,767,907	7,455,787
EQ/Global Bond PLUS Portfolio	31,346,187	1,398,176	7,766,120	22,181,891
EQ/Intermediate Government Bond Portfolio	795,476,076	9,390,245	33,935,520	752,150,311
EQ/International Equity Index Portfolio	180,713,216	67,056,939	91,284,148	22,372,129
EQ/Invesco Comstock Portfolio	12,649,623	2,720,467	8,399,994	1,529,162
EQ/JPMorgan Value Opportunities Portfolio	35,076,570	964,302	11,953,391	22,158,877
EQ/Large Cap Growth Index Portfolio	96,054,366	4,779,663	85,673,965	5,600,738
EQ/Large Cap Value Index Portfolio	70,751,671	6,898,886	63,839,057	13,728
EQ/MFS International Growth Portfolio	165,554,213	4,016,262	32,544,396	128,993,555
EQ/Mid Cap Index Portfolio	130,172,311	8,086,372	120,080,120	2,005,819
EQ/Money Market Portfolio	1,138,601,341	283,780,736	854,820,605	N/A
EQ/Oppenheimer Global Portfolio	14,804,075	4,207,740	10,596,335	N/A
EQ/PIMCO Global Real Return Portfolio	9,262,563	N/A	6,296,427	2,966,136
EQ/PIMCO Ultra Short Bond Portfolio	142,407,815	4,085,012	12,307,227	126,015,576
EQ/Quality Bond PLUS Portfolio	193,608,080	22,472,404	120,523,840	50,611,836
EQ/Small Company Index Portfolio	97,289,471	9,611,488	82,596,542	5,081,441
EQ/T. Rowe Price Growth Stock Portfolio	28,210,178	3,493,296	20,121,828	4,595,055
EQ/UBS Growth and Income Portfolio	10,349,763	N/A	10,349,763	N/A
Multimanager Aggressive Equity Portfolio	18,445,060	16,905,360	1,430,072	109,628
Multimanager Core Bond Portfolio	78,790,198	2,989,412	28,352,356	47,448,430
Multimanager Mid Cap Growth Portfolio	18,584,329	1,179,073	12,837,051	4,568,205
Multimanager Mid Cap Value Portfolio	10,667,746	576,587	5,953,013	4,138,146
Multimanager Technology Portfolio	39,589,071	846,754	38,215,018	527,299

VIP Trust/VIP Portfolio	Total Number	Number of Class A Shares	Number of Class B Shares	Number of Class K Shares
VIP Trust	1,994,725,675	202,048,611	1,740,523,793	52,153,272
AXA Aggressive Allocation Portfolio	287,002,684	6,785,584	277,258,920	2,958,180
AXA Conservative Allocation Portfolio	119,703,448	2,189,176	116,632,252	882,020
AXA Conservative-Plus Allocation Portfolio	132,396,775	1,757,121	127,244,423	3,395,231
AXA Moderate Allocation Portfolio	534,874,702	139,911,940	374,090,903	20,871,859
AXA Moderate-Plus Allocation Portfolio	802,544,503	18,789,529	777,265,485	6,489,489
CharterSM Aggressive Growth Portfolio	683,405	N/A	683,405	N/A
CharterSM Conservative Portfolio	3,016,304	N/A	3,016,304	N/A
CharterSM Growth Portfolio	1,374,325	N/A	1,374,325	N/A
CharterSM Moderate Growth Portfolio	2,694,093	N/A	2,694,093	N/A
CharterSM Moderate Portfolio	3,234,447	N/A	3,234,447	N/A
CharterSM Multi-Sector Bond Portfolio	48,752,375	31,846,879	12,809,802	4,095,694
CharterSM Small Cap Growth Portfolio	6,543,303	6	6,543,297	N/A
CharterSM Small Cap Value Portfolio	9,538,582	768,376	8,770,206	N/A
Target 2015 Allocation Portfolio	5,703,675	N/A	2,787,279	2,916,397
Target 2025 Allocation Portfolio	15,002,649	N/A	9,413,415	5,589,234
Target 2035 Allocation Portfolio	11,262,327	N/A	8,342,582	2,919,745
Target 2045 Allocation Portfolio	8,625,442	N/A	7,227,750	1,397,692
Target 2055 Allocation Portfolio	1,772,636	N/A	1,134,905	637,731

EXHIBIT L – FIVE PERCENT OWNER REPORT

As of June 29, 2018, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

EQ Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
EQ/Quality Bond PLUS	IA	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY, NJ 07310	12,724,582.52	32.27%
EQ/Quality Bond PLUS	IA	ARVILLA E SUTTON 6805 27TH AVENUE NW MINOT, ND 58703	1,982,616.96	5.02%
EQ/Common Stock Index	IA	MRS KATHLEEN A HARRIS 180 WEST END AVE #25-D NEW YORK NY 10023	13,036,238.99	5.09%
EQ/JPMorgan Value Opportunities	IA	SIMON FAMILY TRUST FIDELITY PERSONAL TR CO FSB TTEE 2710 CENTERVILLE RD STE 203 WILMINGTON, DE 19808	61,479.47	6.38%
EQ/Core Bond Index	IA	ASPLUNDH DEF COMP PLAN TR DTD 20150 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	270,411.06	8.19%
EQ/Core Bond Index	IA	WELLS FARGO BANK IOWA, N.A. AS TRUS FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036 DES MOINES, IA 50309	415,271.49	12.58%
EQ/Core Bond Index	IA	BANK OF AMERICA N.A. TRUSTEE FBO PITNEY BOWES INC. ATTN: MS. LISA ANN RISO, VP 1300 MERRILL LYNCH DRIVE MSC 0303 PENNINGTON, NJ 08534	305,134.14	9.24%
EQ/Core Bond Index	IB	AXA/EQUITABLE LIFE INS CO C/O BARBARA GERSTEL 525 WASHINGTON BLVD 36TH FLOOR JERSEY CITY NJ, 07310	11,485,185.38	5.86%
AXA Large Cap Core Managed Volatility	IA	PESCE FAMILY IRR TR 20060425 HENRIETTA PESCE 2 HEATH DRIVE BASKING RIDGE, NJ 07920	26,805.58	6.19%

EQ Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
AXA Large Cap Core Managed Volatility	IA	WASHINGTON REGIONAL MEDICAL SYSTEM ATTN DAN ECKELS 3965 GRACE SPRINGS LANE FAYETTEVILLE AR, 72704	27,105.71	6.26%
AXA/ClearBridge Large Cap Growth	K	NED E SETTIMI DDS INC 800 W ACEQUIA AVE VISALIA, CA 93291-612	29,437.10	6.56%
EQ/Large Cap Growth Index	K	FOOTHILLS FAMILY DENTAL, PC 1238 E CHANDLER BLVD STE 101 PHOENIX, AZ 85048-460	85,815.82	5.90%
EQ/Capital Guardian Research	IA	CORE LABORATORIES LP ATTN: RL BERGMARK 6316 WINDFERN RD HOUSTON, TX 77040	64,448.93	5.79%
1290 VT Socially Responsible	IA	THE MARCUS FAMILY IRR TR DTD 12/31/ EUGENIA MARCUS ELLEN PARKER, TTEE 1555 COMMONWEALTH AVE NEWTON, MA 02465	3,156.44	12.72%
1290 VT Socially Responsible	IA	EUGENIA MARCUS 1555 COMMONWEALTH AVE W NEWTON, MA 02465	1,660.66	6.69%
1290 VT Socially Responsible	IA	LAM FAMILY TRUST NO 1 DTD MUI H WONG LAM JEFFREY & RAYMOND LAM TEES 105 CHAMBERS STREET APT 4B NEW YORK, NY 10007	2,184.16	8.80%
1290 VT Socially Responsible	IA	WEISSENRIEDER 2008 TR DTD DIETER WEISSENRIEDER M WEISSENRIEDER & E BENNIS, TTEES 412 WILLIAMS STREET BOONTON, NJ 07005	3,969.65	16.00%
1290 VT Socially Responsible	IA	ROUBENI IRREV TRUST MAHNAZ ROUBENI AFSOUN NABAVIAN TTE 36 BAYVIEW AVE GREAT NECK, NY 11021	2,876.13	11.59%
1290 VT Socially Responsible	IA	HAYDEN IRR CREDIT TR DTD ANN L HAYDEN WILLIAM HAYDEN TTEE C/O JOLO HOLDINGS 4101 FOUNDERS BOULVARD STE 100 BATAVIA, OH 45103	2,229.80	8.99%

EQ Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 VT Socially Responsible	IA	JOSEPH D BERGER 2677 W 72ND ST NEWAYGO, MI 49337	2,153.47	8.68%
1290 VT Socially Responsible	IA	KEUM YEOL LEE 3091 EDWIN AVE APT 5F FORT LEE, NJ 07024-4824	1,270.08	5.12%
Multimanager Technology	IA	SRINIVASA V & RUMU A INS TRT 12/17/ RUMU ACHARYA 245 OAK RIDGE AVE SUMMITT, NJ 07901	44,935.49	5.30%
Multimanager Technology	K	JESAN LIU, D.D.S. 5665 FREEPORT BLVD STE 4 SACRAMENTO, CA 95822-351	44,146.81	8.41%
Multimanager Core Bond	IA	SIMON FAMILY TRUST FIDELITY PERSONAL TR CO FSB TTEE 2710 CENTERVILLE RD STE 203 WILMINGTON, DE 19808	152,855.54	5.12%
Multimanager Core Bond	IA	WELLS FARGO BANK IOWA, N.A. AS TRUS FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036 DES MOINES, IA 50309	940,775.06	31.53%
1290 VT Equity Income	IA	WELLS FARGO BANK IOWA, N.A. AS TRUS FOR THE IBP, INC RETIREMENT PLAN 666 WALNUT STREET ATTN: THOMAS HOGEN, MAC N8200-036 DES MOINES, IA 50309	454,687.75	7.84%
1290 VT Equity Income	IA	BANK OF AMERICA N.A. TRUSTEE FBO PITNEY BOWES INC. ATTN: MS. LISA ANN RISO, VP 1300 MERRILL LYNCH DRIVE MSC 0303 PENNINGTON, NJ 08534	399,880.79	6.89%
1290 VT Equity Income	K	PHILIP D O’NIEL III DDS., P.C. 1272 INDIAN MOUND TRL BLOOMFLD HLS, MI 48301-227	96,297.43	12.00%
1290 VT Equity Income	K	STEVEN C. LEGEL DDS 3309 DIX HWY LINCOLN PARK, MI 48146-341	46,528.24	5.80%
1290 VT Equity Income	K	COX & WALKER DENTISTRY, PLLC. 1516 COLEMAN RD STE 205 KNOXVILLE, TN 37909-380	77,059.87	9.60%
1290 VT GAMCO Mergers & Acquisitions	K	EDWARD M. D ERAMO, DMD 69 MALDEN ST REVERE, MA 02151-223	18,580.45	8.93%

EQ Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 VT GAMCO Mergers & Acquisitions	K	DR. WILLIAM C. MAIERS 4507 CHADWICK RD CEDAR FALLS, IA 50613-795	20,528.46	9.87%
1290 VT GAMCO Mergers & Acquisitions	K	SCITUATE FAMILY DENTISTRY, INC 56 NEW DRIFTWAY STE 205 SCITUATE, MA 02066-453	10,649.75	5.12%
1290 VT GAMCO Mergers & Acquisitions	K	STEPHEN O. GLENN, D.D.S. 5319 S LEWIS AVE STE 222 TULSA, OK 74105-654	15,007.87	7.21%
AXA/Franklin Balanced Managed Volatility	IA	RUST DTD 05/12/2010 SHAW DELAWARE T CHARLES SCHWAB BANK 4250 LANCASTER PIKE # 100 WILMINGTON, DE 19805-1520	1,024,838.41	58.43%
AXA/Mutual Large Cap Equity Managed Volatility	IA	C.H.E.N., PR, INC. 401K PERSONAL AND CONFIDENTIAL ATTN . CH 71 SUMMER ST FL 6 BOSTON, MA 02110-102	29,761.53	8.26%
AXA/Mutual Large Cap Equity Managed Volatility	IA	ORTHOPAEDIC SPORTS SPECIALISTS O PERSONAL AND CONFIDENTIAL ATTN . KI PO BOX 28 THIBODAUX, LA 70302-002	23,588.80	6.55%
AXA/Mutual Large Cap Equity Managed Volatility	IA	27/2 NT TRUST CRT DTD 12/ KELLEY IN 10607 MARTHA ST OMAHA, NE 68124	20,378.00	5.65%
AXA/Franklin Templeton Allocation Managed Volatility	IA	DENNIS MCGARVEY 2239 MARIETTA AVENUE LANCASTER, PA 17603	28,411.09	5.10%
AXA Balanced Strategy Portfolio	IA	MR HOWARD S STARR 3606 S OCEAN BLVD APT 201 HIGHLAND BCH, FL 33487-3352	5,060.14	100.00%
AXA Growth Strategy Portfolio	IA	MR HOWARD S STARR 3606 S OCEAN BLVD APT 201 HIGHLAND BCH FL 33487-3352	11,852.67	15.52%
AXA Growth Strategy Portfolio	IA	MR CHRISTOPHER M CONDRON 776 BOYLSTON ST UNIT E10A BOSTON, MA 02199-7847	41,314.08	54.12%
AXA Growth Strategy Portfolio	IA	MARY BETH FARRELL 201 E 87TH ST APT 11L NEW YORK, NY 10128-3214	5,711.87	7.48%
AXA Growth Strategy Portfolio	IA	MR WILLIAM J MC DERMOTT 35 S CHANCELLOR STREET NEWTOWN, PA 18940	11,395.71	14.92%
AXA Growth Strategy Portfolio	IA	PAGE H PENNELL 507 HOPPER AVE WYCKOFF, NJ 07481	6,054.61	7.93%

EQ Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
1290 VT DoubleLine Dynamic Allocation	K	HARVEY J. COHEN, D.M.D. 1087 BEACON ST NEWTON CENTER, MA 02459-170	4,152.79	5.48%
1290 VT DoubleLine Dynamic Allocation	K	DR. JAMES ALAN MICHAELS 819 SUMMIT AVE OCONOMOWOC, WI 53066-399	3,838.68	5.07%
1290 VT DoubleLine Dynamic Allocation	K	GREGORY D. LISKA DDS AND DARREN 1025 EVERGREEN LN N PLYMOUTH, MN 55441-486	14,568.88	19.24%
1290 VT DoubleLine Dynamic Allocation	K	ALLISON SCOTT-WALENJUS, 401K 2815 CONCORD DR WALL TOWNSHIP, NJ 07719-957	11,728.89	15.49%
1290 VT DoubleLine Dynamic Allocation	K	GEORGE R. COOPER, DDS LLC 2121 E DUPONT RD FORT WAYNE, IN 46825-154	9,038.61	11.94%
1290 VT DoubleLine Dynamic Allocation	K	KELLY M FRANDSEN, DDS & ASSOC. PO BOX 386 75 NORTH 100 EAST GUNNISON, UT 84634-038	5,366.09	7.08%
EQ/PIMCO Global Real Return	K	JULIE LAVERDIERE BECK 721 PLEASANT LN GLENVIEW, IL 60025-192	22,814.98	40.76%
EQ/PIMCO Global Real Return	K	DR. WILLIAM C. MAIERS 4507 CHADWICK RD CEDAR FALLS, IA 50613-795	27,163.63	48.54%
1290 VT Convertible Securities	IB	TRI LIVING TRUST DTD RONALD A BELLE 4575 HIDDEN GLEN CIRCLE ROCHESTER, MI 48306	49,565.77	13.70%
1290 VT Energy	IB	TODD LANGER 1005 BLOOMFIELD ST HOBOKEN, NJ 07030	24,122.36	5.37%
1290 VT Energy	IB	BILL J REED 15435 EAST FIREROCK COUNTRY CLUB DR FOUNTAIN HILLS AZ 85268	28,214.90	6.29%
1290 VT Low Volatility Global Equity	IB	ROBERT MORRIS 108 CATHCART RD GWYNEDD VALLEY, PA 19437	16,458.92	6.97%
1290 VT Low Volatility Global Equity	IB	IRENE DEL RIO 4630 NORRIS RD FREMONT, CA 94536	12,059.63	5.10%
1290 VT Small Cap Value	IB	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	87,753.15	43.17%

EQ Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
All Asset Growth — Alt 20	K	ROBERT H. FRIEDMAN, D.M.D. 2896 S 8TH ST FERNANDINA, FL 32034-446	8,817.57	8.16%
All Asset Growth — Alt 20	K	DANIEL T. NOVAK PS PLAN 2833 QUAKER VALLEY RD NEW PARIS, PA 15554-862	5,983.08	5.53%
All Asset Growth — Alt 20	K	DEREK P. CIMLER, D.D.S. 46 NEW HAVEN RD VERGENNES, VT 05491-133	5,873.11	5.43%
All Asset Growth — Alt 20	K	SERGE PAPIERNIK, D.D.S., P.A. 9350 S DIXIE HWY STE 920 MIAMI, FL 33156-299	15,147.83	14.01%
All Asset Growth — Alt 20	K	BRENT E. CURTIS, D.D.S. 2025 S 1300 E SALT LAKE CTY, UT 84105-365	6,143.65	5.68%

VIP Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
CharterSM Multi-Sector Bond	K	FINNANE-ROBISON DENTAL LLC 520 BURKARTH RD WARRENSBURG, MO 64093-310	332,243.59	8.16%
CharterSM Small Cap Value	A	GUTCHESS LUMBER COMPANY 890 MCLEAN ROAD CORTLAND, NY 13045	57,397.61	7.48%
AXA Conservative Allocation	A	GREATER NY HOSP MGMT ATTN: KEN RASKE 555 WEST 57TH ST, FL15 NEW YORK, NY 10019	169,628.31	7.74%
AXA Conservative Allocation	A	MAPLE RIDGE PARTICIPATION CORPORATION STE 1000 E TOWER 777 SOUTH FLAGLER DR WEST PALM BEACH, FL 33401	681,295.30	31.12%
AXA Conservative Allocation	K	F. JOHN DAHL, D.D.S. 95 N BROADWAY STE A2-1 WHITE PLAINS, NY 10603-482	46,108.51	5.24%
AXA Conservative Allocation	K	JEFFREY L. BARLEY 6904 SPRING VALLEY DR STE 304 HOLLAND, OH 43528-967	55,289.42	6.28%
AXA Conservative Allocation	K	ASSOC. ORTHODONTISTS OF WAUSAU 5305 RIB MOUNTAIN DR WAUSAU, WI 54401-756	173,182.92	19.69%

VIP Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
AXA Conservative Allocation	K	GARY ALVO, DDS 16600 NE 8TH AVE N MIAMI BEACH, FL 33162-361	44,332.56	5.04%
AXA Conservative Allocation	K	LAKEWOOD FAMILY DENTISTRY P.C. 7700 W 14TH AVE LAKEWOOD, CO 80214-411	53,728.66	6.11%
AXA Conservative-Plus Allocation	A	MAURICE P CALLAHAN 215 WEAVER RD NW BAINBRIDGE IS WA 98110	88,907.58	5.08%
Target 2015 Allocation	B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	167,653.59	6.01%
Target 2025 Allocation	B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	611,524.61	6.50%
Target 2045 Allocation	K	ASSOCIATES IN PEDIATRIC DENTISTR 7830 ROCKVILLE RD INDIANAPOLIS, IN 46214-312	92,296.12	6.63%
CharterSM Aggressive Growth	B	NANCY R MANNING 689 RESERVOIR RD ORANGE, VT 05641	73,373.89	10.73%
CharterSM Aggressive Growth	B	MORGAN RIGBY 5 SELMAN ST. MARBLEHEAD, MA 01945	42,517.22	6.22%
CharterSM Aggressive Growth	B	VICENTE MAYORGA P.O.BOX 313 HINTON, OK 73047	47,518.08	6.95%
CharterSM Growth	B	ROBERT E BAGSHAW 90 WAREHAM ST #303 BOSTON, MA 02118	80,878.58	5.88%
CharterSM Growth	B	IMER REVOCABLE TRUST JUDITH A BERKH 5937 SUMMERHEDGE PLACE ST.LOUIS, MO 63128	130,819.45	9.51%
CharterSM Growth	B	DANIEL KLITSNER 441 HOLCOMB AVE. LARKSPUR, CA 94939	209,359.91	15.23%
CharterSM Moderate	B	WILLIAM C WISWELL W4812 OVERLOOK DR ELKHORN, WI 53121	314,402.93	9.89%
Target 2055 Allocation	B	THE CLERGY ADVANTAGE 403(B) BY CHURCH AND CLERGY ALLIANCE PO BOX 272 LOVELAND, CO 80539	123,786.16	11.01%

VIP Portfolio	Share Class	Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
Target 2055 Allocation	K	ROBERT K. GABRIELLE, JR., DMD PC PO BOX 378 472 KINGS HWY VLY COTTAGE, NY 10989-037	10,898.03	14.60%
Target 2055 Allocation	K	BARRETT & ROSS PROF SERVICES PLL PO BOX 387 201 E MAIN STREET EVERSON, WA 98247-038	28,079.16	37.63%

Name of Owner	Portfolio	Shares Owned	Percentage of Class K Shares Owned
AXA Conservative Allocation	Multimanager Mid Cap Growth	322,483.04	7.06%
	EQ/Global Bond PLUS	2,734,825.12	12.32%
	EQ/Quality Bond PLUS	3,952,337.60	7.80%
	1290 VT High Yield Bond	1,615,234.47	8.73%
	1290 VT DoubleLine Opportunistic Bond	2,934,737.55	9.46%
	EQ/PIMCO Ultra Short Bond	13,362,301.21	10.60%
	Multimanager Core Bond	4,497,883.55	9.50%
AXA Conservative-Plus Allocation	Multimanager Mid Cap Growth	414,050.33	9.06%
	Multimanager Mid Cap Value	297,260.71	7.18%
	EQ/Global Bond PLUS	2,244,820.84	10.11%
	EQ/Quality Bond PLUS	3,844,176.31	7.59%
	1290 VT High Yield Bond	1,252,928.04	6.77%
	1290 VT DoubleLine Opportunistic Bond	2,588,203.00	8.34%
	EQ/PIMCO Ultra Short Bond	11,895,730.95	9.43%
AXA Moderate Allocation	Multimanager Core Bond	4,028,662.05	8.51%
	AXA Large Cap Growth Managed Volatility	5,295,903.94	25.62%
	EQ/Large Cap Growth Index	822,680.61	14.68%
	EQ/T. Rowe Price Growth Stock	734,288.77	15.97%
	AXA/Loomis Sayles Growth	8,523,055.17	25.41%
	ATM Large Cap Managed Volatility	59,688,961.57	26.61%
	AXA Large Cap Core Managed Volatility	20,332,517.24	26.40%
	EQ/BlackRock Basic Value Equity	5,334,307.51	24.83%
	EQ/JPMorgan Value Opportunities	6,378,366.59	28.75%
	1290 VT Equity Income	17,837,571.43	26.58%
	AXA Large Cap Value Managed Volatility	7,649,441.03	22.25%
	AXA/Morgan Stanley Small Cap Growth	4,106,505.85	16.09%
	1290 VT Micro Cap	2,143,491.90	17.77%

Name of Owner	Portfolio	Shares Owned	Percentage of Class K Shares Owned
AXA Moderate Allocation	1290 VT Small Cap Value	5,753,601.76	19.52%
	Multimanager Mid Cap Growth	1,014,683.97	22.20%
	Multimanager Mid Cap Value	1,514,787.65	36.58%
	ATM Mid Cap Managed Volatility	6,565,842.94	28.44%
	1290 VT GAMCO Small Company Value	1,852,917.10	18.57%
	AXA/Franklin Small Cap Value Managed Volatility	1,759,334.85	22.92%
	ATM Small Cap Managed Volatility	17,614,402.22	23.74%
	AXA/AB Small Cap Growth	8,917,767.41	26.47%
	AXA International Core Managed Volatility	10,154,108.57	26.26%
	AXA International Value Managed Volatility	3,738,496.34	22.74%
	AXA Global Equity Managed Volatility	9,424,545.38	27.62%
	ATM International Managed Volatility	32,946,482.10	21.45%
	EQ/MFS International Growth	36,976,182.76	28.65%
	EQ/International Equity Index	1,306,099.78	5.83%
	EQ/Global Bond PLUS	10,959,203.95	49.36%
	EQ/Quality Bond PLUS	18,869,557.47	37.26%
	1290 VT High Yield Bond	6,176,701.99	33.37%
	1290 VT DoubleLine Opportunistic Bond	13,230,099.02	42.65%
	EQ/PIMCO Ultra Short Bond	56,598,839.58	44.89%
	EQ/Intermediate Government Bond	147,061,778.89	19.54%
	EQ/Core Bond Index	114,745,529.48	17.82%
	Multimanager Core Bond	19,920,146.30	42.06%
AXA Moderate-Plus Allocation	AXA Large Cap Growth Managed Volatility	8,758,418.55	42.38%
	EQ/Large Cap Growth Index	1,374,063.59	24.53%
	EQ/T. Rowe Price Growth Stock	1,399,453.56	30.43%
	AXA/Loomis Sayles Growth	13,133,289.23	39.16%
	ATM Large Cap Managed Volatility	97,345,971.26	43.40%
	AXA Large Cap Core Managed Volatility	34,808,106.49	45.19%
	EQ/BlackRock Basic Value Equity	9,207,946.24	42.85%
	EQ/JPMorgan Value Opportunities	8,421,393.34	37.96%
	1290 VT Equity Income	30,425,946.45	45.33%
	AXA Large Cap Value Managed Volatility	15,440,707.40	44.91%
	AXA/Morgan Stanley Small Cap Growth	10,064,955.60	39.44%
	1290 VT Micro Cap	4,904,481.76	40.66%
	1290 VT Small Cap Value	9,099,007.90	30.86%
	Multimanager Mid Cap Growth	1,593,071.62	34.85%
	Multimanager Mid Cap Value	1,238,166.02	29.90%

Name of Owner	Portfolio	Shares Owned	Percentage of Class K Shares Owned
AXA Moderate-Plus Allocation	ATM Mid Cap Managed Volatility	9,586,285.35	41.52%
	1290 VT GAMCO Small Company Value	3,038,063.64	30.45%
	AXA/Franklin Small Cap Value Managed Volatility	3,866,335.25	50.37%
	ATM Small Cap Managed Volatility	38,261,840.51	51.56%
	AXA/AB Small Cap Growth	15,139,677.55	44.94%
	AXA International Core Managed Volatility	16,560,921.48	42.83%
	AXA International Value Managed Volatility	7,368,535.80	44.82%
	AXA Global Equity Managed Volatility	14,931,304.35	43.76%
	ATM International Managed Volatility	54,599,210.89	35.55%
	EQ/MFS International Growth	52,908,285.49	40.99%
	EQ/International Equity Index	6,464,678.12	28.87%
	EQ/Global Bond PLUS	1,224,729.00	5.52%
	EQ/Quality Bond PLUS	14,867,526.88	29.35%
	1290 VT High Yield Bond	3,479,763.18	18.80%
	1290 VT DoubleLine Opportunistic Bond	8,799,572.33	28.36%
	EQ/PIMCO Ultra Short Bond	37,764,874.41	29.95%
	EQ/Intermediate Government Bond	113,187,163.88	15.04%
	EQ/Core Bond Index	81,065,848.09	12.59%
	Multimanager Core Bond	14,686,472.38	31.01%
AXA Aggressive Allocation	AXA Large Cap Growth Managed Volatility	3,995,506.57	19.33%
	EQ/Large Cap Growth Index	1,700,694.05	30.36%
	EQ/T. Rowe Price Growth Stock	378,013.30	8.22%
	AXA/Loomis Sayles Growth	8,087,753.04	24.12%
	ATM Large Cap Managed Volatility	53,301,738.11	23.76%
	AXA Large Cap Core Managed Volatility	17,038,770.25	22.12%
	EQ/BlackRock Basic Value Equity	4,405,321.57	20.50%
	EQ/JPMorgan Value Opportunities	3,035,093.56	13.68%
	1290 VT Equity Income	13,175,286.06	19.63%
	AXA Large Cap Value Managed Volatility	8,987,071.04	26.14%
	AXA/Morgan Stanley Small Cap Growth	4,778,881.76	18.73%
	1290 VT Micro Cap	2,224,049.72	18.44%
	1290 VT Small Cap Value	3,145,785.74	10.67%
	Multimanager Mid Cap Growth	812,277.19	17.77%
	Multimanager Mid Cap Value	440,769.24	10.64%
	ATM Mid Cap Managed Volatility	5,348,306.36	23.17%
	1290 VT GAMCO Small Company Value	1,361,118.20	13.64%

Name of Owner	Portfolio	Shares Owned	Percentage of Class K Shares Owned
AXA Aggressive Allocation	AXA/Franklin Small Cap Value Managed Volatility	1,823,234.91	23.75%
	ATM Small Cap Managed Volatility	15,835,558.75	21.34%
	AXA/AB Small Cap Growth	5,327,078.62	15.81%
	AXA International Core Managed Volatility	7,789,451.14	20.15%
	AXA International Value Managed Volatility	4,573,746.99	27.82%
	AXA Global Equity Managed Volatility	6,827,453.15	20.01%
	ATM International Managed Volatility	23,436,363.56	15.26%
	EQ/MFS International Growth	25,040,614.75	19.40%
	EQ/International Equity Index	6,238,336.60	27.86%
All Asset Growth — Alt 20	AXA/Loomis Sayles Growth	1,929,784.55	5.75%
	EQ/T.Rowe Price Growth Stock	339,885.19	7.39%
	EQ/Invesco Comstock	779,987.81	51.02%
	EQ/International Equity Index	1,139,214.33	5.09%
	1290 VT Low Volatility Global Equity	534,010.59	85.87%
	EQ/Emerging Markets Equity PLUS	903,645.36	24.85%
	1290 VT Real Estate	1,263,347.96	90.84%
	1290 VT GAMCO Mergers & Acquisitions	1,256,084.19	77.87%
	1290 VT Natural Resources	1,630,371.93	94.77%
	EQ/Global Bond PLUS	2,335,339.42	10.52%
	EQ/PIMCO Global Real Return	1,398,997.02	47.13%
	1290 VT High Yield Bond	1,060,721.31	5.73%
Target 2015 Allocation	Multimanager Aggressive Equity	11,695.70	10.64%
	EQ/Emerging Markets Equity	183,389.59	5.04%
Target 2025 Allocation	EQ/Equity 500 Index	1,196,199.95	16.03%
	Multimanager Aggressive Equity	43,663.41	39.74%
	EQ/Small Company Index	869,470.38	17.08%
	EQ/Emerging Markets Equity	844,807.60	23.23%
	EQ/International Equity Index	2,076,345.67	9.27%
	1290 VT High Yield Bond	996,866.71	5.39%
Target 2035 Allocation	EQ/Equity 500 Index	1,202,483.70	16.11%
	Multimanager Aggressive Equity	25,047.97	22.79%
	EQ/Small Company Index	869,423.11	17.08%
	EQ/Emerging Markets Equity	738,247.20	20.30%
	EQ/International Equity Index	1,848,987.26	8.26%
Target 2045 Allocation	EQ/Equity 500 Index	1,045,031.41	14.00%
	Multimanager Aggressive Equity	19,745.87	17.97%
	EQ/Small Company Index	702,732.30	13.80%

Name of Owner	Portfolio	Shares Owned	Percentage of Class K Shares Owned
Target 2045 Allocation	EQ/Emerging Markets Equity	627,059.13	17.25%
	EQ/International Equity Index	1,622,492.93	7.25%
Target 2055 Allocation	Multimanager Aggressive Equity	9,731.17	8.86%
AXA Conservative Strategy	AXA/AB Short Duration Government Bond	8,067,511.62	8.77%
AXA Conservative Growth Strategy	EQ/Core Bond Index	40,698,899.02	6.32%
	AXA/AB Short Duration Government Bond	9,487,195.96	10.31%
	EQ/Intermediate Government Bond	43,236,580.93	5.75%
AXA Balanced Strategy	AXA 500 Managed Volatility	45,098,493.46	13.01%
	AXA 400 Managed Volatility	1,360,021.73	12.30%
	AXA 2000 Managed Volatility	17,416,315.40	13.31%
	AXA International Managed Volatility	20,292,834.78	13.21%
	EQ/Core Bond Index	77,875,487.04	12.09%
	AXA/AB Short Duration Government Bond	19,483,238.98	21.17%
	EQ/Intermediate Government Bond	82,287,511.05	10.94%
AXA Moderate Growth Strategy	AXA 500 Managed Volatility	111,878,615.71	32.27%
	AXA 400 Managed Volatility	3,447,369.16	31.17%
	AXA 2000 Managed Volatility	42,787,016.10	32.71%
	AXA International Managed Volatility	49,823,053.98	32.44%
	EQ/Core Bond Index	129,555,977.70	20.12%
	AXA/AB Short Duration Government Bond	30,067,772.50	32.67%
	EQ/Intermediate Government Bond	134,645,160.74	17.89%
AXA Growth Strategy	AXA 500 Managed Volatility	93,250,242.13	26.90%
	AXA 400 Managed Volatility	3,109,108.03	28.11%
	AXA 2000 Managed Volatility	34,875,827.70	26.66%
	AXA International Managed Volatility	41,347,427.63	26.92%
	EQ/Core Bond Index	67,596,970.92	10.50%
	AXA/AB Short Duration Government Bond	16,708,316.40	18.15%
	EQ/Intermediate Government Bond	70,810,283.48	9.41%
AXA Aggressive Strategy	AXA 500 Managed Volatility	76,682,343.74	22.12%
	AXA 400 Managed Volatility	2,497,565.97	22.58%
	AXA 2000 Managed Volatility	27,710,908.29	21.18%
	AXA International Managed Volatility	33,220,904.88	21.63%
	AXA/AB Short Duration Government Bond	8,219,690.73	8.93%
CharterSM Conservative	1290 VT Convertible Securities	221,559.34	20.94%
	EQ/Capital Guardian Research	22,106.02	13.75%
	EQ/PIMCO Global Real Return	207,981.77	7.01%

Name of Owner	Portfolio	Shares Owned	Percentage of Class K Shares Owned
CharterSM Moderate	1290 VT Convertible Securities	198,569.93	18.77%
	EQ/Capital Guardian Research	43,680.63	27.18%
	AXA/ClearBridge Large Cap Growth	46,684.41	7.49%
	1290 VT Energy	18,504.86	9.31%
	EQ/PIMCO Global Real Return	167,561.27	5.64%
CharterSM Moderate Growth	1290 VT Convertible Securities	136,133.06	12.87%
	EQ/Capital Guardian Research	47,326.01	29.44%
	AXA/ClearBridge Large Cap Growth	51,498.64	8.26%
	1290 VT Energy	27,313.60	13.75%
CharterSM Growth	1290 VT Convertible Securities	53,945.34	5.10%
	EQ/Capital Guardian Research	29,631.69	18.43%
	AXA/ClearBridge Large Cap Growth	32,039.43	5.14%
	1290 VT Energy	29,118.12	14.66%
CharterSM Aggressive Growth	EQ/Capital Guardian Research	17,991.99	11.19%
	1290 VT Energy	23,043.34	11.60%
CharterSM Multi-Sector Bond	1290 VT High Yield Bond	1,983,509.56	10.72%
	EQ/PIMCO Global Real Return	994,782.80	33.51%
	EQ/Quality Bond PLUS	4,991,771.29	9.86%
CharterSM Small Cap Growth	AXA/Morgan Stanley Small Cap Growth	6,042,004.28	23.68%
	1290 VT Micro Cap	2,299,583.90	19.07%
CharterSM Small Cap Value	1290 VT Small Cap Value	10,562,167.54	35.82%
	1290 VT GAMCO Small Company Value	956,030.48	9.58%
AXA/Templeton Allocation Managed Volatility	AXA/Templeton Global Equity Managed Volatility	28,760,312.95	92.85%
	AXA/Franklin Balanced Managed Volatility	35,779,556.58	100.00%
	AXA/Mutual Large Cap Equity Managed Volatility	27,116,776.90	100.00%

EXHIBIT M – ADVISORY AGREEMENT COMPARISON CHART

The chart below notes the differences between the Current and New Advisory Agreements.

Provision	Current EQAT Master Advisory Agreement	Current EQAT Advisory Agreement - Fund of Funds Portfolios	Current EQAT Advisory Agreement - MONY Portfolios	Current VIP Advisory Agreement	New Advisory Agreement
1.Description of Adviser’s Responsibilities	Adviser will, at its own expense, select and contract with one or more Sub-Advisers to manage the investment operations and composition of the Portfolios and render investment advice, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Amended and Restated Agreement and Declaration of Trust, By-Laws, and such Portfolio’s Prospectus and Statement of Additional Information.	Adviser will obtain and evaluate information affecting economy generally, implement a continuous investment program, arrange for purchase and sale of securities, keep Trustees informed, provide assistance in determining fair value, cooperate with and provide assistance to service providers, furnish third-party data.	Adviser will, at its own expense, select and contract with one or more Sub-Advisers to manage the investment operations and composition of the Portfolios and render investment advice, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio, in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Amended and Restated Agreement and Declaration of Trust, By-Laws, and such Portfolio’s Prospectus and Statement of Additional Information.	Adviser will obtain and evaluate information affecting economy generally, implement a continuous investment program, arrange for purchase and sale of securities, keep Trustees informed, provide assistance in determining fair value, cooperate with and provide assistance to service providers, furnish third-party data.

Adviser will provide a continuous investment program, monitor the implementation of each Portfolio’s investment program, assess each Portfolio’s investment objectives and policies, composition, investment style and process, develop and evaluate strategic initiatives, make recommendations to the Board regarding the program of the Trust and Portfolios, coordinate and/or implement strategic initiatives, and provide reports to the Board on the impact of such strategic initiatives.

Adviser will provide assistance in determining fair value, cooperate and provide assistance to and exchange information with service providers, and furnish periodic and special reports to the Board.

M-1

Provision	Current EQAT Master Advisory Agreement	Current EQAT Advisory Agreement -Fund of Funds Portfolios	Current EQAT Advisory Agreement -MONY Portfolios	Current VIP Advisory Agreement	New Advisory Agreement
2.Delegation of Authority

Adviser will have overall supervisory responsibility for management and investment of Portfolios’ assets, discretion to select and terminate Sub-Advisers, assess investment focus, monitor compliance of each Sub-Adviser with objectives, polices and restrictions of any Portfolios, review and report to Trustees the performance of each Sub-Adviser, furnish to the Trust statistical information, apprise Trust of important developments, furnish reports to Trustees and third-party data.

Does not specifically include compensating Sub-Adviser as a duty.

Adviser may contract with Sub-Advisers to carry out any and all of Adviser’s duties. Does not specifically include compensating Sub-Adviser as a duty.

Adviser will have overall supervisory responsibility for management and investment of Portfolios’ assets, discretion to select and terminate Sub-Advisers, assess investment focus, monitor compliance of each Sub-Adviser with objectives, polices and restrictions of any Portfolios, review and report to Trustees the performance of each Sub-Adviser, furnish to the Trust statistic information, apprise Trust of important developments, furnish reports to Trustees and third-party data.

Does not specifically include compensating Sub-Adviser as a duty.

Adviser may contract with Sub-Advisers to carry out any and all of Adviser’s duties. Does not specifically include compensating Sub-Adviser as a duty.

Subject to the direction and control of the Board, and at Adviser’s expense, Adviser may contract with Sub-Advisers to carry out any of Adviser’s duties.

Adviser will have overall supervisory responsibility for the general management and investment of assets and will oversee the performance of delegated functions, allocate Portfolio assets, monitor the Sub-Adviser’s implementation, cause the Sub-Adviser to furnish to the Board statistical information, cause the Sub-Adviser to furnish to the Board reports, cause the appropriate Sub-Adviser to apprise the Board of material developments, compensate the Sub-Adviser.

3.Limitation on Liability	Adviser will exercise its best judgment in rendering its services to the respective Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgement or mistake of law or for any loss suffered by the respective Trust in connection with the matters to which the respective agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the respective agreement.	Adviser will not be liable for any error of judgement or mistake of law or for any loss suffered by the respective Trust in connection with the matters to which the respective agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties as specified in the respective agreement.	Adviser will exercise its best judgment in rendering its services to the respective Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgement or mistake of law or for any loss suffered by the respective Trust in connection with the matters to which the respective agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the respective agreement.	Adviser will not be liable for any error of judgement or mistake of law or for any loss suffered by the respective Trust in connection with the matters to which the respective agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties as specified in the respective agreement.	Adviser will exercise its best judgment in rendering its services to the respective Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the respective agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in the respective Agreement.

M-2

EXHIBIT N – SUB-ADVISORY AGREEMENT COMPARISON CHART

The chart below notes the differences between the Current and New Sub-Advisory Agreements.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
1. Limitation of shareholder liability; Trust liability	Agreement is silent with regard to shareholder liability and Trust liability.

Adviser and Sub-Adviser shall not seek satisfaction of obligation from shareholders of the Portfolios, or from Trustees.

Obligations assumed by Trust shall be limited in all cases to Trust and its assets, and if the liability relates to one or more series, the obligations shall be limited to the respective assets of each Portfolio.

Adviser and Sub-Adviser shall not seek satisfaction of obligation from shareholders of the Portfolios, or from Trustees.

Obligations assumed by Trust shall be limited in all cases to Trust and its assets, and if the liability relates to one or more series, the obligations shall be limited to the respective assets of each Portfolio.

Adviser and Sub-Adviser shall not seek satisfaction of obligation from shareholders of the Portfolios, or from Trustees.

Obligations assumed by Trust shall be limited in all cases to Trust and its assets, and if the liability relates to one or more series, the obligations shall be limited to the respective assets of each Portfolio.

Adviser and Sub-Adviser shall not seek satisfaction of obligation from shareholders of the Portfolios, or from Trustees.

Obligations assumed by Trust shall be limited in all cases to Trust and its assets, and if the liability relates to one or more series, the obligations shall be limited to the respective assets of each Portfolio.

The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof.

The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
2. Consulting with other advisers	Agreement is silent with regard to consulting with other advisers.	Sub-Adviser will not consult with any other investment adviser to (i) the Portfolios, (ii) any other Portfolio of Trust or (iii) any other investment company under common control with Trust concerning transactions of the Portfolios in securities of other assets.	Agreement is silent with regard to consulting with other advisers.	Sub-Adviser will not consult with any other investment adviser to (i) the Portfolios, (ii) any other Portfolio of Trust or (iii) any other investment company under common control with Trust concerning transactions of the Portfolios in securities of other assets.	Sub-Adviser will not consult with any other investment adviser to (i) the Portfolios, (ii) any other Portfolio of Trust or (iii) any other investment company under common control with Trust concerning transactions of the Portfolios in securities of other assets.	Sub-Adviser will not consult with any other investment adviser to (i) the Portfolios, (ii) any other Portfolio of Trust or (iii) any other investment company under common control with Trust concerning transactions of the Portfolios in securities of other assets.
3. Securities purchased from or sold to Sub-Adviser	Agreement is silent with regard to securities purchased from or sold to Sub-Adviser.	In no instance will portfolio securities be purchased from or sold to Sub-Adviser except in accordance with all applicable federal and state laws or regulations.	In no instance will portfolio securities be purchased from or sold to Sub-Adviser except in accordance with all applicable federal and state laws or regulations.	In no instance will portfolio securities be purchased from or sold to Sub-Adviser except in accordance with all applicable federal and state laws or regulations.	In no instance will portfolio securities be purchased from or sold to Sub-Adviser except in accordance with all applicable federal and state laws or regulations.	In no instance will portfolio securities be purchased from or sold to Sub-Adviser except in accordance with all applicable federal and state laws or regulations.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
4. Sub-Adviser’s duty to exercise rights of shareholders	Agreement is silent as to Sub-Adviser’s duties with regard to exercising rights of shareholders.	Sub-Adviser will vote proxies with respect to the Portfolio’s securities and exercise rights in corporate actions or otherwise in accordance with Sub-Adviser’s proxy voting guidelines.	Sub-Adviser will vote proxies with respect to the Portfolio’s securities and exercise rights in corporate actions or otherwise in accordance with Sub-Adviser’s proxy voting guidelines.	Sub-Adviser will vote proxies with respect to the Portfolio’s securities and exercise rights in corporate actions or otherwise in accordance with Sub-Adviser’s proxy voting guidelines.	Sub-Adviser will vote proxies with respect to the Portfolio’s securities and exercise rights in corporate actions or otherwise in accordance with Sub-Adviser’s proxy voting guidelines.	Sub-Adviser will exercise all rights of security holders with respect to securities held by the Portfolios, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. Sub-Adviser will not be responsible for making any class action filings on behalf of the Portfolios.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
5. Adviser’s Responsibilities	Adviser will supervise/oversee the sub-adviser in Portfolio asset management.	Sub-Adviser appointed subject to supervision and oversight of Adviser.	Sub-Adviser appointed subject to supervision and oversight of Adviser.	Sub-Adviser appointed subject to supervision and oversight of Adviser.	Sub-Adviser appointed subject to supervision and control of Adviser.

Adviser will supervise/oversee the sub-adviser in Portfolio asset management. Includes more detailed description of Adviser’s specific responsibilities.

With regard to delegation of responsibilities to Sub-Adviser, Adviser remains responsible for oversight, assessing investment focus, monitoring Sub-Adviser’s implementation of investment program, causing Sub-Adviser to furnish to the Board information and reports, and compensating each Sub-Adviser.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
6. Sub-Adviser’s Responsibilities

Coordinate investment and determine composition of Portfolio assets.

Sub-Adviser will obtain and evaluate information affecting the economy generally, formulate and implement a continuous investment program, arrange for purchase and sale of securities, keep Trust and Adviser fully informed, provide assistance in determining fair value, and cooperate with service providers.

Sub-Adviser will provide Adviser with a recommendation on how best to effect the average duration of each Portfolio based on signals from the Sub-Adviser’s proprietary model, and execute the trading strategy agreed to by Adviser, and, coordinate the investment and reinvestment of the assets of the Portfolios and determine the composition of the assets of the Portfolios.

Sub-Adviser will obtain and evaluate information affecting the economy generally, formulate and implement a continuous investment program, arrange for purchase and sale of securities, keep Trust and Adviser fully informed, provide assistance in determining fair value, and cooperate with service providers.

Coordinate investment and determine composition of Portfolio assets.

Sub-Adviser will obtain and evaluate information affecting the economy generally, formulate and implement a continuous investment program, arrange for purchase and sale of securities, keep Trust and Adviser fully informed, provide assistance in determining fair value, and cooperate with service providers.

Coordinate investment and determine composition of Portfolio assets.

Sub-Adviser will obtain and evaluate information affecting the economy generally, formulate and implement a continuous investment program, arrange for purchase and sale of securities, keep Trust and Adviser fully informed, provide assistance in determining fair value, and cooperate with service providers.

Coordinate investment and determine composition of Portfolio assets.

Sub-Adviser will obtain and evaluate information affecting the economy generally, formulate and implement a continuous investment program, arrange for purchase and sale of securities, keep Trust and Adviser fully informed, provide assistance in determining fair value, and cooperate with service providers.

Coordinate investment and determine composition of Portfolio assets.

Sub-Adviser will obtain and evaluate information affecting the economy generally, formulate and implement a continuous investment program, arrange for purchase and sale of securities, keep Trust and Adviser fully informed, provide assistance in determining fair value, and cooperate with service providers.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
7. Effecting Transactions	Sub-Adviser may cause the Portfolios to pay a broker or dealer that provides brokerage or research services.

Sub-Adviser may cause the Portfolios to pay a broker or dealer that provides brokerage or research services.

Adviser may direct Sub-Adviser to effect transactions through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay.

Sub-Adviser may cause the Portfolios to pay a broker or dealer that provides brokerage or research services.

Adviser may direct Sub-Adviser to effect transactions through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay.

Sub-Adviser may cause the Portfolios to pay a broker or dealer that provides brokerage or research services.

Adviser may direct Sub-Adviser to effect transactions through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay.

Sub-Adviser may cause the Portfolios to pay a broker or dealer that provides brokerage or research services.

Adviser may direct Sub-Adviser to effect transactions through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay.

Sub-Adviser may cause the Portfolios to pay a broker or dealer that provides brokerage or research services.

Adviser may direct Sub-Adviser to effect transactions through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
8. Aggregation	Sub-Adviser may aggregate securities in certain circumstances.

Sub-Adviser may aggregate securities in certain circumstances.

Sub-Adviser may give advice and take action in the performance of duties with respect to any of its other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolios.

Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives as the Portfolios, and Sub-Adviser will carry out its duties described in the agreement together with its duties under such relationships.

Sub-Adviser has no obligation to purchase or sell or recommend for purchase or sale for the Portfolios any investment that Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Sub-Adviser it is impractical or undesirable to take such action or make such recommendation for the Portfolio. .

Sub-Adviser may aggregate securities in certain circumstances.

Sub-Adviser may give advice and take action in the performance of duties with respect to any of its other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolios.

Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives as the Portfolios, and Sub-Adviser will carry out its duties described in the agreement together with its duties under such relationships.

Sub-Adviser has no obligation to purchase or sell or recommend for purchase or sale for the Portfolios any investment that Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Sub-Adviser it is impractical or undesirable to take such action or make such recommendation for the Portfolio.

Sub-Adviser may aggregate securities in certain circumstances.

Sub-Adviser may give advice and take action in the performance of duties with respect to any of its other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolios.

Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives as the Portfolios, and Sub-Adviser will carry out its duties described in the agreement together with its duties under such relationships.

Sub-Adviser has no obligation to purchase or sell or recommend for purchase or sale for the Portfolios any investment that Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Sub-Adviser it is impractical or undesirable to take such action or make such recommendation for the Portfolio.

Sub-Adviser may aggregate securities in certain circumstances.

Sub-Adviser may give advice and take action in the performance of duties with respect to any of its other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolios.

Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives as the Portfolios, and Sub-Adviser will carry out its duties described in the agreement together with its duties under such relationships.

Sub-Adviser has no obligation to purchase or sell or recommend for purchase or sale for the Portfolios any investment that Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Sub-Adviser it is impractical or undesirable to take such action or make such recommendation for the Portfolio.

Sub-Adviser may aggregate securities in certain circumstances.

Sub-Adviser may give advice and take action in the performance of duties with respect to any of its other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolios.

Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives as the Portfolios, and Sub-Adviser will carry out its duties described in the agreement together with its duties under such relationships.

Sub-Adviser has no obligation to purchase or sell or recommend for purchase or sale for the Portfolios any investment that Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Sub-Adviser it is impractical or undesirable to take such action or make such recommendation for the Portfolio.

Provision	Current Alliance Bernstein (“AB”) Master Sub-Advisory Agreement	Current AB Sub-Advisory Agreement - Short Duration Government Bond Portfolio	Current AB Sub-Advisory Agreement - Small Company Index Portfolio	Current AXA Investment Managers, Inc. Sub-Advisory Agreement	Current AXA Rosenberg Investment Management LLC Sub-Advisory Agreement	New Sub-Advisory Agreement
9. Limitation of Liability and Indemnification	Includes provision for Sub-Adviser to indemnify Adviser and Trust. No change in standard of care. Silent as to liability of Adviser to Sub-Adviser. Silent as to force majeure liability.

Includes provision for Sub-Adviser to indemnify Adviser and Trust.

No change in standard of care.

Includes reciprocal provision as to the liability of Adviser to Sub-Adviser.

Includes force majeure provision: Neither party shall be liable for any loss directly or indirectly occasioned by breakdown, delays, or failure of communication with respect to systems not controlled, licensed or operated by that party. In the event that Adviser’s performance of any of its obligations and undertakings hereunder shall be interrupted or delayed by any occurrence of an act of God, exchange or market rulings, suspension of trading, government restrictions, computer failures, failure of communication, force majeure, war, fire, or flood, then it shall be excused from performance for such period of time as is reasonably necessary to remedy the effects of such occurrence.

Includes provision for Sub-Adviser to indemnify Adviser and Trust.

No change in standard of care.

Includes reciprocal provision as to the liability of Adviser to Sub-Adviser.

Silent as to force majeure liability.

Includes provision for Sub-Adviser to indemnify Adviser and Trust.

No change in standard of care.

Includes reciprocal provision as to the liability of Adviser to Sub-Adviser.

Silent as to force majeure liability.

Includes provision for Sub-Adviser to indemnify Adviser and Trust.

No change in standard of care.

Includes reciprocal provision as to the liability of Adviser to Sub-Adviser.

Silent as to force majeure liability.

Includes provision for Sub-Adviser to indemnify Adviser and Trust.

No change in standard of care.

Includes reciprocal provision as to the liability of Adviser to Sub-Adviser.

Silent as to force majeure liability.

EXHIBIT O – GOVERNANCE COMMITTEE CHARTER - EQ ADVISORS TRUST2,

1290 FUNDS

Governance Committee Membership

The Governance Committee (the “Committee) of EQ Advisors Trust and 1290 Funds (the “Trusts”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trusts (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)	consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)	review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(c)	to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)	provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)	review the independence of counsel to the Independent Trustees of the Trusts.

Board Nominations and Functions

1. The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trusts. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trusts’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2. The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3. The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

[2]	Note, this Charter supersedes and replaces the Charter of the Nominating and Compensation Committee of EQ Advisors Trust originally adopted as of December 7, 1999.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3. The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1. The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2. The Committee, in conjunction with AXA Equitable Funds Management Group, LLC, (the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3. The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1. Trustee Orientation.    The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2. Trustee Education.    The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3. Retirement Age.    The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75 years.

4. Trustee Independence and Potential Conflicts.    The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5. Annual Self-Assessment.    The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1. The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trusts’ CCO and be responsible for administering the Trusts’ Compliance Program (including any replacement of the CCO).

2. The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3. The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1. The Committee shall review the independence of counsel to the Independent Trustees of the Trusts.

2. The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3. The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4. The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Adopted: September 17, 2014

EXHIBIT P – GOVERNANCE COMMITTEE CHARTER - AXA PREMIER VIP TRUST

Governance Committee Membership

The Governance Committee (the “Committee) of AXA Premier VIP (the “Trust”) shall be composed entirely of members of the Board of Trustees of the Trust who are not “interested persons” of the Trust (“Independent Trustees”), as defined in §2(a)(10) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Committee shall consist of at least two or more such Independent Trustees.

Purposes of the Committee

The purposes of the Committee are to:

(a)	consider the size and structure of the Board, and propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)	review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(c)	to review governance practices, including the annual Board self-assessment, and industry “best practices” for mutual fund board members and make recommendations to the Board;

(d)	provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(e)	review the independence of counsel to the Independent Trustees of the Trust.

Board Nominations and Functions

1. The Committee shall make nominations for Independent Trustee membership on the Board of Trustees (“Board”) of the Trust. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trust’s investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

2. The control of the selection and nomination process for additional Independent Trustees shall rest solely with the Committee. The President and other officers of the Trust may provide administrative assistance to the Committee in the selection and nomination process.

3. The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add additional individuals, including those with different backgrounds or skills from those already on the Board.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3. The Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members.

Compensation Arrangements for the Independent Trustees and Committee Members

1. The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2. The Committee, in conjunction with AXA Equitable Funds Management Group, LLC, (the “Adviser”) may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3. The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Board Governance Practices

The Committee shall consider such governance practices and industry “best practices” from time to time as it deems appropriate, and in any event shall address the following matters.

1. Trustee Orientation.    The Committee shall oversee the process for orientation of new Independent Trustees, which will be prepared and conducted with the assistance of the Adviser and outside legal counsel. The orientation is intended to familiarize new Independent Trustees with (1) their responsibilities under applicable corporate law and the 1940 Act; (2) the operation of the Trust and its principal service providers; and (3) the industry in which the Trust operates.

2. Trustee Education.    The Committee shall assist the Board in identifying educational topics of interest to be presented, from time to time, at Board meetings.

3. Retirement Age.    The Committee shall periodically review the Trust’s “Policy on Retirement of an Independent Trustee” and recommend to the Board, as the Committee determines appropriate any changes to such policy. In addition, the Committee shall review Independent Trustee compliance with the requirement that an Independent Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 7S years.

4. Trustee Independence and Potential Conflicts.    The Committee shall review with outside legal counsel any issues relating to the independence of any Trustee.

5. Annual Self-Assessment.    The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1. The Committee shall assist the Board in the selection, appointment, retention and termination of the Trusts’ CCO. After considering such matters as it deems appropriate, including the recommendation of the Adviser, the Committee shall propose to the Board an individual who will serve as the Trust’s CCO and be responsible for administering the Trust’s Compliance Program (including any replacement of the CCO).

2. The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3. The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Adviser outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Other Powers and Responsibilities

1. The Committee shall review the independence of counsel to the Independent Trustees of the Trust.

2. The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

3. The Committee shall review any issue delegated to it by the Independent Trustees or the Board.

4. The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trusts.

6. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Adopted: April 27, 2017

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51782-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

2A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust, on behalf of each Portfolio of the Trust, and

2A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Portfolio of the Trust, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51783-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of AXA Premier VIP Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51784-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1C1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust, on behalf of each MONY Portfolio, and

1C2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each MONY Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51785-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51786-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA

Equitable Funds Management Group, LLC (the “Adviser”) and

the Trust, on behalf of each Portfolio of the Trust (except the

Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan,

a new investment advisory agreement between the Adviser and

the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

3A1 Approve a new investment sub-advisory agreement between

the Adviser and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each Portfolio sub-advised by AllianceBernstein, and

3A2 Upon a Change of Control Event prompted by the Sell-Down

Plan, a new investment sub-advisory agreement between

the Adviser and AllianceBernstein with respect to each

Portfolio sub-advised by AllianceBernstein, and under certain circumstances, any future sub-advisory agreements prompted

by Change of Control Events that may occur as part of the

Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51787-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51788-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1B1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust, on behalf of each Fund of Funds Portfolio, and

1B2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund of Funds Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51789-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51790-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51791-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51792-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between

AXA Equitable Funds Management Group, LLC (the “Adviser”)

and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan,

a new investment advisory agreement between the Adviser and

the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

4A1 Approve a new investment sub-advisory agreement between

the Adviser and AllianceBernstein L.P. (“AllianceBernstein”)

with respect to each of the EQ/Large Cap Value Index

Portfolio, the EQ/Mid Cap Index Portfolio, and the

Multimanager Technology Portfolio, and

4A2 Upon a Change of Control Event prompted by the Sell-Down

Plan, a new investment sub-advisory agreement between

the Adviser and AllianceBernstein with respect to each of

the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap

Index Portfolio, and the Multimanager Technology Portfolio,

and under certain circumstances, any future sub-advisory

agreements prompted by Change of Control Events that

may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51793-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51794-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA

Equitable Funds Management Group, LLC (the “Adviser”) and

the Trust, on behalf of each Portfolio of the Trust (except the

Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan,

a new investment advisory agreement between the Adviser and

the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

3B1 Approve a new investment sub-advisory agreement between

the Adviser and AXA Investment Managers, Inc. (“AXA IM”)

with respect to the 1290 VT High Yield Bond Portfolio, and

3B2 Upon a Change of Control Event prompted by the Sell-Down

Plan, a new investment sub-advisory agreement between the

Adviser and AXA IM with respect to the 1290 VT High Yield

Bond Portfolio, and under certain circumstances, any future

sub-advisory agreements prompted by Change of Control

Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51795-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the Voting Instruction Card below.

3) Sign and date the Voting Instruction Card.

4) Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51796-Z73159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ON THE REVERSE SIDE OF THIS CARD TO VOTE “FOR” THE FOLLOWING PROPOSALS:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA

Equitable Funds Management Group, LLC (the “Adviser”) and

the Trust, on behalf of each Portfolio of the Trust (except the

Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan,

a new investment advisory agreement between the Adviser and

the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3C1 Approve a new investment sub-advisory agreement between

the Adviser and AXA Rosenberg Investment Management LLC

(“AXA Rosenberg”) with respect to the 1290 VT SmartBeta Equity

Portfolio, and

3C2 Upon a Change of Control Event prompted by the Sell-Down

Plan, a new investment sub-advisory agreement between

the Adviser and AXA Rosenberg with respect to the 1290 VT

SmartBeta Equity Portfolio, and under certain circumstances,

any future sub-advisory agreements prompted by Change of

Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [PLEASE SIGN WITHIN BOX]

Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51797-Z73159

AXA Equitable Life Insurance Company MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of the Shareholders of the Portfolios, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contract holder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51798-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

2A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust,

on behalf of each Portfolio of the Trust, and

2A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the

Trust, on behalf of each Portfolio of the Trust, and under certain circumstances, any future advisory agreements prompted by Change of

Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL

BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51799-S75597

AXA PREMIER VIP TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51800-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1C1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser“) and the Trust, on behalf of each MONY Portfolio, and

1C2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each MONY Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL

BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51801-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51802-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA

Equitable Funds Management Group, LLC (the “Adviser”) and

the Trust, on behalf of each Portfolio of the Trust (except the

Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan,

a new investment advisory agreement between the Adviser and

the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3A1 Approve a new investment sub-advisory agreement between

the Adviser and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each Portfolio sub-advised by AllianceBernstein, and

3A2 Upon a Change of Control Event prompted by the Sell-Down

Plan, a new investment sub-advisory agreement between

the Adviser and AllianceBernstein with respect to each

Portfolio sub-advised by AllianceBernstein, and under certain circumstances, any future sub-advisory agreements prompted

by Change of Control Events that may occur as part of the

Sell-Down Plan.

For Against Abstain

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51803-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51804-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1B1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser“) and the Trust, on behalf of each Fund of Funds Portfolio, and

1B2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Fund of Funds Portfolio, and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51805-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51806-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51807-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51808-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the

“Adviser”) and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY

Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

4A1 Approve a new investment sub-advisory agreement between the Adviser and AllianceBernstein L.P. (“AllianceBernstein“) with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and

4A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to each of the EQ/Large Cap Value Index Portfolio, the EQ/Mid Cap Index Portfolio, and the Multimanager Technology Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51809-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51810-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and

the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3B1 Approve a new investment sub-advisory agreement between the Adviser and AXA Investment Managers, Inc. (“AXA IM”)

with respect to the 1290 VT High Yield Bond Portfolio, and

3B2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the

Adviser and AXA IM with respect to the 1290 VT High Yield Bond Portfolio, and under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51811-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51812-S75597

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

5 Elect the Board of Trustees of the Trust.

01) Mark A. Barnard

02) Thomas W. Brock

03) Michael B. Clement

04) Donald E. Foley

05) Steven M. Joenk

06) Christopher P.A. Komisarjevsky

07) H. Thomas McMeekin

08) Gloria D. Reeg

09) Gary S. Schpero

10) Kathleen Stephansen

11) Kenneth L. Walker

12) Caroline L. Williams

For Against Abstain

1A1 Approve a new investment advisory agreement between AXA Equitable Funds Management Group, LLC (the “Adviser”) and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and

1A2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment advisory agreement between the Adviser and the Trust, on behalf of each Portfolio of the Trust (except the Fund of Funds Portfolios and the MONY Portfolios), and under certain circumstances, any future advisory agreements prompted by Change of Control Events that may occur as part of the Sell-Down Plan.

3C1 Approve a new investment sub-advisory agreement between the Adviser and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) with respect to the 1290 VT SmartBeta Equity

Portfolio, and

3C2 Upon a Change of Control Event prompted by the Sell-Down Plan, a new investment sub-advisory agreement between the Adviser and AXA Rosenberg with respect to the 1290 VT

SmartBeta Equity Portfolio, and under certain circumstances,

any future sub-advisory agreements prompted by Change of

Control Events that may occur as part of the Sell-Down Plan.

For Against Abstain

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E51813-S75597

EQ ADVISORS TRUST

PROXY CARD

JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2018

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Joint Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated September 21, 2018 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Joint Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.